Exhibit 10.4

EXECUTION VERSION

AMENDMENT NO. 7 TO SALE AND SERVICING AGREEMENT

This Amendment No. 7 to Sale and Servicing Agreement, dated as of July 29, 2026 (this “Amendment”) is by and among Horizon Funding I, LLC, a Delaware limited liability company, as issuer (the “Issuer”), Horizon Secured Loan Fund I LLC, a Delaware limited liability company, as the seller (the “Seller”) and as the originator (the “Originator”), Horizon Technology Finance Corporation, a Delaware corporation, as the servicer (the “Servicer”), U.S. Bank Trust Company, National Association as successor in interest to U.S. Bank National Association (“U.S. Bank”), not in its individual capacity but as the indenture trustee (the “Trustee”), and U.S. Bank National Association not in its individual capacity but as the backup servicer (the “Backup Servicer”), not in its individual capacity but as the custodian (the “Custodian”), not in its individual capacity but as the lockbox bank (the “Lockbox Bank”) and not in its individual capacity but solely as securities intermediary (the “Securities Intermediary”). Each of the Issuer, the Originator, the Servicer, the Trustee, the Backup Servicer, the Lockbox Bank and the Securities Intermediary may be referred to herein as a “Party” or collectively as the “Parties.”

PRELIMINARY STATEMENTS

WHEREAS, each of the Parties is a party to that certain Sale and Servicing Agreement, dated as of June 1, 2018, among the Issuer, the Seller, the Originator, the Servicer, the Trustee, the Backup Servicer, the Custodian, the Securities Intermediary and the Lockbox bank (as amended by Amendment No. 1 to Sale and Servicing Agreement on June 19, 2019, by Amendment No. 2 to Sale and Servicing Agreement on June 5, 2020, by Amendment No. 3 to Sale and Servicing Agreement on February 25, 2022, by Amendment No. 4 to Sale and Servicing Agreement on May 24, 2023, by Amendment No. 5 to Sale and Servicing Agreement on May 6, 2024 and by Amendment No. 6 to Sale and Servicing Agreement on April 25, 2025, the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement in the manner set forth in this Amendment and in accordance with Section 13.01(b) of the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Parties hereby agree as follows:

ARTICLE I.
AMENDMENT

Section 1.1     Amendment.

The Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Agreement attached as Exhibit A hereto.

Section 1.2     Representations and Warranties.

Each of the Issuer, Originator, and the Servicer with respect to itself, represents and warrants as of the date of this Amendment as follows:

(a)   This Amendment has been duly and validly executed and delivered by such party and constitutes its valid and binding obligation, legally enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable Insolvency Laws and general principles of equity, whether considered in a proceeding at law or in equity;

(b)   no Rapid Amortization Event or Event of Default exists as of the date hereof (the “Amendment Effective Date”) and will result from this Amendment, both immediately before and after giving effect to this Amendment; and

(c)  all representations and warranties of the Originator, and the Servicer contained in this Amendment, Article III of the Agreement or any other Transaction Document shall be true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality), except that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality) as of such specified date.

Each of the Seller, the Trustee, the Custodian, the Lockbox Bank, Backup Servicer and the Securities Intermediary with respect to itself, represents and warrants as of the date of this Amendment that this Amendment has been duly and validly executed and delivered by such party and constitutes its valid and binding obligation, legally enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable Insolvency Laws and general principles of equity, whether considered in a proceeding at law or in equity.

ARTICLE II.
MISCELLANEOUS

Section 2.1    Definitions; Interpretation. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

Section 2.2    Headings. The section headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

Section 2.3    Amendment. No provision of this Amendment may be amended, modified or supplemented except by the written agreement of all of the Parties.

Section 2.4    Counterparts. This Amendment may be in the form of an Electronic Record and may be executed using facsimile signature or Electronic Signatures. The parties hereto agree that any Electronic Signature on or associated with the Amendment shall be valid and binding on each such party to the same extent as a manual, original signature, and that the Amendment entered into by Electronic Signature, will constitute the legal, valid and binding obligation of each party enforceable against such party in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. The Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. For purposes hereof, “Electronic Record”, “Electronic Copy” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

Section 2.5    Transaction Document. This Amendment shall constitute a Transaction Document.

Section 2.6    Conditions to Effectiveness. This Amendment shall become effective on the date on which (i) each party hereto shall have delivered an executed signature page hereto to the Trustee, (ii) the Trustee has received the consent of the Majority Noteholders and (iii) the Rating Agency Condition has been satisfied.

Section 2.7    GOVERNING LAW. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT AS AMENDED BY THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE AGREEMENT AS AMENDED BY THIS AMENDMENT. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2.7(b).

Section 2.8    Jurisdiction. Any legal action or proceeding with respect to this Amendment may be brought in the courts of the United States for the Southern District of New York, and by execution and delivery of this Amendment, each party hereto consents, for itself and in respect of its property, to the nonexclusive jurisdiction of those courts. Each such party irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Amendment or any document related hereto.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first above written.

HORIZON FUNDING I, LLC, as the Issuer

By: /s/ Daniel S. Devorsetz
Name: Daniel S. Devorsetz
Title: Manager

HORIZON SECURED LOAN FUND I LLC, as the Originator and as the Seller

By: /s/ Daniel S. Devorsetz
Name: Daniel S. Devorsetz
Title: Manager

HORIZON TECHNOLOGY FINANCE CORPORATION, as the Servicer

By: /s/ Daniel R. Trolio
Name: Daniel R. Trolio
Title: Executive Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Amendment No.7 to Sale and Servicing Agreement]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but as the Trustee

By: /s/ Jennifer Napolitano
Name: Jennifer Napolitano
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as Securities Intermediary

By: /s/ Jennifer Napolitano
Name: Jennifer Napolitano
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as Custodian

By: /s/ Brandon Wright
Name: Brandon Wright
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as Backup Servicer

By: /s/ Jennifer Napolitano
Name: Jennifer Napolitano
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its
individual capacity but as Lockbox Bank

By: /s/ Jennifer Napolitano
Name: Jennifer Napolitano
Title: Vice President

[Signature Page to Amendment No.7 to Sale and Servicing Agreement]

Acknowledged and agreed:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as Initial Purchaser

By: NYL Investors LLC, its Investment Manager

By: /s/ Elena Serdurk
Name: Elena Serdurk
Title: Managing Director

NEW YORK LIFE INSURANCE COMPANY, as initial purchaser By: NYL Investors LLC, its Investment Manager

By: /s/ Elena Serdurk
Name: Elena Serdurk
Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C), as initial purchaser

By: NYL Investors LLC, its Investment Manager

By: /s/ Elena Serdurk
Name: Elena Serdurk
Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30E), as initial purchaser

By: NYL Investors LLC, its Investment Manager

By: /s/ Elena Serdurk
Name: Elena Serdurk
Title: Managing Director

[Signature Page to Amendment No.7 to Sale and Servicing Agreement]

THE BANK OF NEW YORK MELLON, A

BANKING CORPORATION ORGANIZED UNDER

THE LAWS OF NEW YORK, NOT IN ITS

INDIVIDUAL CAPACITY BUT SOLELY AS

TRUSTEE UNDER THAT CERTAIN TRUST

AGREEMENT DATED AS OF JULY 1st, 2015

BETWEEN NEW YORK LIFE INSURANCE

COMPANY OF NEW YORK, AS BENEFICIARY,

AND THE BANK OF NEW YORK MELLON, AS

TRUSTEE, as Initial Purchaser

By: New York Life Insurance Company, its attorney-in-fact By: NYL Investors LLC, its Investment Manager

By: /s/ Elena Serdurk
Name: Elena Serdurk
Title: Managing Director

[Signature Page to Amendment No.7 to Sale and Servicing Agreement]

Exhibit A

[See attached.]

EXECUTION VERSION

CONFORMED THROUGH AMENDMENT NO. 7

SALE AND SERVICING AGREEMENT

by and among

HORIZON FUNDING I, LLC,
as the Issuer,

HORIZON SECURED LOAN FUND I LLC,
as the Originator and as the Seller,

HORIZON TECHNOLOGY FINANCE CORPORATION,
as the Servicer,

and

U.S. BANK NATIONAL ASSOCIATION,
as the Trustee, Backup Servicer, Lockbox Bank, Custodian and Securities Intermediary

Dated as of June 1, 2018

HORIZON FUNDING I, LLC
Asset-Backed Notes

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(continued)

-ii-

(continued)

-iii-

(continued)

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(continued)

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Page

EXHIBITS, SCHEDULES AND APPENDIX

-vi-

SALE AND SERVICING AGREEMENT

THIS SALE AND SERVICING AGREEMENT, dated as of June 1, 2018, is by and among:

(1)	HORIZON FUNDING I, LLC, a limited liability company created and existing under the laws of the State of Delaware (together with its successors and assigns, the “Issuer”);
(2)

HORIZON SECURED LOAN FUND I LLC, a limited liability company created and existing under the laws of the State of Delaware (together with its successors and assigns, the “Fund”), as the seller (together with its successors and assigns, in such capacity, the “Seller”), and as the originator (together with its successors and assigns, in such capacity, the “Originator”);

(3)

HORIZON TECHNOLOGY FINANCE CORPORATION, a corporation created and existing under the laws of the State of Delaware (together with its successors and assigns, the “BDC”), as the servicer (together with its successors and assigns, in such capacity, the “Servicer”); and

(4)

U.S. BANK NATIONAL ASSOCIATION (together with its successors and assigns, “U.S. Bank”), not in its individual capacity but as the indenture trustee (together with its successors and assigns, in such capacity, the “Trustee”), not in its individual capacity but as the backup servicer (together with its successors and assigns, in such capacity, the “Backup Servicer”), not in its individual capacity but as the custodian (together with its successors and assigns in such capacity, the “Custodian”), not in its individual capacity but as the lockbox bank (together with its successors and assigns in such capacity, the “Lockbox Bank”) and not in its individual capacity but solely as securities intermediary (together with its successors and assigns, in such capacity, the “Securities Intermediary”).

R E C I T A L S

WHEREAS, in the regular course of its business, the Originator originates and/or otherwise acquires Loans (as defined herein);

WHEREAS, on the Closing Date, the Originator will sell, convey and assign all its right, title and interest in the Initial Loan Assets and certain other assets to the Issuer as provided herein;

WHEREAS, on each Transfer Date, the Originator may sell, convey and assign all its right, title and interest in Subsequent Loan Assets and/or Substitute Loan Assets, as applicable, and certain other assets to the Issuer as provided herein;

WHEREAS, it is a condition to the Issuer’s acquisition of the Initial Loan Assets and any Subsequent Loan Assets and Substitute Loan Assets from the Originator that the Originator make certain representations and warranties regarding the Loan Assets for the benefit of the Issuer;

WHEREAS, the Issuer is willing to purchase and accept assignment of the Loan Assets from the Originator pursuant to the terms hereof;

WHEREAS, the Servicer is willing to service the Loan Assets for the benefit and account of the Issuer pursuant to the terms hereof; and

WHEREAS, the Backup Servicer is willing to provide backup servicing for all such Loan Assets.

NOW, THEREFORE, based upon the above recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01    Definitions.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

“1940 Act” means the Investment Company Act of 1940, as amended.

“2024 Amendment Date” means May 6, 2024.

“2025 Amendment Date” means April 25, 2025.

“2026 Amendment Date” means July 29, 2026.

“Adjusted Pool Balance” means, as of any date of determination, the Aggregate Outstanding Loan Balance minus (a) the Excess Concentration Amounts and (b) the aggregate Outstanding Loan Balance of all Delinquent Loans (other than such Delinquent Loans that are Defaulted Loans), Defaulted Loans and Ineligible Loans required to be repurchased by the Originator pursuant to Section 11.01, in each case, as of such date of determination and only to the extent not included in the Excess Concentration Amounts determined in clause (a).

“Administrative Expenses” means fees and expenses (excluding amounts related to indemnification) due or accrued with respect to any Payment Date and payable by the Issuer in the following order of priority:

(a)         to any Person in respect of any governmental fee, charge or tax in relation to the Issuer;

(b)         to the Trustee, the Custodian and the Lockbox Bank, (i) the Trustee Fee, (ii) any fees of the Custodian and the Lockbox Bank and any additional fees, expenses or other amounts not to exceed $280,000 for any 12-month period and (iii) if a Successor Servicer is being appointed, any Servicing Transfer Costs incurred by the Trustee;

(c)         to the Backup Servicer, (i) the Backup Servicer Fee and (ii) any additional fees, expenses or other amounts not to exceed $20,000 for any 12-month period;

(d)         to the Independent Accountants, agents and counsel of the Issuer for fees and expenses including, but not limited to, audit fees and expenses, and to the Servicer for expenses and other amounts (excluding the Servicing Fee, any Scheduled Payment Advances and any Servicing Advances) payable under this Agreement;

(e)         to the Trustee, for unpaid fees and expenses (including reasonable and documented fees and expenses of its agents and counsel) incurred in the exercise of its rights and remedies on behalf of the Noteholders pursuant to Article V of the Indenture; and

(f)         to DBRS Morningstar for its surveillance fees in relation to the Notes.

provided that Administrative Expenses will not include (I) any amounts due or accrued with respect to the actions taken on or in connection with the Closing Date, (II) any principal of or interest on any Notes or (III) amounts payable to the Trustee in respect of indemnification.

“Advance” means an advance made by the Class A Noteholders and Class B Noteholders in accordance with the terms hereof and in the Note Funding Agreement.

“Advance Date” means the date on which the Noteholders make an Advance to the Issuer in accordance with the terms hereof and in the Note Funding Agreement.

~~“Advance Rate” means at any time:~~

~~(i)         if the Collateral consists of Loans to less than five Distinct Obligors, 40%;~~

~~(ii)        if the Collateral consists of Loans to five or more Distinct Obligors but less than ten Distinct Obligors, 50%;~~

~~(iii)       if the Collateral consists of Loans to ten or more Distinct Obligors but less than 15 Distinct Obligors, 60%;~~

~~(iv)       if the Collateral consists of Loans to 15 or more Distinct Obligors, 67%;~~

~~provided, that notwithstanding the foregoing, the maximum Advance Rate for Second Lien Loans shall be 60%; provided further that if an Overcollateralization Adjustment Event occurs, for the next Advance Date (or, if no Advance Date shall occur before the next Payment Date, for such Payment Date), the applicable Advance Rate shall be reduced by 10 percentage points.~~

“Advance Request” means a written notice in the form of Exhibit A to the Note Funding Agreement, to be used by the Issuer to request the funding of an Advance.

“Affiliate” of any specified Person means any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person, or is a director or officer of such Person; provided that for purposes of determining whether an Obligor is an Affiliate of another Obligor for purposes of determining the Class A Advance Rate or the Class B Advance Rate, as applicable, Excess Concentration Amounts or whether the Initial Loans Criteria or Portfolio Profile Milestone Criteria is satisfied, the term Affiliate shall not include any Affiliate relationship which may exist solely as a result of direct or indirect ownership of, or control by, a common owner which is a financial institution, fund or other investment vehicle which is in the business of making diversified investments including investments independent from the Loans. For the purposes of this definition, “control” (including the terms “controlling,” “controlled by” and “under common control with”), when used with respect to any specified Person means the possession, direct or indirect, of the power to vote 25% or more of the voting securities of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. The Trustee may conclusively presume that a Person is not an Affiliate of another Person unless a Responsible Officer of the Trustee has actual knowledge to the contrary.

“Agented Loan” means, with respect to any Loan, (a) the Loan is originated or purchased by the Originator in accordance with the Operating Guidelines as a part of a syndicated loan transaction that has been fully consummated prior to such Loan becoming part of the Collateral, (b) the Issuer, as assignee of the Loan, has all of the rights (including without limitation voting rights) of the Originator with respect to such Loan and the Originator’s right, title and interest in and to the Related Property, (c) the Loan is secured by an undivided interest in the Related Property that also secures and is shared by, on a pro rata basis, all other holders of such Obligor’s notes of equal priority issued in such syndicated loan transaction and (d) the Originator (or a wholly owned subsidiary of the Originator) is the lead agent or collateral agent for all lenders in such syndicated loan transaction and receives payment directly from the Obligor and may collect such payments on behalf of such lenders.

“Aggregate Outstanding Loan Balance” means, as of any date, the sum of the Outstanding Loan Balance for each Loan owned by the Issuer, as adjusted by the Principal Pricing Resets.

“Aggregate Outstanding Note Balance” means, as of any date of determination, the sum of the Outstanding Note Balances of the Notes on such date of all Classes of Notes.

“Agreement” means this Sale and Servicing Agreement, as amended, modified, waived, supplemented or restated from time to time in accordance with the terms hereof.

“Amendment Date” means June 5, 2020.

“Amortization Period” means the period commencing on the earlier of (i) the Investment Period Termination Date and (ii) the date of an Investment Period Termination Event, and ending on the date the Aggregate Outstanding Note Balance and all related obligations have been reduced to zero.

“Amortization Period Advance Rate Reduction” means for each Payment Date during the Amortization Period, the amount, if any, required to reduce each of the Class A Advance Rate and the Class B Advance Rate to a rate equal to the Class A Advance Rate or Class B Advance Rate, respectively, applicable on the last day of the Funding Period minus 5%.

“Applicable Law” means, for any Person or property of such Person, all existing and future applicable laws, rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority (including, without limitation, usury laws, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System), and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

“Assignment” means each Assignment, substantially in the form of Exhibit A hereto, relating to an assignment, transfer and conveyance of Loans and the Related Property by the Originator to the Issuer.

“Available Funds” means, with respect to any Payment Date, an amount equal to the sum of, without duplication, (a) Collections received during the related Collection Period; (b) interest earned on and any other investment earnings with respect to funds on deposit in the Collection Account during the related Interest Period; and (c) any Scheduled Payment Advances deposited into the Collection Account on the related Reference Date.

“Backup Servicer” has the meaning provided in the Preamble.

“Backup Servicer Fee” shall be equal to the product of: (i) one-twelfth of 0.0475% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Amendment Date through and including June 30, 2020 over 360) and (ii) the Aggregate Outstanding Loan Balance as of the beginning of the related Collection Period; provided, however, that the Backup Servicer Fee shall be no less than $3,500 per month, commencing when the Aggregate Outstanding Loan Balance is greater than zero at the beginning of the related Collection Period.

“Bankruptcy Code” means the United States Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.), as amended from time to time.

“BDC” has the meaning provided in the Preamble.

~~“Borrowing Base” means (A) with respect to the Commencement Date, (i) the product of the Advance Rate and the Adjusted Pool Balance as of the Commencement Date, (B) with respect to a Payment Date, the sum of (i) the product of the Advance Rate and the Adjusted Pool Balance as of the last day of the related Collection Period and (ii) the amounts on deposit in the Principal Reinvestment Account as of the last day of the related Collection Period and (C) with respect to an Advance Date, the sum of (i) the product of the Advance Rate and the Adjusted Pool Balance as of the Business Day before the Issuer’s delivery of an Advance Request (assuming the inclusion of any Subsequent Loans being conveyed on such Advance Date), and (ii) amounts constituting Principal Collections on deposit in the Principal Reinvestment Account and the Collection Account as of the Business Day before the Issuer’s delivery of an Advance Request.~~

“Borrowing Base” means the Class A Borrowing Base and the Class B Borrowing Base, as applicable.

“Borrowing Base Certificate” means a certificate prepared and signed by a Responsible Officer of the Servicer in the form of Exhibit B hereto, including a calculation of the Class A Borrowing Base and the Class B Borrowing Base, in each case as of the relevant date of determination.

“Business Day” means any day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to be closed.

“Cash Yield Rate” means, with respect to a Loan, the stated interest rate on such Loan plus all Finance Charges and other earned fees.

“Class” means each class of Notes of the Issuer, consisting of the Class A Notes and the Class B Notes.

“Class A Advance” means an advance made by the Class A Noteholders in accordance with the terms hereof and in the Note Purchase Agreement and Note Funding Agreement.

“Class A Advance Rate” means at any time:

(i)         if the Collateral consists of Loans to less than nine Distinct Obligors, 36.00%;

(ii)        if the Collateral consists of Loans to nine or more Distinct Obligors but less than fifteen Distinct Obligors, 46.00%;

(iii)       if the Collateral consists of Loans to fifteen or more Distinct Obligors but less than twenty-seven Distinct Obligors, 56.00%;

(iv)       if the Collateral consists of Loans to twenty-seven or more Distinct Obligors, 61.00%;

provided, that notwithstanding the foregoing, the maximum Advance Rate for Second Lien Loans shall be 56.00%; provided further that if an Overcollateralization Adjustment Event occurs and is continuing, for the next Advance Date (or, if no Advance Date shall occur before the next Payment Date, for such Payment Date), the applicable Class A Advance Rate shall be reduced by an additional 10%.

“Class A Borrowing Base” means, as of any date of determination, an amount equal to the sum of (A) the product of (x) the Weighted Average Class A Advance Rate and (y) the Adjusted Pool Balance as of such date, (B) the amount on deposit in the Principal Reinvestment Account as of such date (including for the avoidance of doubt, any capital contributions) after giving effect to all payments and distributions to be made on such date and (C) without duplication all Principal Collections in the Distribution Account anticipated to be deposited into the Principal Reinvestment Account on such Payment Date pursuant to the Priority of Payments, in each case on such Payment Date after giving effect to all payments and distributions to be made on such date.

“Class A Interest Amount” means, for each Interest Period, the sum, for each Class A Note, of (A) product of (i) the Class A Interest Rate in effect for such Class A Note for each day during such Interest Period, multiplied by (ii) the Outstanding Note Balance of such Class A Note on such day (giving effect to Advances funded and Investment Period Principal Distribution Amounts applied), and (iii) 1/365, and (B) all unpaid Interest Shortfalls from any prior Payment Dates (and interest accrued thereon at the Interest Rate).

“Class A Interest Rate” means for all Class A Advances after the 2026 Amendment Date, the greater of (i) 4.60% and (ii) the Pricing Benchmark plus 2.95%; provided that on any Advance Date, the Class A Interest Rate will be reset as (A) the sum of (1) the Class A Interest Rate multiplied by the Aggregate Outstanding Note Balance of the Class A Notes, in each case, in effect immediately prior to such Advance Date (as adjusted by the Principal Pricing Resets) and (2) the Class A Interest Rate calculated on such Advance Date multiplied by the principal amount of the Class A Advance made on such Advance Date (as adjusted by the Principal Pricing Resets), divided by (B) the Aggregate Outstanding Note Balance of the Class A Notes taking into account the Class A Advance made on such Advance Date.

“Class A Noteholders” means the Noteholders of the Class A Notes.

“Class A Notes” means, prior to the 2026 Amendment Date, the asset-backed Notes issued in accordance with the provisions of the Indenture on the Closing Date and to be redeemed in whole on the 2026 Amendment Date, and on or after the 2026 Amendment Date, the asset-backed Class A Notes issued in accordance with the provisions of the Indenture on the 2026 Amendment Date.

“Class A Outstanding Note Balance” means, as of any date of determination, the Outstanding Note Balance of the Class A Notes.

“Class A Principal Distribution Amount” means, for any Payment Date, an amount equal to the excess, if any, of the aggregate Outstanding Note Balance of the Class A Notes over the Class A Borrowing Base for such Payment Date.

“Class B Advance” means an advance made by the Class B Noteholders in accordance with the terms hereof and in the Note Purchase Agreement and Note Funding Agreement.

“Class B Advance Rate” means at any time:

(i)         if the Collateral consists of Loans to less than nine Distinct Obligors, 41.32%;

(ii)        if the Collateral consists of Loans to nine or more Distinct Obligors but less than fifteen Distinct Obligors, 52.80%;

(iii)       if the Collateral consists of Loans to fifteen or more Distinct Obligors but less than twenty-seven Distinct Obligors, 64.28%;

(iv)       if the Collateral consists of Loans to twenty-seven or more Distinct Obligors, 70.02%;

provided, that notwithstanding the foregoing, the maximum Class B Advance Rate for Second Lien Loans shall be 64.28%; provided further that if an Overcollateralization Adjustment Event occurs, for the next Advance Date (or, if no Advance Date shall occur before the next Payment Date, for such Payment Date), the applicable Class B Advance Rate shall be reduced by an additional 10%.

“Class B Borrowing Base” means, as of any date of determination, an amount equal to the sum of (A) the product of (x) the Weighted Average Class B Advance Rate and (y) the Adjusted Pool Balance as of such date, plus (B) the amount on deposit in the Principal Reinvestment Account as of such date (including for the avoidance of doubt, any capital contributions) after giving effect to all payments and distributions to be made on such date, plus (C) without duplication all Principal Collections in the Distribution Account anticipated to be deposited into the Principal Reinvestment Account on such Payment Date pursuant to the Priority of Payments minus (D) the Outstanding Note Balance of the Class A Notes as of the last day of the related Collection Period, in each case on such Payment Date after giving effect to all payments and distributions to be made on such date.

“Class B Interest Amount” means, for each Interest Period, the sum, for each Class B Note, of (A) product of (i) the Class B Interest Rate in effect for such Class B Note for each day during such Interest Period, multiplied by (ii) the Outstanding Note Balance of such Class B Note on such day (giving effect to Advances funded and Investment Period Principal Distribution Amounts applied), and (iii) 1/365, and (B) all unpaid Interest Shortfalls from any prior Payment Dates (and interest accrued thereon at the Interest Rate).

“Class B Interest Rate” means for all Class B Advances after the 2026 Amendment Date, the Pricing Benchmark plus 3.50%; provided that on any Advance Date, the Class B Interest Rate will be reset as (A) the sum of (1) the Class B Interest Rate multiplied by the Aggregate Outstanding Note Balance of the Class B Notes, in each case, in effect immediately prior to such Advance Date (as adjusted by the Principal Pricing Resets) and (2) the Class B Interest Rate calculated on such Advance Date multiplied by the principal amount of the Class B Advance made on such Advance Date (as adjusted by the Principal Pricing Resets), divided by (B) the Aggregate Outstanding Note Balance of the Class B Notes taking into account the Class B Advance made on such Advance Date.

“Class B Noteholders” means the Noteholders of the Class B Notes.

“Class B Notes” means the asset-backed Class B Notes issued in accordance with the provisions of the Indenture on the 2026 Amendment Date.

“Class B Outstanding Note Balance” means, as of any date of determination, the Outstanding Note Balance of the Class B Notes.

“Class B Principal Distribution Amount” means, for any Payment Date, an amount equal to the excess, if any, of the aggregate Outstanding Note Balance of the Class B Notes over the Class B Borrowing Base.

“Cleantech Loan” means, any Loan made to an Obligor that is a company that provides products and services, including, but not limited to, alternative energy, energy efficiency technologies, green building materials, water purification and waste recycling.

“Cleantech Obligor” means an Obligor of a Cleantech Loan.

“Closing Date” means June 1, 2018.

“Co-Agented Loan” means, with respect to any Loan, (a) the Loan is originated or purchased by the Originator in accordance with the Operating Guidelines as a part of a syndicated loan transaction that has been fully consummated prior to such Loan becoming part of the Collateral, (b) the Issuer, as assignee of the Loan, has all of the rights (including without limitation voting rights) of the Originator with respect to such Loan and the Originator’s right, title and interest in and to the Related Property, (c) the Loan is secured by an undivided interest in the Related Property that also secures and is shared by, on a pro rata basis, all other holders of such Obligor’s notes of equal priority issued in such syndicated loan transaction and (d) either (i) the Originator (or a wholly owned subsidiary of the Originator) is a co-agent, collateral agent or paying agent in such syndicated loan transaction, (ii) neither the Originator nor any other lender is deemed to be the collateral agent in such syndicate loan transaction, or (iii) the Originator receives payment directly from the Obligor thereof on behalf of itself (but not on behalf of any other holders of such Obligor’s notes) and no other holder of such Obligor’s notes (nor any affiliate thereof) is identified as the lead agent, collateral agent or paying agent in such syndicated loan transaction.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor legislation thereto.

“Collateral” means, as of any date, the “Indenture Collateral,” as such term is defined in the Indenture.

“Collection Account” means the segregated account so designated and established and maintained pursuant to Section 7.03(a).

“Collection Period” means (i) a period commencing on the first day of a calendar month and ending on the last day of such calendar month; provided that, the initial Collection Period following the 2026 Amendment Date shall be the period commencing on the 2026 Amendment Date and ending on the last day of the calendar month in which the 2026 Amendment Date occurs, and (ii) with respect to the Legal Final Payment Date, or any other date on which the full principal amount of the Notes are paid in full, including any redemption date, the period commencing on the first day of the calendar month and ending on such Legal Final Payment Date or such other date on which the full principal amount of the Notes are paid in full, including any redemption.

“Collections” means the aggregate of Interest Collections and Principal Collections.

“Commencement Date” means the date on which the Commencement Event has occurred.

“Commencement Event” will be deemed to have occurred if the Class A Notes have a rating of no lower than “A” from DBRS and the Class B Notes have a rating of no lower than “BBB” from DBRS on a date after the 2026 Amendment Date, without such rating being subject to further formal review.

“Commission” means the United States Securities and Exchange Commission.

“Communication” shall have the meaning provided in Section 13.07.

“Computer Records” means the computer records generated by the Servicer that provide information relating to the Loans and that were used by the Originator in selecting the Loans conveyed to the Issuer pursuant to Section 2.01 (and any Subsequent Loans or Substitute Loans conveyed to the Issuer pursuant to Section 2.04 and Section 2.05, respectively).

“Continued Errors” shall have the meaning provided in Section 8.03(e).

“Contractual Obligation” means, with respect to any Person, any provision of any securities issued by such Person or any indenture, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or is subject.

“Controlling Class” means, (a) the Class A Notes, so long as the Class A Notes are Outstanding and (b) then, once the Outstanding Note Balance of the Class A Notes have been reduced to zero, the Class B Notes.

“Corporate Trust Office” means, (i) for the purposes of Section 3.02 hereof, 111 E. Fillmore Ave, EP-MN-WS2N, St. Paul, MN 51007, Attention: Bondholder Services – Horizon Funding I, LLC; and (ii) for all other purposes, 190 S. LaSalle St., 7th Floor, Chicago, IL 60603, Attention: Global Corporate Trust – Horizon Funding I, LLC, or, in each case, at such other address as the Trustee may designate from time to time by notice to the Issuer, or the principal corporate trust officer of any successor Trustee at the address designated by such successor by notice to the Issuer.

“Curtailment” means, with respect to a Loan, any payment of principal received by the Issuer during a Collection Period as part of a payment allocable to a Loan that is in excess of the principal portion of the Scheduled Payment due for such Collection Period and which is not intended to satisfy the Loan in full, nor is intended to cure a delinquency including any accelerated amortization due to structural features of the related Loan.

“Custodian” has the meaning provided in the Preamble.

“Cutoff Date” means June 1, 2018.

“DBRS Morningstar” means DBRS, Inc., doing business as DBRS Morningstar, and any successor thereto.

“Defaulted Loan” means a Loan as to which the earliest of the following has occurred: (i) any payment, or any part of payment, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loans) has become 120 days or more delinquent; (ii) the Servicer has foreclosed upon and sold the related collateral; (iii) the Servicer has determined in accordance with its customary practices that the Loan is uncollectible or the final recoverable amounts have been received; or (iv) an Insolvency Event has occurred with respect to such Obligor; provided, however, that any Loan which the Originator has repurchased pursuant to Section 11.01 will not be deemed to be a Defaulted Loan.

“Delinquent Loan” means a Loan (i) as to which any payment, or any part of payment, due under such Loan (taking into account any waivers or modifications granted by the Servicer on such Loans) has become 60 days or more delinquent and (ii) that is not a Defaulted Loan.

“Distribution Account” means the segregated account so designated and established and maintained pursuant to Section 7.01.

“Distinct Obligor” means any Obligor or, to the extent any two or more Obligors are Affiliates (subject to the proviso in the definition thereof), collectively, such Obligors.

“Dollar” and “$” means the lawful currency of the United States.

“ECA Calculation Balance” means as of any date of determination, Payment Date or Transfer Date, the sum of (i) Adjusted Pool Balance as of the last day of the related Collection Period (or for any Transfer Date, such Transfer Date), (ii) all funds on deposit in the Principal Reinvestment Account as of the last day of the related Collection Period (or for any Transfer Date, such Transfer Date) after giving effect to all payments and distributions to be made on such date and (iii) without duplication, all Principal Collections in the Collection Account that are anticipated to be deposited in the Principal Reinvestment Account on such Payment Date (or in the case of a Transfer Date or any other date of determination, the immediately following Payment Date) pursuant to Priority of Payments after giving effect to all payments and distributions to be made on such date.

“Effective Class A Advance Rate” means, for any date of determination, the Class A Advance Rate as reduced by the applicable Amortization Period Advance Rate Reduction.

“Effective Class B Advance Rate” means, for any date of determination, the Class B Advance Rate as reduced by the applicable Amortization Period Advance Rate Reduction.

“Electronic Copy” shall have the meaning provided in Section 13.07.

“Electronic Record” shall have the meaning provided in Section 13.07.

“Electronic Signature” shall have the meaning provided in Section 13.07.

“Eligible Deposit Account” means either (a) a segregated account with a Qualified Institution, or (b) a segregated account with the corporate trust department of a depository institution organized under the laws of the United States or any state of the United States or the District of Columbia, or any domestic branch of a foreign bank, having corporate trust powers and acting as trustee for funds deposited in the related account, so long as any of the securities of that depository institution has a credit rating from DBRS Morningstar (if rated by DBRS Morningstar) of at least “BBB (high)” or a credit rating from Moody’s of Baa1 or S&P of BBB+.

“Eligible Loan” means (i) on and as of the Cutoff Date, in the case of the Initial Loans, (ii) on and as of the related Subsequent Loan Cutoff Date, in the case of any Subsequent Loan and (ii) on and as of the related Substitute Loan Cutoff Date, in the case of any Substitute Loans, a Loan as to which each of the following is true:

(a)         such Loan is current and is not a Restructured Loan;

(b)         such Loan has been originated or purchased by the Originator in the ordinary course of the Originator’s business and has been fully and properly executed by the parties thereto;

(c)         such Loan provides for periodic payments of interest and/or principal in cash, which are due and payable on a monthly or quarterly basis;

(d)         such Loan provides for, in the event that such Loan is prepaid in whole or in part, a prepayment that fully pays the principal amount of such prepayment together with interest at the related Cash Yield Rate through the date of payment;

(e)         the information provided to the Issuer and its assigns in respect of such Loan pursuant to the transaction documents is true and correct in all material respects;

(f)         such Loan satisfies in all material respects the requirements under the Operating Guidelines and was originated in accordance therewith;

(g)         such Loan represents the legal, valid and binding payment obligation in writing of the related Obligor, enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity;

(h)         the related Obligor of such Loan is not the United States or any state thereof or from any agency, department or instrumentality of the United States or any state thereof;

(i)         other than any Second Lien Loans, immediately prior to its conveyance, transfer, contribution and assignment by the Originator to the Issuer, such Loan is secured by a valid, binding and enforceable first priority perfected security interest (subject to Permitted Liens) in favor of the Originator, in all of the assets of the Obligor pledged as collateral under the Underlying Loan Agreement, which security interest has been assigned by the Originator to the Issuer, and by the Issuer to the Trustee;

(j)         such Loan is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of any contract, or the exercise of any right thereunder, will not render such contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the Originator has not received written notice of the assertion of any such right of rescission, setoff, counterclaim or defense asserted with respect thereto;

(k)         such Loan does not have liens or claims (other than Permitted Liens) that exist or have been filed for unpaid state or federal taxes relating to collateral that are prior to, or equal or coordinate with, the security interest in such collateral created by the related Loan contract, except for such liens or claims that have been waived or modified as permitted hereunder;

(l)         such Loan is not a Delinquent Loan or a Defaulted Loan, and no default, breach, violation or event permitting acceleration under the terms of any Loan contract has occurred with respect to such Loan, nor is there a continuing condition with respect to such Loan that, with notice or the lapse of time or both, would constitute a default, breach, violation or event permitting acceleration under the terms of any contract, except for such defaults, breaches, violations or events which have been waived or modified as permitted under the Servicing Standard and the Operating Guidelines;

(m)        such Loan does not relate to property that has been foreclosed upon;

(n)         such Loan has not been sold, transferred, assigned or pledged to any person other than the Issuer and has not been discharged;

(o)         (x) immediately prior to the transfer of such Loan to the Issuer, the Originator had good and marketable title to such Loan and, immediately upon such transfer, the Issuer shall have good and marketable title to such Loan and (y) except with respect to any Second Lien Loan, immediately prior to the transfer of such Loan to the Issuer, such Loan was free and clear of all liens, encumbrances, security interests and rights of others (other than Permitted Liens) and, immediately upon such transfer, such Loan shall be free and clear of all liens, encumbrances, security interests and rights of others;

(p)         such Loan has been perfected against the related Obligor by all necessary action under the relevant UCC, Personal Property Security Act, or other applicable statutes existing in jurisdictions in Canada that do not use the Personal Property Security Act, or other applicable law;

(q)         such Loan has not been originated in, and is not subject to the laws of, any jurisdiction under which the sale, transfer, assignment and conveyance of such contract under this Agreement or the pledge of such Loan under the Indenture is unlawful, void or voidable;

(r)         other than with respect to Noteless Loans and Participated Loans, such Loan has only one original executed promissory note for each note relating to such Loan;

(s)         such Loan was not due from an Obligor that was the subject of a proceeding under the Bankruptcy Code or was bankrupt;

(t)         such Loan had a Cash Yield Rate of at least 9% per annum;

(u)         the Required Loan Documents relating to such Loan have been delivered to the Custodian prior to the Closing Date or Transfer Date, as applicable; provided that, to the extent any originals of documents contained in the Required Loan Documents are required by Section 2.09(b) to be delivered following the related Transfer Date, such originals have been delivered on or prior to the date set forth in Section 2.09(b);

(v)         such Loan is due from an Obligor with its headquarters, principal place of business and primary operations in the United States or Canada (but not Quebec);

(w)         such Loan is payable in U.S. Dollars;

(x)         such Loan has a Risk Rating as set forth in the Operating Guidelines;

(y)         such Loan has an original LTV of no more than 40%;

(z)         if the Loan is an Agented Loan, Co-Agented Loan or a Third Party Agented Loan:

(i)         if the entity serving as the collateral agent of the security for all notes of the Obligor issued under the applicable Underlying Loan Agreement has changed from the time of the origination of the Loan, all appropriate assignments of the collateral agent’s rights in and to the collateral on behalf of the holders of the indebtedness of the Obligor under such facility have been executed and filed or recorded as appropriate prior to such Loan becoming a part of the Collateral;

(ii)        all required notifications, if any, have been given to the collateral agent, the paying agent and any other parties required by the Underlying Loan Agreement of, and all required consents, if any, have been obtained with respect to, the Originator’s assignment of such Loan and the Originator’s right, title and interest in the Related Property to the Issuer and the Trustee’s security interest therein on behalf of the Noteholders;

(iii)       except as otherwise provided in the related intercreditor agreement, the right to control certain actions of and replace the collateral agent and/or the paying agent of the Obligor’s indebtedness under the facility is to be exercised by at least a majority in interest of all holders of such indebtedness; and

(iv)       all indebtedness of the Obligor of the same priority within each facility is cross-defaulted, the Related Property securing such indebtedness is held by the collateral agent for the benefit of all holders of such indebtedness and all holders of such indebtedness (A) have an undivided pari passu interest in the collateral securing such indebtedness, (B) share in the proceeds of the sale or other disposition of such collateral on a pro rata basis and (C) may transfer or assign their right, title and interest in the Related Property;

(aa)       such Loan has an original term to maturity of no more than 72 months;

(bb)       the stated maturity of such Loan is not later than the Legal Final Payment Date; and

(cc)       the Loan is characterized under the Originator’s Operating Guidelines as Technology Loan, a Healthcare Loan, a Life Sciences Loan or a Cleantech Loan.

“Error” shall have the meaning provided in Section 8.03(e).

“Event of Default” shall have the meaning specified in Section 5.01 of the Indenture.

“Excess Concentration Amounts” means, as of any date of determination, the sum of (without duplication):

(a)         ~~(a)~~         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to ~~Technology~~ Obligors that are principally engaged in providing products and services related to communications that exceeds ~~70~~10% of the ~~Aggregate~~ ECA Calculation Balance;

(b)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to Obligors that are principally engaged in providing products and services related to networking that exceeds 10% of the ECA Calculation Balance;

(c)         ~~(b)~~         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to ~~Life Sciences~~ Obligors that are principally engaged in providing products and services related to data storage that exceeds ~~70~~10% of the ~~Aggregate Outstanding Loan~~ECA Calculation Balance;

(d)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to Obligors that are principally engaged in providing products and services related to software (tech) that exceeds 45% of the ECA Calculation Balance;

(e)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to Obligors that are principally engaged in providing products and services related to cloud computing that exceeds 10% of the ECA Calculation Balance;

(f)         ~~(c)~~         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to ~~Healthcare~~ Obligors that are principally engaged in providing products and services related to semiconductors that exceeds ~~40~~10% of the ~~Aggregate Outstanding Loan~~ECA Calculation Balance;

(g)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to Obligors that are principally engaged in providing products and services related to internet and media that exceeds 10% of the ECA Calculation Balance;

(h)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to Obligors that are principally engaged in providing products and services related to consumer related technologies that exceeds 10% of the ECA Calculation Balance;

(i)          ~~(d)~~         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to ~~Life Sciences Obligors and Healthcare~~ Obligors that are principally engaged in providing products and services related to biotech that exceeds ~~70~~25% of the ~~Aggregate Outstanding Loan~~ECA Calculation Balance;

(j)          The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to Obligors that are principally engaged in providing products and services related to drug discovery that exceeds 10% of the ECA Calculation Balance;

(k)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to Obligors that are principally engaged in providing products and services related to drug delivery that exceeds 10% of the ECA Calculation Balance;

(l)          The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to Obligors that are principally engaged in providing products and services related to bioinformatics that exceeds 10% of the ECA Calculation Balance;

(m)        The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to Obligors that are principally engaged in providing products and services related to medical devices that exceeds 45% of the ECA Calculation Balance;

(n)         ~~(e)~~         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to ~~a Cleantech Obligor~~Obligors that are principally engaged in providing products and services related to diagnostics and other health services that exceeds 20% of the ~~Aggregate Outstanding Loan~~ECA Calculation Balance;

(o)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to Obligors that are principally engaged in providing products and services related to electronic medical records service that exceeds 10% of the ECA Calculation Balance;

(p)         ~~(f)~~         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to Obligors that are principally engaged in providing products and services related to software (HIS) that exceeds 20% of the ECA Calculation Balance;

(q)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to Obligors that are principally engaged in providing products and services related to alternative energy that exceeds 10% of the ECA Calculation Balance;

(r)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to Obligors that are principally engaged in providing products and services related to power management that exceeds 10% of the ECA Calculation Balance;

(s)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to Obligors that are principally engaged in providing products and services related to energy efficiency that exceeds 10% of the ECA Calculation Balance;

(t)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to Obligors that are principally engaged in providing products and services related to green materials that exceeds 10% of the ECA Calculation Balance;

(u)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to Obligors that are principally engaged in providing products and services related to waste recycling that exceeds 10% of the ECA Calculation Balance;

(v)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to Obligors that are principally engaged in providing products and services related to software (tech) or software (HIS) that exceeds 50% of the ECA Calculation Balance;

(w)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to Obligors that are principally engaged in providing products and services related to medical devices, software (tech) or software (HIS) that exceeds 85% of the ECA Calculation Balance;

(x)         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to a Distinct Obligor during the Ramp-Up Period that exceeds 14% of the ~~Aggregate Outstanding Loan~~ECA Calculation Balance;

(y)         ~~(g)~~         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to the five largest Distinct Obligors during the Ramp-Up Period that exceeds 60% of the ~~Aggregate Outstanding Loan~~ECA Calculation Balance;

(z)         ~~(h)~~         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to a Distinct Obligor after the Ramp-Up Period that exceeds ~~10~~6.5% of the ~~Aggregate Outstanding Loan~~ECA Calculation Balance;

(aa)       ~~(i)~~         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to the five largest Distinct Obligors after the Ramp-Up Period that exceeds ~~35~~29.0% of the ~~Aggregate Outstanding Loan~~ECA Calculation Balance;

(bb)       ~~(j)~~         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans made to the ten largest Distinct Obligors following a Ramp-Up Period that exceeds ~~60~~50.0% of the ~~Aggregate Outstanding Loan~~ECA Calculation Balance;

(cc)       ~~(k)~~         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans for which the related Underlying Loan Agreements require the related Obligor to make payments of interest or principal less frequently than monthly that exceeds 15% of the ~~Aggregate Outstanding Loan~~ECA Calculation Balance;

(dd)       ~~(l)~~         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that have more than 25% of their original Outstanding Loan Balance due at maturity that exceeds ~~20~~30% of the ~~Aggregate Outstanding Loan~~ECA Calculation Balance;

(ee)       ~~(m)~~         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that have an interest only period greater than 36 months that exceeds ~~15~~30.0% of the ~~Aggregate Outstanding Loan~~ECA Calculation Balance;

(ff)        The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that have an interest only period greater than 48 months that exceeds 10.0% of the ECA Calculation Balance;

(gg)       ~~(n)~~         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that have a weighted average LTV that is greater than 25%;

(hh)       ~~(o)~~         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that are Second Lien Loans that exceeds 50% of the ~~Aggregate Outstanding Loan~~ECA Calculation Balance;

(ii)        ~~(p)~~         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that are Restructured Loans and, without duplication, Loans that have been subject to a Material Modification, that exceeds 15% of the ~~Aggregate Outstanding Loan~~ECA Calculation Balance;

(jj)        ~~(q)~~         The pro rata portion of the aggregate Outstanding Loan Balance of the lowest yielding Loan or Loans causing the average Cash Yield Rate of the Loans to be below ~~10~~11%;

(kk)      ~~(r)~~         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that are Second Lien Loans-TL that exceeds 17.5% of the ~~Aggregate Outstanding Loan~~ECA Calculation Balance; and

(ll)        ~~(s)~~         The pro rata portion of the aggregate Outstanding Loan Balance of all Loans that have an original term of greater than five (5) years but not more than six (6) years that exceeds ~~5.0~~15.0% of the ~~Aggregate Outstanding Loan~~ECA Calculation Balance.

During the Ramp-Up Period, references to “~~Aggregate Outstanding Loan~~ECA Calculation Balance” in ~~subsections (a)-(p)~~this definition shall be replaced by “Reference Amount.”

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Property” means (a) any amount received by, on or with respect to any Loan in the Collateral, which amount is attributable to the payment of any tax, fee or other charge imposed by any Governmental Authority on such Loan, (b) any amount representing escrows relating to taxes, insurance and other amounts in connection with any Loan for the benefit of the related Obligor and the secured party, (c) any origination fee retained by the Originator in connection with the origination of any Loan or (d) any amendment fee retained by the Originator in connection with the amendment of any Loan.

“FDIC” means the Federal Deposit Insurance Corporation and any successor thereto.

“Finance Charges” means, with respect to any Loan, any interest or finance charges owing by an Obligor pursuant to or with respect to such Loan.

“Foreclosed Property” means Related Property acquired by the Issuer or a subsidiary thereof for the benefit of the Noteholders in foreclosure or by deed in lieu of foreclosure or by other legal process.

“Foreclosed Property Disposition” means the final sale of a Foreclosed Property or of Repossessed Property. The proceeds of any “Foreclosed Property Disposition” constitute part of the definition of Liquidation Proceeds.

“Fund” has the meaning provided in the Preamble.

“General Reserve Account” means the segregated account so designated and established and maintained pursuant to Section 7.02(a).

“General Reserve Account Required Balance” means, as of any Payment Date, an amount equal to 0.75% of the Aggregate Outstanding Note Balance on such date after taking into account all amounts applied to the Aggregate Outstanding Note Balance on such date.

“General Reserve Available Funds” means all amounts deposited into the Collection Account from the General Reserve Account pursuant to Section 7.02.

“Governmental Authority” means, with respect to any Person, any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person or its property.

“Healthcare Loan” means a Loan made to an Obligor that provides products and services including, but not limited to new diagnostics, medical records, and service and patient management software.

“Healthcare Obligor” means an Obligor of a Healthcare Loan.

“Indenture” means the Indenture, dated as of the date hereof, 2018, among the Issuer, the Securities Intermediary and the Trustee, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

“Independent” means, when used with respect to any specified Person, the Person (a) is in fact independent of the Issuer, any other obligor on the Notes and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor or any Affiliate of any of the foregoing Persons as an officer, employee, trustee, partner, director or person performing similar functions.

“Independent Accountants” shall have the meaning provided in Section 9.05.

“Industry Group” means either (i) Biotechnology and Pharmaceuticals or (ii) Healthcare Services and Medical Devices, each as defined and determined in accordance with the Operating Guidelines.

“Ineligible Loan” shall have the meaning provided in Section 11.01.

“Initial Advance” means the initial Advance made by the Noteholders on the Closing Date pursuant to the Note Funding Agreement to the Issuer in respect of the Initial Loans.

“Initial Loan Assets” means any assets acquired by the Issuer from the Originator on the Closing Date pursuant to Section 2.01, which assets shall include the Originator’s right, title and interest in the following:

(i)         the Initial Loans listed in the initial List of Loans, all payments paid in respect thereof and all monies due, to become due or paid in respect thereof accruing on and after the Cutoff Date and all Insurance Proceeds, Liquidation Proceeds and other recoveries thereon, in each case as they arise after the Cutoff Date;

(ii)        all security interests and Liens and Related Property subject thereto from time to time purporting to secure payment by Obligors under such Loans;

(iii)       all guaranties, indemnities and warranties, and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Loans;

(iv)       all collections and records (including Computer Records) with respect to the foregoing;

(v)        all documents relating to the applicable Loan Files; and

(vi)       all income, payments, proceeds and other benefits of any and all of the foregoing, including but not limited to, all accounts, cash and currency, chattel paper, electronic chattel paper, tangible chattel paper, copyrights, copyright licenses, equipment, fixtures, general intangibles, instruments, commercial tort claims, deposit accounts, inventory, investment property, letter of credit rights, software, supporting obligations, accessions, and other property consisting of, arising out of, or related to the foregoing.

“Initial Loans” means those Loans conveyed to the Issuer on the Closing Date and identified for inclusion in the Collateral on the initial List of Loans required to be delivered pursuant to Section 2.02(d).

“Initial Loans Criteria” means the criteria set forth in Exhibit J hereto.

“Initial Purchasers” shall have the meaning set forth in the Note Funding Agreement.

“Insolvency Event” means, with respect to a specified Person, (i) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the ordering of the winding-up or liquidation of such Person’s affairs, which decree or order shall remain unstayed or undismissed and in effect for a period of 45 consecutive days; or (ii) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or the taking of possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Insolvency Laws” means the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

“Insolvency Proceeding” means any case, action or proceeding before any court or other Governmental Authority relating to any Insolvency Event.

“Insurance Policy” means, with respect to any Loan, an insurance policy covering liability and physical damage to or loss of the applicable Related Property, including, but not limited to, title, hazard, life, accident and/or flood insurance policies.

“Insurance Proceeds” means any amounts payable or any payments made on or with respect to a Loan or the Related Property under any Insurance Policy which are not applied or paid by the Obligor, the Servicer or, in the case of Co-Agented Loans or Third Party Agented Loans, the party primarily responsible for servicing such Loans, as applicable, to the restoration or repair of the Related Property or released to the Obligor, another creditor or any other Person in accordance with the Applicable Law, the Required Loan Documents, the Operating Guidelines, the Servicing Standard and this Agreement, net of costs of collection.

“Interest Amount” means, for each Interest Period, the sum, for each Note, of (A) product of (i) the Interest Rate in effect for such Note for each day during such Interest Period, multiplied by (ii) the ~~Aggregate~~ Outstanding Note Balance of such Note on such day (giving effect to Advances funded and Investment Period Principal Distribution Amounts applied), and (iii) 1/365, and (B) all unpaid Interest Shortfalls from any prior Payment Dates (and interest accrued thereon at the Interest Rate).

“Interest Collections” means the aggregate of:

(a)         amounts deposited into the Collection Account in respect of:

(i)         all payments received on or after the Cutoff Date on account of interest on the Initial Loans (including Finance Charges and fees) and all late payment, default and waiver charges and prepayment fees;

(ii)        all payments received on or after the Subsequent Loan Cutoff Date in the case of any Subsequent Loans and the applicable Substitute Loan Cutoff Date in the case of any Substitute Loans on account of interest of such Loans (including Finance Charges and fees) and all late payment, default and waiver charges~~;~~, and prepayment fees

(iii)       the interest portion of any amounts received (x) in connection with the purchase or repurchase of any Loan and (y) as Scheduled Payment Advances (if any); plus

(b)         investment earnings on funds invested in Permitted Investments in the Collection Account; minus

(c)         the amount of any losses incurred in connection with investments in Permitted Investments in the Collection Account.

“Interest Period” means, with respect to (i) the first Payment Date, the period from and including the Amendment Date to but excluding July 10, 2020, (ii) any Payment Date thereafter other than the Legal Final Payment Date, the period from and including the 10th day of the calendar month in which the prior Payment Date occurred to but excluding the 10th day of the calendar month in which such Payment Date occurs and (iii) the Legal Final Payment Date or any other date on which the full principal amount of the Notes are paid in full, including any redemption date, the period from and including the 10th day of the calendar month in which the prior Payment Date occurred to but excluding the Legal Final Payment Date or such other date on which the full principal amount of the Notes are paid in full, including any redemption.

~~“Interest Rate” means for all Advances after the 2025 Amendment Date, the greater of (i) 4.60% and (ii) the Pricing Benchmark plus 2.95%; provided that on any Advance Date, the Interest Rate will be reset as (A) the sum of (1) the Interest Rate multiplied by the Aggregate Outstanding Note Balance, in each case, in effect immediately prior to such Advance Date (as adjusted by the Principal Pricing Resets) and (2) the Interest Rate calculated on such Advance Date multiplied by the principal amount of the Advance made on such Advance Date (as adjusted by the Principal Pricing Resets), divided by (B) the Aggregate Outstanding Note Balance taking into account the Advance made on such Advance Date.~~

“Interest Shortfall” means, with respect to ~~the Notes and~~ any Payment Date, ~~as applicable~~(a) with respect to the Class A Notes, an amount equal to the excess, if any, of (~~a~~i) the related Class A Interest Amount over (~~b~~ii) the amount of interest actually paid to ~~the~~with respect to the Class A Notes on such Payment Date and (b) with respect to the Class B Notes, an amount equal to the excess, if any, of (i) the related Class B Interest Amount over (ii) the amount of interest actually paid to with respect to the Class B Notes on such Payment Date.

“Investment Period” means the period commencing on the Amendment Date and ending on the Investment Period Termination Date.

“Investment Period Principal Distribution Amount” means the amount determined by the Servicer pursuant to Section 5.16 that will be paid to the Noteholders during the Investment Period as a payment of principal.

“Investment Period Termination Date” means the earliest to occur of (i) June 5, 2027, or such later date as may be mutually agreed by the Noteholders and the Fund with Rating Agency Confirmation, (ii) the date on which an Investment Period Termination Event has occurred or (iii) the Portfolio Profile Milestone Test Date, if the Loans do not satisfy the Portfolio Profile Milestone Criteria as of such date, unless waived by the Majority Noteholders.

“Investment Period Termination Event” means (i) the Aggregate Outstanding Loan Balance of all Defaulted Loans minus the Liquidation Proceeds divided by the original Aggregate Outstanding Loan Balance of all Loans exceeds 8% from the Amendment Date, or (ii) the occurrence of a Rapid Amortization Event.

“Issuer” has the meaning provided in the Preamble.

“Issuer LLC Agreement” means that certain amended and restated limited liability company agreement dated June 1, 2018 as may be amended from time to time.

“Legal Final Payment Date” means the Payment Date occurring in June ~~2030~~2034.

“Lien” means any pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing (including any UCC financing statement or any similar instrument filed against a Person’s assets or properties).

“Life Sciences Loan” means a Loan made to an Obligor that provides products and services including, but not limited to, medical devices, biopharmaceuticals, drug discovery and drug delivery.

“Life Sciences Obligor” means an Obligor of a Life Sciences Loan.

“Liquidation Expenses” means, with respect to any Loan, the aggregate amount of all out-of-pocket expenses reasonably incurred by the Servicer and any reasonably allocated costs of counsel (if any), in each case in accordance with the Servicer’s customary procedures in connection with the repossession, refurbishing and disposition of any Related Property securing such Loan upon or after the expiration or earlier termination of such Loan and other out-of-pocket costs related to the liquidation of any such Related Property, including the attempted collection of any amount owing pursuant to such Loan if it is a Defaulted Loan, and, if requested by the Trustee, the Servicer must provide to the Trustee a breakdown of the Liquidation Expenses for any Loan along with any supporting documentation therefor.

“Liquidation Proceeds” means, with respect to any Defaulted Loan, whatever is receivable or received when such Loan or the Related Property is sold, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all amounts representing late fees and penalties relating thereto net of, without duplication, (a) Liquidation Expenses relating to such Loan or Related Property reimbursed to the Servicer therefrom pursuant to the terms of this Agreement and (b) amounts required to be released to other creditors, including any other costs, expenses and taxes, or the related Obligor or grantor pursuant to applicable law or the governing Required Loan Documents.

“Liquidation Report” shall have the meaning provided in Section 5.03(d).

“List of Loans” means the list identifying each Loan constituting part of the Loan Assets, which list shall consist of the initial List of Loans reflecting the Initial Loans transferred to the Issuer on the Closing Date, together with any Subsequent List of Loans amending the most current List of Loans reflecting any Subsequent Loans or Substitute Loans transferred to the Issuer on a Transfer Date (together with, if applicable, a deletion from such list of the related Loan or Loans with respect to which a Substitution Event has occurred), and which list in each case (a) identifies by account number each Loan included in the Collateral, and (b) sets forth as to each such Loan (i) the Outstanding Loan Balance as of the Cutoff Date in the case of the Initial Loans and the related Transfer Date in the case of Subsequent Loans or Substitute Loans, as applicable, (ii) the maturity date, (iii) the Loan Type, (iv) whether such Loan is a Co-Agented Loan or Third-Party Agented Loan (and the name of the agent thereunder), (v) whether such Loan is a Noteless Loan or a Participated Loan, and (vi) whether evidence of filing of UCC-1 financing statements naming the Originator as secured party with respect to such Loan are available, and which list (as in effect on the Closing Date) is attached to this Agreement as Exhibit F.

“Loan” means, to the extent transferred by the Originator to the Issuer, an individual loan to an Obligor, or portion thereof made by the Originator including, but not limited to, Agented Loans, Co-Agented Loans, Third Party Agented Loans and Participated Loans; provided that no Loan shall include any Excluded Property.

“Loan Assets” means, collectively and as applicable, the Initial Loan Assets, the Subsequent Loan Assets and the Substitute Loan Assets.

“Loan File” means, with respect to any Loan and Related Property, each of the Required Loan Documents and duly executed original or copies (including electronic copies), in each case as indicated on the List of Loans, of any other Records relating to such Loan and Related Property.

“Loan Rate” means, for each Loan and Collection Period, the current cash pay interest rate for such Loan in such period, as specified in the related Underlying Note or related Required Loan Documents.

“Loan Type” with respect to any Loan, means the characterization of such Loan as a Technology Loan, a Life Sciences Loan, a Healthcare Loan or a Cleantech Loan.

“Lockbox Account” means the segregated account so designated and established and maintained pursuant to Section 7.01(a).

“Lockbox Bank” shall have the meaning provided in Section 7.01(a).

“LTV” shall mean with respect to any Loan, the Outstanding Loan Balance of the Loan divided by the market value of such Loan or the underlying assets securing such Loan, expressed as a percentage.

“Majority ~~Noteholders~~” means, with respect to any Class of Notes, as of any date of determination, the Noteholders evidencing at least 51% of the Aggregate Outstanding Note Balance of ~~all Notes (voting as a single class)~~such Class.

“Material Modification” means any amendment or waiver of, or modification or supplement to, the Underlying Loan Agreement governing such Loan as a result of the related Obligor financial under-performance or the related Obligor credit-related concerns which:

(a)            reduces or forgives any or all of the principal amount due under such Loan;

(b)            (i) waives one or more interest payments (other than any incremental interest accrued due to a default or event of default with respect to such Loan), (ii) permits any interest due in cash to be deferred or capitalized and added to the principal amount of such Loan or (iii) reduces the spread or coupon payable on such Loan unless such reduction (when taken together with all other reductions with respect to such Loan) is by less than 10% of the spread or coupon payable at the time of the initial funding;

(c)            either (i) extends the maturity date of such Loan by more than 120 days past the maturity date as of the initial funding or (ii) extends the amortization schedule with respect thereto;

(d)            substitutes, alters or releases the Underlying Notes related to such Loan, and such substitution, alteration or release, individually or in the aggregate and as determined with reasonable discretion, materially and adversely affects the value of such Loan; or

(e)            waives any other material requirement under such Underlying Loan Agreement;

provided that no Material Modification may extend the maturity of any Loan beyond the Legal Final Payment Date.

“Monthly Report” shall have the meaning provided in Section 9.01.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Nonrecoverable Advance” means any Scheduled Payment Advance or Servicing Advance, as applicable, previously made in respect of a Loan or any Related Property that, as determined by the Servicer in its reasonable, good faith judgment, will not be ultimately recoverable from subsequent payments or collections with respect to the applicable Loan including, without limitation, payments or reimbursements from the related Obligor, Insurance Proceeds or Liquidation Proceeds on or in respect of such Loan or Related Property.

“Note” ~~means any one of the notes of the Issuer, executed and authenticated in accordance with the Indenture~~or “Notes” means the Class A Notes and the Class B Notes, individually or collectively, as context may require.

“Note Funding Agreement” means that certain ~~Fourth~~Fifth Amended and Restated Note Funding Agreement, dated as of the ~~2024~~2026 Amendment Date, between the Issuer and the Initial Purchasers, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

“Note Register” shall have the meaning provided in Section 4.02(a) of the Indenture.

“Noteholder” or “Holder” means each Person in whose name a Note is registered in the Note Register; provided that an Owner of a Note shall be deemed a Holder of such Note as provided in Section 13.13.

“Noteless Loan” means any Loan that, pursuant to the terms of the related credit agreement (or equivalent document), is not evidenced by a promissory note.

“Notice of Substitution” shall have the meaning provided in Section 2.07.

“Obligor” means, with respect to any Loan, any Person or Persons obligated to make payments pursuant to or with respect to such Loan, including any guarantor thereof, but excluding, in each case, any such Person that is an obligor or guarantor that is in addition to the primary obligors or guarantors with respect to the assets, cash flows or credit of which the related Loan is principally underwritten.

“Officer’s Certificate” means a certificate delivered to the Trustee signed by a Responsible Officer of (i) the Originator, or (ii) the Servicer, or (iii) any other Person acting on behalf of the Issuer, as required by this Agreement or any other Transaction Document.

“Operating Guidelines” means the written operating guidelines (which covers credit, collection and servicing policies and procedures) of the Originator and the initial Servicer in effect on the Cutoff Date, as amended or supplemented from time to time in accordance with Section 5.02(l), a copy of which has been provided to the Issuer and the Trustee; and, with respect to any Successor Servicer, the written collection policies and procedures of such Person at the time such Person becomes a Successor Servicer.

“Opinion of Counsel” means a written opinion of counsel, who may be outside counsel, or internal counsel (except with respect to federal securities law, tax law, bankruptcy law or UCC matters), for the Issuer, the Originator or the Servicer, including Dechert LLP or other counsel reasonably acceptable to the Trustee.

“Optional Redemption” means a redemption of the Notes pursuant to Section 10.01 of the Indenture.

“Originator” shall have the meaning provided in the Preamble.

“Outstanding” shall have the meaning provided in Section 1.01 of the Indenture.

“Outstanding Loan Balance” means, as of any date of determination with respect to a Loan, the outstanding principal amount of such Loan.

“Outstanding Note Balance” means, as of any date of determination with respect to any Notes, (i) the original principal amount of such Notes on the Closing Date, plus (ii) any Advances made by the Noteholders after the Closing Date minus (iii) all amounts paid by the Issuer with respect to such principal amount up to such date.

“Overcollateralization Adjustment Event” will be deemed to have occurred if (i) the aggregate Outstanding Loan Balance of all Delinquent Loans exceeds 15% of the Aggregate Outstanding Loan Balance as of the last day of the most recent Collection Period (if related to a Payment Date) or the Business Day prior to an Advance Date (if related to an Advance Date), or, without duplication, (ii) the aggregate Outstanding Loan Balance of Defaulted Loans exceeds 10% of the Aggregate Outstanding Loan Balance as of the last day of the most recent Collection Period (if related to a Payment Date) or the third (3rd) Business Day prior to an Advance Date (if related to an Advance Date).

“Owner” shall have the meaning provided in the Indenture.

“Participated Loans” means the Loans in which the Originator holds a participation interest as of the Closing Date or the related Transfer Date (if after the Closing Date), as the case may be, which interest has been assigned to the Issuer pursuant to this Agreement.

“Payment Date” means the tenth (10th) day of each month, commencing July 10, 2020, or if such day is not a Business Day, on the next succeeding Business Day.

“Percentage Interest” means, for the Holder of any Note of any class, the fraction, expressed as a percentage, the numerator of which is the then current Outstanding Note Balance represented by such Note and the denominator of which is the then current Aggregate Outstanding Note Balance.

“Permitted Distributions” means with respect to each taxable year, distributions to the Servicer in an amount equal (in the aggregate) to (a) the sum of (i) the Servicer’s “investment company taxable income” (within the meaning of Section 852(b)(2) of the IRC), determined without regard to Section 852(b)(2)(D) of the IRC, and (ii) the excess of the Servicer’s interest income excludable from gross income under Section 103(a) of the IRC over its deductions disallowed under Sections 265 or 171(a)(2) of the IRC, in each case recognized by the Servicer in respect of its ownership of the Borrower for U.S. federal income tax purposes, as certified by the Servicer and the Borrower to the Noteholders in a written notice setting forth the calculation thereof, minus (b) the sum of any distributions previously made to the Servicer under this Agreement in respect of taxes each such taxable year.

“Permitted Investments” means on any date of determination, book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form with maturities not exceeding the next Payment Date that evidence:

(i)         direct obligations of, and obligations fully guaranteed by, the United States or any agency or instrumentality of the United States;

(ii)        demand deposits, time deposits or certificates of deposit of any depository institution (including any affiliate of the Servicer or the Trustee) or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (i) above or a portion of such obligation for the benefit of the holders of such depository receipts); provided that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Payment Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from Moody’s of “P-1” or the equivalent by DBRS Morningstar (if rated by DBRS Morningstar);

(iii)       commercial paper (including commercial paper of any affiliate of the Servicer or the Trustee) having, at the time of the investment or contractual commitment to invest therein, a rating from Moody’s of “P-1” or the equivalent by DBRS Morningstar (if rated by DBRS Morningstar);

(iv)       investments in money market funds (including funds for which the Servicer or the Trustee or any of their respective affiliates is investment manager or advisor) having a rating from Moody’s of “Aaa (mf)” or the equivalent by DBRS Morningstar (if rated by DBRS Morningstar);

(v)        banker’s acceptances issued by any depository institution or trust company referred to in clause (ii) above; and

(vi)       repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (ii) above.

The Trustee may purchase from or sell to itself or an Affiliate, as principal or agent, the Permitted Investments described above.

“Permitted Liens” means:

(i)         with respect to the interest of the Originator and the Issuer in the Loans included in the Collateral: (a) Liens in favor of the Issuer created pursuant to this Agreement, and (b) Liens in favor of the Trustee created pursuant to the Indenture and/or this Agreement, (c) Second Lien Loans; and

(ii)        with respect to the interest of the Originator and the Issuer in the Related Property: (a) materialmen’s, warehousemen’s, mechanics’ and other Liens arising by operation of law in the ordinary course of business for sums not due or sums that are being contested in good faith, (b) purchase money security interests in certain items of equipment, (c) Liens for state, municipal and other local taxes if such taxes shall not at the time be due and payable or the validity or amount thereof is currently being contested by an appropriate Person in good faith by appropriate proceedings, (d) other customary Liens permitted with respect thereto consistent with the Operating Guidelines or the Servicing Standard, (e) Liens in favor of the Issuer created by the Originator pursuant to this Agreement, (f) Liens in favor of the Trustee created pursuant to the Indenture and/or this Agreement, and (g) with respect to Agented Loans, Co-Agented Loans and Third Party Agented Loans, Liens in favor of the lead agent, the collateral agent or the paying agent on behalf of all holders of indebtedness of such Obligor under the related facility.

“Person” means any individual, corporation, estate, partnership, business or statutory trust, limited liability company, sole proprietorship, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof or other entity.

“Portfolio Profile Milestone Test Date” means, each of (i) the last day of the Collection Period for the Payment Date occurring in June 2021 and (ii) the last day of the Collection Period for the Payment Date occurring in June 2022.

“Portfolio Profile Milestone Criteria” means the criteria set forth in Exhibit K hereto.

“Predecessor Servicer Work Product” shall have the meaning provided in Section 8.03(e).

“Prepayments” means any and all (a) prepayments, including prepayment premiums, on or with respect to a Loan (including, with respect to any Loan and any Collection Period, any Scheduled Payment, Finance Charge or portion thereof that is due in a subsequent Collection Period that the Servicer has received and expressly permitted the related Obligor to make in advance of its scheduled due date, and that will be applied to such Scheduled Payment on such due date), (b) Liquidation Proceeds, and (c) Insurance Proceeds.

“Pricing Benchmark” means with respect to any Advance Date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Pricing Benchmark shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day immediately preceding the Advance Date based upon the yield for the most recent day that appears after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Pricing Benchmark, the Issuer shall select the yield for the Treasury constant maturity 3-year on H.15.

If on the third business day preceding the Advance Date H.15 TCM is no longer published, the Issuer shall calculate the Pricing Benchmark based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Advance Date of the 3-year United States Treasury. In determining the Pricing Benchmark in accordance with the terms of this paragraph, the semi-annual yield to maturity of the 3-year United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of the 3-year United States Treasury security, and rounded to three decimal places.

The Issuer shall provide notice to the Noteholders no later than one business day immediately preceding the Advance Date of the relevant Pricing Benchmark.

None of the Trustee, Securities Intermediary, Custodian or Back-up Servicer shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of the Pricing Benchmark, (ii) to select, determine or designate any alternative reference rate or Pricing Benchmark, or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, or (iii) to select, determine or designate any adjustment to the Pricing Benchmark, or other modifier to any replacement or successor index, or (iv) to determine whether or what amendments are necessary or advisable, if any, in connection with any of the foregoing.

None of the Trustee, Securities Intermediary, Custodian or Back-up Servicer shall be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Agreement as a result of the unavailability of the Pricing Benchmark and the absence of a designated replacement Pricing Benchmark, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, in providing any direction, instruction, notice or information required or contemplated by the terms of this Agreement and reasonably required for the performance of such duties.

“Principal Collections” means amounts deposited into the Collection Account in respect of payments received on or after the Cutoff Date in the case of the Initial Loans and the applicable Subsequent Loan Cutoff Date in the case of any Subsequent Loans and the applicable Substitute Loan Cutoff Date in the case of any Substitute Loans on account of principal of the Loans, including (without duplication):

(a)         the principal portion of:

(i)         any Scheduled Payments and Prepayments; and

(ii)        any amounts received (1) in connection with the purchase or repurchase of any Loan (other than interest on Loans accrued to the date of purchase) and (2) as Scheduled Payment Advances (if any);

(b)         all Curtailments;

(c)         all Liquidation Proceeds;

(~~c~~d)         Insurance Proceeds (other than amounts to be applied to the restoration or repair of the Related Property, or released or to be released to the Obligor or others);

(~~d~~e)         all Sale Proceeds;

(~~e~~f)         all other amounts not specifically included in Interest Collections; and

(~~f~~g)         all payments received related to the exercise of any warrant under the Underlying Loan Agreement;

provided that with respect to a Defaulted Loan, all payments made by an Obligor shall be deemed to be in respect of Principal Proceeds until the Outstanding Loan Balance of such Defaulted Loan has been paid in full.

“Principal Distribution Amount” means, for any Payment Date, an amount equal to the excess, if any, of the Aggregate Outstanding Note Balance over the Borrowing Base for such Payment Date.

“Principal Pricing Reset” means, prior to the Investment Period Termination Date, on each Payment Date, the Issuer shall reclassify an amount of the Aggregate Outstanding Note Balance equal to the Principal Pricing Reset Amount (or, in the event that the Principal Pricing Reset Amount exceeds the Aggregate Outstanding Note Balance, an amount equal to the Aggregate Outstanding Note Balance) as though it were an Advance bearing an interest rate equal to the greater of (i) 4.60% and (ii) the Pricing Benchmark plus 2.95% for the purposes of determining Interest Amounts on future Payment Dates and the Interest Rate.

“Principal Pricing Reset Amount” means, prior to the Investment Period Termination Date, on each Payment Date, the product of (1) the Principal Collections received during the Interest Period relevant to the Payment Date and (2) Aggregate Outstanding Note Balance divided by Adjusted Pool Balance.

“Principal Reinvestment Account” means the segregated account so designated and established and maintained pursuant to Section 7.01(b).

“Principal Reinvestment Account Allocation Amount” means the amount determined by the Servicer pursuant to Section 5.16 that is to be deposited into the Principal Reinvestment Account during the Investment Period.

“Priority of Payments” means, collectively, the payments made on each Payment Date in accordance with Section 7.05(a), Section 7.05(b) and Section 7.05(c), as applicable.

“Proceeds” means, with respect to any Collateral, whatever is receivable or received when such Collateral is sold, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any insurance relating to such Collateral and all “proceeds” as defined in the New York UCC.

“Qualified Institution” means (a) the corporate trust department of the Trustee, or (b) a depository institution organized under the laws of the United States or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), that has a long term unsecured debt rating of at least “A3” from Moody’s, “A-” from S&P or the equivalent rating from DBRS Morningstar (if rated by DBRS Morningstar), and whose deposits are insured by the FDIC.

“Ramp-Up Period” means the period beginning on the Closing Date and ending at the earlier of (i) nine months from the Amendment Date or (ii) the time at which Eligible Loans equal or exceed $50,000,000.

“Rapid Amortization Event” shall mean the occurrence of any of the following:

(a)         the aggregate Outstanding Loan Balance of all Delinquent Loans (other than such Delinquent Loans that are Defaulted Loans) exceeds 20% of the Aggregate Outstanding Loan Balance as of the last day of the most recent Collection Period;

(b)         the aggregate Outstanding Loan Balance of all Defaulted Loans exceeds 15% of the Aggregate Outstanding Loan Balance as of the last day of the most recent Collection Period;

(c)         the ~~Aggregate~~Class A Outstanding Note Balance exceeds the Class A Borrowing Base for ~~60~~30 consecutive days (after giving effect to all distributions on such Payment Dates);

(d)          the Class B Outstanding Note Balance exceeds the Class B Borrowing Base for 30 consecutive days (after giving effect to all distributions on such Payment Dates);

(~~d~~e)         the Loan Assets consist of Loans to nine or fewer Obligors during the Amortization Period;

(~~e~~f)         an Event of Default that has not been cured within the time allotted in the definition thereof;

(~~f~~g)         a downgrade of the rating of the Notes by the Rating Agency to below “BB”;

(~~g~~h)         a downgrade of the rating of the Notes by the Rating Agency to below investment-grade and a failure to cure such downgrade within 180 days of such downgrade, unless otherwise mutually agreed upon by the Issuer and the Noteholders; or

(~~h~~i)         the failure of the Commencement Event to occur within 60 days of the Amendment Date.

“Rapid Amortization Period” shall commence on the date on which a Rapid Amortization Event occurs.

“Rating Agency” means DBRS Morningstar or, if DBRS Morningstar no longer maintains a rating on any of the Notes, such other nationally recognized statistical rating organization, if any, selected by the Originator, with the consent of ~~the~~a Majority ~~Noteholders~~of the Controlling Class.

“Rating Agency Confirmation” means with respect to any proposed or actual course of action, a written confirmation from the Rating Agency to the Issuer, the Trustee and the Servicer, to the effect that the then current rating on the Notes will not be reduced, withdrawn or downgraded as a result of such action.

“Record Date” means the close of business on the last business day of the month immediately preceding the month in which such Payment Date occurs.

“Records” means all documents, books, records and other information (including without limitation, computer programs, tapes, disks, data processing software and related property and rights) executed in connection with the origination or acquisition of the Loans or maintained with respect to the Loans and the related Obligors that the Originator or the Servicer have generated, in which the Originator, the Issuer, the Trustee or the Servicer have acquired an interest pursuant to this Agreement or in which the Originator, the Issuer, the Trustee or the Servicer have otherwise obtained an interest to the extent transferable, and subject to any confidentiality and/or transferability restrictions.

“Redemption Date” means any Payment Date designated as such by the Issuer in connection with an Optional Redemption.

“Redemption Price” means, in connection with an Optional Redemption, pursuant to Section 10.01 of the Indenture, an amount equal to the sum (without duplication) of~~:~~  (i) the then Aggregate Outstanding Note Balance to be redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date and all other amounts accrued and unpaid with respect thereto; plus (ii) all administrative and other fees, expenses, advances and other amounts accrued and payable or reimbursable in accordance with the Priority of Payments (including fees and expenses, if any, incurred by the Trustee and the Servicer in connection with any sale of Loans in connection with an Optional Redemption).

“Reference Amount” means $50,000,000.

“Reference Date” means the third (3rd) Business Day of each month in which a Payment Date occurs.

“Registered” means, with respect to any debt obligation, that such debt obligation was issued after July 18, 1984 and that is in registered form for purposes of the Code.

“Related Property” means, with respect to any Loan and as applicable in the context used, the interest of the Obligor, or the interest of the Originator or Issuer under the Loan, in any property or other assets designated and pledged as collateral to secure repayment of such Loan, including all Proceeds from any sale or other disposition of such property or other assets.

“Repossessed Property” means items of Related Property taken in the name of the Issuer or a subsidiary thereof as a result of legal action enforcing the Lien on the Related Property resulting from a default on the related Loan.

“Required Loan Documents” means, with respect to:

(a)         all Loans in the aggregate:

(i)         a blanket assignment of all of the Originator’s right, title and interest in and to all Related Property securing the Loans at any time transferred to the Issuer including, without limitation, all rights under applicable guarantees and Insurance Policies;

(ii)        blanket UCC-1 financing statements in respect of the Loans to be transferred to the Issuer as Collateral and naming the Issuer and the Trustee, as assignee of the Issuer, as “Secured Party” and the Originator as the “Debtor”;

(b)         for each Loan (provided, however, that in the case of each Participated Loan, in each case, as indicated on the List of Loans, to the extent in the possession of the Originator or reasonably available to the Originator, copies of all documents and instruments described in clause (b)(i)(y), with respect to such Participated Loan):

(i)         (x) other than in the case of a Noteless Loan or Participated Loan, a copy of the Underlying Note, (y) in the case of a Participated Loan, a copy of each transfer document or instrument relating to such Participated Loan evidencing the assignment of such Participated Loan to the Originator, from the Originator to the Issuer or in blank and (z) in the case of a Noteless Loan, a copy of each transfer document or instrument relating to such Noteless Loan evidencing the assignment of such Noteless Loan from the Originator to the Issuer or in blank;

“Required Payments” shall mean each of the items described in clauses 1 through 5 of Section 7.05(a)(i).

“Responsible Officer” means, when used with respect to (a) the Trustee or the Backup Servicer, any officer assigned to the Corporate Trust Office with responsibility for administration of the transactions contemplated by the Transaction Documents, including any Chief Executive Officer, President, Executive Vice President, Vice President, Assistant Vice President, Secretary, any Assistant Secretary, trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject and (b) the Issuer, the Originator or the Servicer, the President, Chief Executive Officer, Executive Vice President, any Vice President or Treasurer thereof who is also a Servicing Officer of such Person or of the sole member of such Person, as applicable.

“Restructured Loan” means any Loan that has been, or in accordance with the Operating Guidelines is required to be, modified or restructured to extend the maturity thereof or reduce the amount (other than by reason of the repayment thereof) or extend the time for payment of principal thereof, in each case as a result of the Obligor’s material financial underperformance, distress or default. Such Loan shall cease to be a Restructured Loan when such Loan has been performing for at least six (6) consecutive calendar months since the date the most recent modification was made and is no longer required to be so modified or restructured in accordance with the Operating Guidelines.

“Risk Rating” has the meaning set forth in the Operating Guidelines.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business and any successor thereto.

“Sale Proceeds” means all proceeds received as a result of sales of Loans (other than Defaulted Loans) pursuant to this Agreement, net of any sales, brokerage and related administrative or sales expenses of the Servicer or the Trustee in connection with any such sale.

“Scheduled Payment” means, with respect to any Loan, each payment of principal and/or interest scheduled to be made by the related Obligor under the terms of such Loan after (a) in the case of the Initial Loans, the Cutoff Date, (b) in the case of Subsequent Loans, the related Subsequent Loan Cutoff Date or (c) in the case of Substitute Loans, the related Substitute Loan Cutoff Date, as adjusted pursuant to the terms of the related Underlying Note and/or Required Loan Documents.

“Scheduled Payment Advance” means, with respect to any Payment Date, the amounts, if any, deposited by the Servicer in the Collection Account on the related Reference Date for such Payment Date in respect of Scheduled Payments (or portions thereof) pursuant to Section 5.09.

“Second Lien Loans” means a Loan that is not a first lien loan because a revolving loan that , by its terms, may require one or more future advances to be made is senior to such Loan and such Loan (a) is not (and cannot by its terms become) subordinate in right of payment to any other obligation of the obligor of the Loan (other than with respect to such revolving loans, term loans, trade claims, capitalized leases or similar obligations); (b) is secured by a valid second-priority perfected security interest or lien in, to or on specified collateral securing the obligor’s obligations under the second lien loan; (c) the combined amount of such Loan and the senior credit facility would not create a combined loan to value ratio (determined in accordance with the Operating Guidelines) greater than thirty percent (30%); and (d) is not secured solely or primarily by common stock or other equity interests; for the avoidance of doubt, Second Lien Loans shall include Second Lien Loans-TL.

“Second Lien Loans-TL” means a Loan that is not a first lien loan because a term loan is senior to such Loan and such Loan (a) is not (and cannot by its terms become) subordinate in right of payment to any other obligation of the obligor of the Loan (other than with respect to such revolving loans, term loans, trade claims, capitalized leases or similar obligations); (b) is secured by a valid second-priority perfected security interest or lien in, to or on specified collateral securing the obligor’s obligations under the second lien loan; (c) the combined amount of such Loan and the senior credit facility would not create a combined loan to value ratio (determined in accordance with the Operating Guidelines) greater than thirty percent (30%); and (d) is not secured solely or primarily by common stock or other equity interests.

“Secured Parties” means, collectively, the Noteholders, the Trustee and the Servicer.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Intermediary” has the meaning provided in the Preamble.

“Seller” has the meaning provided in the Preamble.

“Servicer” means initially Horizon Technology Finance Corporation, or its successors in interest, until any Servicer Transfer hereunder or the resignation or permitted assignment by the Servicer and, thereafter, means the Backup Servicer or other Successor Servicer appointed pursuant to Article VIII with respect to the duties and obligations required of the Servicer under this Agreement.

“Servicer Default” shall have the meaning provided in Section 8.01.

“Servicer Transfer” shall have the meaning provided in Section 8.02(c).

“Servicing Advances” means all reasonable and customary “out-of-pocket” costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of any Related Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any Foreclosed Property or Repossessed Property, (d) compliance with its obligations under this Agreement and other Transaction Documents and (e) services rendered in connection with the liquidation of a Loan (other than Liquidation Expenses).

“Servicing Fee” shall have the meaning provided in Section 5.11.

“Servicing File” means, for each Loan, the following documents or instruments:

(a)         copies of each of the Required Loan Documents; and

(b)         any other portion of the Loan File which is not part of the Required Loan Documents.

“Servicing Officer” means any officer of the Servicer involved in, or responsible for, the administration and servicing of Loans whose name appears on a list of servicing officers appearing in an Officer’s Certificate furnished to the Trustee by the Servicer, as the same may be amended from time to time.

“Servicing Standard” means, with respect to any Loans and all other assets included in the Collateral, to service and administer such Loans and other assets in the Collateral in accordance with the Operating Guidelines and the Underlying Loan Agreements (as applicable) and all customary and usual servicing practices, in a manner consistent with the Servicer’s servicing of comparable senior loan agreements that it owns or services for itself or others, without regard to: (i) the Servicer’s right to receive compensation for its services hereunder or with respect to any particular transaction, or (ii) the ownership, servicing or management for others by the Servicer of any other loans, debt securities or property by the Servicer.

“Servicing Transfer Costs” means costs and expenses, if any, incurred by the Trustee or by the Successor Servicer in connection with the transfer of servicing to the Successor Servicer, which shall not exceed $100,000 in the aggregate for any given servicing transfer; provided however, that the Servicing Transfer Costs will not include the Successor Servicer Engagement Fee.

“Solvent” means, as to any Person at any time, that (a) the fair value of the property of such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (d) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute unreasonably small capital.

“Subsequent List of Loans” means a list, in the form of the initial List of Loans delivered on the Closing Date, but listing each Subsequent Loan and Substitute Loan, as the case may be, transferred to the Issuer from time to time.

“Subsequent Loan” means one or more Loans transferred by the Originator to the Issuer under and in accordance with Section 2.05.

“Subsequent Loan Assets” means any assets acquired by the Issuer from the Originator following the Closing Date in connection with one or more Subsequent Loans pursuant to Section 2.05, which assets shall include the Originator’s right, title and interest in the following:

(i)         the Subsequent Loans listed in the related Subsequent List of Loans, all payments paid in respect thereof and all monies due, to become due or paid in respect thereof accruing on and after the Subsequent Loan Cutoff Date and all Insurance Proceeds, Liquidation Proceeds and other recoveries thereon, in each case as they arise after the Subsequent Loan Cutoff Date;

(ii)        all security interests and Liens and Related Property subject thereto from time to time purporting to secure payment by Obligors under such Loans;

(iii)       all guaranties, indemnities and warranties, and other agreements or arrangement of whatever character from time to time supporting or securing payment of such Loans;

(iv)       all collections and records (including Computer Records) with respect to the foregoing;

(v)        all documents relating to the applicable Loan Files; and

(vi)       all income, payments, proceeds and other benefits of any and all of the foregoing, including but not limited to, all accounts, cash and currency, chattel paper, electronic chattel paper, tangible chattel paper, copyrights, copyright licenses, equipment, fixtures, general intangibles, instruments, commercial tort claims, deposit accounts, inventory, investment property, letter of credit rights, software, supporting obligations, accessions, and other property consisting of, arising out of, or related to the foregoing.

“Subsequent Loan Cash Purchase Price” means the lesser of (i) amounts on deposit in the Principal Reinvestment Account and (ii) the aggregate Outstanding Loan Balance of Subsequent Loans being conveyed on such Transfer Date.

“Subsequent Loan Cutoff Date” means each date on or after the Closing Date on which a Subsequent Loan is transferred to the Issuer.

“Substitute Loan” means one or more Loans transferred by the Originator to the Issuer under and in accordance with Section 2.07.

“Substitute Loan Assets” means any assets acquired by the Issuer from the Originator following the Closing Date in connection with substitution of one or more Substitute Loans pursuant to Section 2.04 or Section 2.07, which assets shall include the Originator’s right, title and interest in the following:

(i)         the Substitute Loans listed in the related Subsequent List of Loans, all payments paid in respect thereof and all monies due, to become due or paid in respect thereof accruing on and after the Substitute Loan Cutoff Date and all Insurance Proceeds, Liquidation Proceeds and other recoveries thereon, in each case as they arise after the Substitute Loan Cutoff Date;

(ii)         all security interests and Liens and Related Property subject thereto from time to time purporting to secure payment by Obligors under such Loans;

(iii)         all guaranties, indemnities and warranties, and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Loans;

(iv)         all collections and records (including Computer Records) with respect to the foregoing;

(v)         all documents relating to the applicable Loan Files; and

(vi)         all income, payments, proceeds and other benefits of any and all of the foregoing, including but not limited to, all accounts, cash and currency, chattel paper, electronic chattel paper, tangible chattel paper, copyrights, copyright licenses, equipment, fixtures, general intangibles, instruments, commercial tort claims, deposit accounts, inventory, investment property, letter of credit rights, software, supporting obligations, accessions, and other property consisting of, arising out of, or related to the foregoing.

“Substitute Loan Cutoff Date” means each date on or after the Closing Date on which a Substitute Loan is transferred to the Issuer.

“Substitution Event” shall have the meaning provided in Section 2.07.

“Successor Servicer” shall have the meaning provided in Section 8.02(b).

“Successor Servicer Engagement Fee” shall mean $125,000.

“Tape” shall have the meaning provided in Section 9.04(a).

“Technology Loan” shall mean a Loan made to an Obligor that provides products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet consumer and business services, telecommunications, and telecommunications equipment.

“Technology Obligor” means an Obligor of a Technology Loan.

“Termination Notice” shall have the meaning provided in Section 8.02(a).

“Third Party Agented Loan” means, with respect to any Loan, (a) the Loan is originated by a Person other than or in addition to the Originator as part of a syndicated loan transaction which has been fully consummated prior to such Loan becoming part of the Collateral, (b) upon the sale of the Loan under this Agreement to the Issuer, the Required Loan Documents shall have been delivered to the Custodian, (c) the Issuer, as assignee of the Loan, has all of the rights (including without limitation voting rights) of the Originator which have been transferred by the Originator with respect to the Loan and the Originator’s right, title and interest in and to the Related Property, (d) the Loan is secured by an undivided interest in the Related Property that also secures and is shared by, on a pro rata basis, all other holders of such Obligor’s indebtedness of equal priority issued in such syndicated loan transaction, and (e) the third party Loan originator (or an affiliate thereof) is the lead agent, collateral agent or paying agent for all lenders in such syndicated loan transaction.

“Transaction Accounts” means, collectively, the Collection Account, the Principal Reinvestment Account, the General Reserve Account, the Distribution Account and the Lockbox Account.

“Transaction Documents” means this Agreement, the Indenture, the Note Funding Agreement, the Notes, any fee letters (including the fee letter dated April 16, 2018 from U.S. Bank in respect of trustee fees, backup servicing fees, custodian fees and lockbox agent fees), any UCC financing statements filed pursuant to the terms of the Transaction Documents, and any additional document the execution of which is necessary or incidental to carrying out the terms of, or which is identified as a “Transaction Document” in, the foregoing documents, all as such documents are amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time

“Transfer Date” means the Subsequent Loan Cutoff Date or the Substitute Loan Cutoff Date, as applicable.

“Transfer Deposit Amount” means, on any date of determination with respect to any Loan, an amount equal to the sum of (a) the Outstanding Loan Balance of such Loan, (b) accrued interest thereon through such date of determination at the Loan Rate provided for thereunder, and (c) any outstanding Scheduled Payment Advances and Servicing Advances thereon that have not been waived by the Servicer entitled thereto.

“Trustee” means the Person acting as Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

“Trustee Fee” means $1,500 per month commencing when the Aggregate Outstanding Loan Balance is greater than zero at the beginning of the related Collection Period.

“UCC” means the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

“Underlying Loan Agreement” means each single lender or multi-lender commercial loan or credit agreements or other debt agreements or instruments customary for the applicable type of Loan originated or acquired by the Originator or one of its Affiliates.

“Underlying Note” means the one or more promissory notes executed by the applicable Obligor evidencing a Loan.

“United States” means the United States of America.

“Unused Fee” means a fee payable by the Issuer to the Trustee for distribution to the Noteholders, quarterly in arrears, in an amount equal to the difference between the Commitment Amount and the actual average daily Outstanding Note Balance during such quarterly period multiplied by the Unused Fee Rate.

“Unused Fee Rate” means (i) 0% from the Commencement Date to six months after the Commencement Date, (ii) on and after six months after the Commencement Date to one year after the Commencement Date 0.25% per annum, and (ii) thereafter, 0.5% per annum.

“Upsize Date” means February 25, 2022.

“Upsize Event” means the point after the Upsize Date at which an Advance increases the Aggregate Outstanding Note Balance above $100,000,000.

“Weighted Average Class A Advance Rate” means, with respect to any date, a percentage equal to the sum of (i) the product of (x) the percentage of the Adjusted Pool Balance attributable to Loan Assets that are Second Lien Loans and (y)(1) if the Class A Advance Rate is calculated in accordance with clause (i) or (ii) of the definition thereof, the applicable percentage set forth in such clauses (as reduced if an Overcollateralization Adjustment Event occurs and is continuing) and (2) if the Class A Advance Rate is calculated in accordance with clause (iii) or (iv) of the definition thereof, 56.00% (or if a Overcollateralization Adjustment Event occurs and is continuing, 46.00%) and (ii) the product of (x) the percentage of the Adjusted Pool Balance attributable to Loan Assets that are not Second Lien Loans and (y) the then applicable Class A Advance Rate; provided, that if the Weighted Average Class A Advance Rate is greater than 59.5000%, the Weighted Average Class A Advance Rate shall be deemed to be 59.5000%; provided further, that during the Amortization Period, the Weighted Average Class A Advance Rate shall not be more than the prior month’s Effective Class A Advance Rate.

“Weighted Average Class B Advance Rate” means, with respect to any date, a percentage equal to the sum of (i) the product of (x) the percentage of the Adjusted Pool Balance attributable to Loan Assets that are Second Lien Loans and (y)(1) if the Class B Advance Rate is calculated in accordance with clause (i) or (ii) of the definition thereof, the applicable percentage set forth in such clauses (as reduced if an Overcollateralization Adjustment Event occurs and is continuing) and (2) if the Class B Advance Rate is calculated in accordance with clause (iii) or (iv) of the definition thereof, 64.28% (or if a Overcollateralization Adjustment Event occurs and is continuing, 54.28%) and (ii) the product of (x) the percentage of the Adjusted Pool Balance attributable to Loan Assets that are not Second Lien Loans and (y) the then applicable Class B Advance Rate; provided, that if the Weighted Average Class B Advance Rate is greater than 68.2935%, the Weighted Average Class B Advance Rate shall be deemed to be 68.2935%; provided further, that during the Amortization Period, the Weighted Average Class B Advance Rate shall not be more than the prior month’s Effective Class B Advance Rate.

Section 1.02    Usage of Terms.

With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term “including” means “including without limitation.”

Section 1.03    Section References.

All Section references (including references to the Preamble), unless otherwise indicated, shall be to Sections (and the Preamble) in this Agreement.

Section 1.04    Calculations.

Except as otherwise provided herein, all interest rate and basis point calculations hereunder will be made on the basis of a 360 day year consisting of twelve 30-day months and will be carried out to at least three decimal places.

Section 1.05    Accounting Terms.

All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

ARTICLE II

    ESTABLISHMENT OF ISSUER; TRANSFER OF LOAN ASSETS

Section 2.01    Creation and Funding of Issuer; Transfer of Loan Assets.

(a)     The Issuer has been organized by the Originator pursuant to the terms and conditions of the Issuer LLC Agreement and the Originator shall convey assets to the Issuer pursuant to the terms and provisions hereof. The Servicer is hereby specifically recognized by the parties hereto as empowered to act on behalf of the Issuer in accordance with Section 5.02(g) and Section 5.02(h), and to perform any other duties and obligations required to be performed by the Servicer under the Transaction Documents.

(b)     Subject to and upon the terms and conditions set forth herein, and in consideration of the Issuer’s delivery to or upon the order of the Originator of the Initial Advance on the Closing Date, the Originator hereby sells, transfers, assigns, sets over and otherwise conveys to the Issuer all the right, title and interest of the Originator in and to the Initial Loan Assets.

To the extent the purchase price paid to the Originator for any Loan Assets is less than the fair market value of such Loan Assets, the difference between such fair market value and such purchase price shall constitute a capital contribution made by the Originator to the Issuer on the Closing Date in the case of the Initial Loans and as of the related Transfer Date in the case of any Subsequent Loans or Substitute Loans. For all purposes of this Agreement, any contributed Loan Assets shall be treated the same as Loan Assets sold for cash, including without limitation for purposes of Section 11.01.

(c)     The Originator acknowledges that the representations and warranties of the Originator in Section 3.01 through Section 3.04 will run to and be for the benefit of the Issuer and the Trustee, and the Issuer and the Trustee may enforce directly the repurchase obligations of the Originator, with respect to breaches of such representations and warranties that materially and adversely affect the interests of any Noteholder as set forth in this Agreement. Other than with respect to Section 12.02, the repurchase obligation or substitution obligation of the Originator set forth in Section 11.01 constitutes the sole remedy available for a breach of representation or warranty of the Originator in connection with the purchase of any Loan Asset.

(d)     The sale, transfer, assignment, set-over and conveyance of the Loan Assets by the Originator to the Issuer pursuant to this Agreement does not constitute and is not intended to result in a creation or an assumption by the Issuer of any obligation of the Originator in connection with the Loan Assets, or any agreement or instrument relating thereto, including, without limitation, (i) any obligation to any Obligor relating to any unfunded commitment from the Originator, (ii) any taxes, fees, or other charges imposed by any Governmental Authority and (iii) any insurance premiums that remain owing with respect to any Loan Asset at the time such Loan Asset is sold hereunder. Without limiting the foregoing, (x) the Issuer does not assume any obligation to purchase any additional notes or loans under agreements governing the Loan Assets and (y) the sale, transfer, assignment, set-over and conveyance of the Loan Assets by the Originator to the Issuer pursuant to this Agreement does not constitute and is not intended to result in a creation or an assumption by the Issuer of any obligation of the Originator as lead agent or collateral agent under any Agented Loan or Co-Agented Loan.

(e)     The Originator and the Issuer intend and agree that (i) each transfer of the Loan Assets by the Originator to the Issuer hereunder is intended to be a sale, conveyance and transfer of ownership of the Loan Assets, as the case may be, rather than the mere granting of a security interest to secure a borrowing and (ii) such Loan Assets shall not be part of the Originator’s estate in the event of a filing of a bankruptcy petition or other action by or against the Originator under any Insolvency Law. In the event, however, that notwithstanding such intent and agreement, such transfers are deemed to be a mere granting of a security interest to secure indebtedness, the Originator shall be deemed to have granted (and as of the Closing Date hereby grants to) to the Issuer a perfected first priority security interest in all right, title and interest of the Originator in all Loan Assets and the proceeds thereof and this Agreement shall constitute a security agreement under Applicable Law, securing the repayment of the purchase price paid hereunder, the obligations and/or interests represented by the Notes, in the order and priorities, and subject to the other terms and conditions of, this Agreement and the Indenture, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto.

Section 2.02    Conditions to Transfer of Initial Loan Assets to Issuer.

On or before the Closing Date, the Originator shall deliver or cause to be delivered to the Trustee (or with respect to (d) below, to the Custodian, on behalf of the Trustee) each of the documents, certificates and other items as follows:

(a)     a certificate of an officer of the Originator substantially in the form of Exhibit C hereto;

(b)     copies of resolutions of (i) the Fund, as Originator and Seller, and (ii) the sole member of the Issuer, approving the execution, delivery and performance of this Agreement, the Transaction Documents to which it is a party and the transactions contemplated hereunder and thereunder, certified in each case by the Secretary or an Assistant Secretary of the Fund and the sole member of the Issuer, as applicable;

(c)     officially certified evidence dated within 30 days of the Closing Date of due formation and good standing of the Originator and the Issuer under the laws of the State of Delaware;

(d)     the initial List of Loans, certified by an officer of the Originator, together with an Assignment with respect to the Initial Loan Assets substantially in the form of Exhibit A hereto (along with the delivery of any instruments and Loan Files as required under Section 2.09);

(e)     within ten days of the Closing Date, evidence of the proper filing of a UCC-1 financing statement, naming the Originator as seller or debtor, naming the Issuer as assignor secured party, naming the Trustee as the total assignee of the purchaser or secured party and describing the Loan Assets as collateral, with the office of the Secretary of State of the State of Delaware and in such other locations as the Initial Purchasers shall have required; and evidence of proper filing of a UCC-1 financing statement, naming the Issuer as debtor, naming the Trustee as secured party and describing the Collateral as collateral with the office of the Secretary of State of the State of Delaware and in such other locations as the Initial Purchasers shall have required;

(f)     an Officer’s Certificate listing the Servicer’s Servicing Officers;

(g)     a fully executed copy of each of the Transaction Documents;

(h)     except with respect to (i) Agented Loans, Co-Agented Loans and Third Party Agented Loans where the Originator (or a wholly-owned subsidiary of the Originator) receives payments on behalf of or as agent for the other lenders thereunder or where payments thereunder are made directly to such other lenders on behalf of or as agent for the Originator (or a wholly-owned subsidiary of the Originator) and (ii) Loans described in Section 7.01(d), the Servicer shall have notified and directed the Obligor with respect to each Loan to make all payments on the Loans, whether by wire transfer, ACH or otherwise, directly to the Lockbox Account;

(i)     the Servicer shall have notified and directed each of the Fund’s co-lenders under Co-Agented Loans and Third-Party Loans that receive payments on behalf of the Originator, to transfer such payments received from the Obligors with respect to such Loans to the Lockbox Account within two Business Days of receipt of such payments by such co-lender;

(j)     the Initial Loans satisfy the Initial Loans Criteria;

(k)     the Issuer and the Noteholders shall have received a Borrowing Base Certificate for the Closing Date;

(l)     an Opinion of Counsel with respect to (A) the due authorization, valid execution and delivery of each Transaction Document to which the Issuer, the Servicer and the Originator are a party and its binding effect on such party, (B) certain “true sale” and “non-consolidation” issues relating to Originator and Issuer; and (C) certain “perfection” issues; and

(m)    a rating letter from DBRS Morningstar to the effect that DBRS Morningstar has assigned at least a “BBB” rating to the Notes.

Section 2.03    Acceptance by Issuer.

On the Closing Date, if the conditions set forth in Section 2.02 have been satisfied, the Issuer shall issue and the Trustee shall authenticate, the Notes secured by the Collateral.

Section 2.04    Conveyance of Substitute Loans.

(a)     With respect to any Substitute Loans to be conveyed to the Issuer by the Originator as described in Section 2.07, the Originator hereby sells, transfers, assigns, sets over and otherwise conveys to the Issuer, without recourse other than as expressly provided herein (and the Issuer shall purchase through cash payment and/or by exchange of one or more related Loans released by the Issuer to the Originator on the related Transfer Date), all the right, title and interest of the Originator in and to the Substitute Loan Assets, such property, upon such transfer, becoming part of the Collateral.

The purchase price may equal, exceed or be less than the fair market value of such Substitute Loan as of the related Substitute Loan Cutoff Date, plus in each case accrued interest thereon. To the extent the purchase price of any Loan is less than the fair market value thereof, the Originator shall have made a capital contribution to the Issuer in an amount equal to the difference between the purchase price and the fair market value of such Substitute Loan.

(a)      [Reserved].

(b)     The Originator shall transfer to the Issuer hereunder the applicable Substitute Loans and Related Property only upon the satisfaction of each of the following conditions on or prior to the related Substitute Loan Cutoff Date (in addition to the conditions set forth in Section 2.10):

(i)      the Originator shall have provided the Issuer, the Custodian and the Trustee with timely notice of such substitution, which shall be delivered no later than 11:00 a.m. New York City time on the related Substitute Loan Cutoff Date;

(ii)     there shall have occurred, with respect to each such Substitute Loan, a corresponding Substitution Event with respect to one or more Loans then in the Collateral;

(iii)    the Originator shall have delivered to the Issuer, the Custodian and the Trustee a Subsequent List of Loans listing the applicable Substitute Loans and an assignment agreement as required by the related Underlying Loan Agreement indicating that the Issuer is the holder of the related Substitute Loan;

(iv)    the Originator shall have deposited or caused to be deposited in the Collection Account all Collections received by it with respect to the applicable Substitute Loans on and after the related Substitute Loan Cutoff Date;

(v)     each of the representations and warranties made by Originator pursuant to Sections 3.02 and 3.04 applicable to the Substitute Loans shall be true and correct as of the related Substitute Loan Cutoff Date;

(vi)    except with respect to (i) Agented Loans, Co-Agented Loans and Third Party Agented Loans where the Originator (or a wholly-owned subsidiary of the Originator) receives payments on behalf of or as agent for the other lenders thereunder or where payments thereunder are made directly to such other lenders on behalf of or as agent for the Originator (or a wholly-owned subsidiary of the Originator) and (ii) Loans described in Section 7.01(d), the Servicer shall have notified and directed the Obligor with respect to each Substitute Loan to make all payments on the Loans, whether by wire transfer, ACH or otherwise, directly to the Lockbox Account;

(vii)   the Servicer shall have notified and directed each of the Fund’s co-lenders under Co-Agented Loans and Third-Party Loans that receive payments on behalf of the Originator, to transfer such payments received from the Obligors with respect to such Substitute Loans to the Lockbox Account within two Business Days of receipt of such payments by such co-lender; and

(viii)  the Originator shall bear all incidental transactions costs incurred in connection with a substitution effected pursuant to this Agreement and shall, at its own expense, on or prior to the related Substitute Loan Cutoff Date, indicate in its Computer Records that ownership of each Substitute Loan identified on the Subsequent List of Loans has been sold by the Originator to the Issuer pursuant to this Agreement.

(c)     The Servicer, the Issuer and the Trustee (at the written request of the Servicer) shall execute and deliver such instruments, consents or other documents and perform all acts reasonably requested by the Servicer in order to effect the transfer and release of any of the Issuer’s interests in the Loans that are being substituted.

Section 2.05    Conveyance of Subsequent Loans.

(a)     With respect to any Subsequent Loans to be conveyed to the Issuer by the Originator during the Investment Period, the Originator on any Transfer Date may sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse other than as expressly provided herein (and the Issuer may purchase (i) through cash payment from amounts on deposit in the Principal Reinvestment Account, (ii) at the direction of the Issuer, through direct payment of Advances by the Noteholders or (iii) through a combination of the foregoing), all the right, title and interest of the Originator in and to the Subsequent Loan Assets, such property, upon such transfer, becoming part of the Collateral.

The cash to be paid by the Issuer for any Subsequent Loan shall be equal to the Subsequent Loan Cash Purchase Price which may equal, exceed or be less than the fair market value of such Subsequent Loan as of the related Subsequent Loan Cutoff Date, plus in each case accrued interest thereon. To the extent the Subsequent Loan Cash Purchase Price of any Subsequent Loan is less than the fair market value thereof, the Originator shall have made a capital contribution to the Issuer in an amount equal to the difference between the purchase price and the fair market value of such Subsequent Loan.

The Originator shall transfer to the Issuer hereunder the applicable Subsequent Loans and Related Property only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Loan Cutoff Date:

(i)      the Originator shall have provided the Issuer, the Custodian and the Trustee with timely notice of such proposed acquisition of Subsequent Loans, which shall be delivered no later than 11:00 a.m. New York City time on the related Subsequent Loan Cutoff Date;

(ii)     the Originator shall have delivered to the Issuer, the Custodian and the Trustee a Subsequent List of Loans listing the applicable Subsequent Loans and an assignment agreement as required by the related Underlying Loan Agreement indicating that the Issuer is the holder of the related Subsequent Loan;

(iii)    the Originator shall have deposited or caused to be deposited in the Collection Account all Collections received by it with respect to the applicable Subsequent Loans on and after the related Subsequent Loan Cutoff Date;

(iv)    each of the representations and warranties made by Originator pursuant to Sections 3.02 and 3.04 applicable to the Subsequent Loans shall be true and correct as of the related Subsequent Loan Cutoff Date; and

(v)     the Originator shall bear all incidental transactions costs incurred in connection with the acquisition of a Subsequent Loan effected pursuant to this Agreement and shall, at its own expense, on or prior to the related Subsequent Loan Cutoff Date, indicate in its Computer Records that ownership of each Subsequent Loan identified on the Subsequent List of Loans has been sold by the Originator to the Issuer pursuant to this Agreement.

(vi)    except with respect to (i) Agented Loans, Co-Agented Loans and Third Party Agented Loans where the Originator (or a wholly-owned subsidiary of the Originator) receives payments on behalf of or as agent for the other lenders thereunder or where payments thereunder are made directly to such other lenders on behalf of or as agent for the Originator (or a wholly-owned subsidiary of the Originator) and (ii) Loans described in Section 7.01(d), the Servicer shall have notified and directed the Obligor with respect to each Subsequent Loan to make all payments on the Loans, whether by wire transfer, ACH or otherwise, directly to the Lockbox Account;

(vii)   the Servicer shall have notified and directed each of the Fund’s co-lenders under Co-Agented Loans and Third-Party Loans that receive payments on behalf of the Originator, to transfer such payments received from the Obligors with respect to such Subsequent Loans to the Lockbox Account within two Business Days of receipt of such payments by such co-lender;

(viii)  to the extent that the Issuer requests an Advance from the Noteholders to make such acquisition of a Subsequent Loan, all conditions precedent to the making of such Advance under the Note Funding Agreement have been satisfied and the Noteholders shall have made such Advance to the Principal Reinvestment Account or, at the direction of the Issuer, to the Originator;

(ix)    in connection with the acquisition of any Subsequent Loan, there shall be no delinquent payment, or any part of payment, due under such Subsequent Loan on the related Subsequent Loan Cutoff Date; and

(x)     the Commencement Event shall have occurred.

Section 2.06    Optional Sales of Loans.

(a)     At the Servicer’s option, any Loan may be sold by the Servicer on the Issuer’s behalf to the Fund (or any of its Affiliates) or a third party if:

(i)      such Loan becomes a Defaulted Loan;

(ii)     such Loan becomes a Delinquent Loan;

(iii)    such Loan becomes a Restructured Loan; or

(iv)    the Servicer, in its discretion, elects to sell the Loan.

(b)     No optional sale of any Loan (to the Fund, any of its Affiliates or to third parties) pursuant to this Section 2.06 may be executed for a price less than the Transfer Deposit Amount of such Loan calculated as of the date of such sale; provided that the price of a Defaulted Loan, Delinquent Loan or a Restructured Loan may be less than the Transfer Deposit Amount so long as the price is for the fair market value thereof and the cumulative Outstanding Loan Balance of all Defaulted Loans, Delinquent Loans and Restructured Loans sold in accordance with this proviso does not exceed 15% of the then Aggregate Outstanding Loan Balance. No optional sale of a Loan to a third party pursuant to this Section 2.06 may be executed for a price less than the fair market value thereof. Any such sale shall be subject to the further limitations described in Section 2.10 below.

The Issuer or the Servicer shall cause the Sale Proceeds from any sale pursuant to this Section 2.06(b) to be delivered to the Trustee for deposit into the Collection Account and allocated as provided in Section 7.05. Upon receipt by the Servicer for deposit in the Collection Account of the Sale Proceeds or Liquidation Proceeds received in connection with any such sale, the Issuer and the Trustee shall assign to the purchaser of such Loan designated by the Servicer (or to the Servicer itself) all of the Issuer’s and Trustee’s right, title and interest in the repurchased Loan and related Loan Assets without recourse, representation or warranty. Thereafter, such reassigned Loan shall no longer be included in the Collateral.

(c)     The Issuer and the Trustee hereby agree that the Fund has the option, but not the obligation, to purchase any Loan presented by the Issuer pursuant to this Section 2.06.

Section 2.07    Optional Substitution of Loans. At the Issuer’s option, any Loan may be substituted by the Issuer and replaced with a Substitute Loan (each such Loan, a “Substitute Loan”) if any of the following occur (each, a “Substitution Event”):

(i)      such Loan becomes a Defaulted Loan;

(ii)     such Loan becomes a Delinquent Loan;

(iii)    such Loan becomes a Restructured Loan; or

(iv)    the Issuer, in its discretion, elects to substitute the Loan.

Any such substitution shall be initiated by delivery of written notice (a “Notice of Substitution”) to the Custodian and the Trustee from the Issuer that the Issuer intends to substitute a Loan pursuant to this Section 2.07 and shall be completed prior to 60 days after delivery of such notice. Each Notice of Substitution shall specify the Loan to be substituted, the reason for such substitution (as described in this Section 2.07(a)) and the Transfer Deposit Amount with respect to the Loan.

(b)     No substitution of a Substitute Loan will be permitted unless such Substitute Loan is an Eligible Loan as of the date each such Substitute Loan is transferred to the Issuer and following such substitution, the Aggregate Outstanding Note Balance of each Class of Notes shall not be greater than the Borrowing Base for such Class of Notes. If the Outstanding Loan Balance of the Substitute Loan is less than the Outstanding Loan Balance of the Loan that is being replaced, the Issuer shall cause to be deposited into the Collection Account as Principal Proceeds, the lesser of (i) the difference between the Outstanding Loan Balances and (ii) the amount required such that the Aggregate Outstanding Note Balance of each Class of Notes shall not be greater than the Borrowing Base for such Class of Notes.

(c)     Any such substitution shall be subject to the further limitations described in Section 2.10.

(d)     Following the Investment Period, no substitution of a Substitute Loan will be permitted if such Substitute Loan has a maturity date later than the maturity date of the Loan that is being replaced.

Section 2.08    Release of Excluded Property.

The parties hereto acknowledge and agree that the Loans acquired by the Issuer from the Originator do not include an interest in any Excluded Property. To the extent any proceeds of Excluded Property are received by the Issuer or the Trustee, the Trustee hereby agrees to release to the Originator, any amounts in respect of Excluded Property immediately upon identification thereof and upon receipt of an Officer’s Certificate of the Servicer, which release shall be automatic and shall require no further act by the Trustee or the Issuer; provided that the Trustee and Issuer shall execute and deliver such instruments of release and assignment or other documents, or otherwise confirm the foregoing release, as may reasonably be requested by the Originator in writing.

Section 2.09    Delivery of Documents in the Loan File.

(a)     Subject to the delivery requirements set forth in Section 2.09(b), the Issuer hereby authorizes and directs the Originator to deliver possession of all the Loan Files to the Trustee or the Custodian on its behalf (with copies to be held by the Servicer), on behalf of and for the account of the Noteholders. The Originator shall also identify on the List of Loans (including any deemed amendment thereof associated with any Subsequent Loans or Substitute Loans), whether by attached schedule or marking or other effective identifying designation, all Loans that are evidenced by such instruments.

(b)     With respect to each Loan in the Collateral, at least three Business Days before the Closing Date in the case of the Initial Loans (or such lesser time as shall be acceptable to the Custodian) and on or before the related Transfer Date in the case of any Subsequent Loans or Substitute Loans, the Originator shall deliver or cause to be delivered to the Custodian, to the extent not previously delivered, each of the documents in the Loan File with respect to such Loan, provided, however, that in those instances where a copy of the Underlying Note was delivered to the Custodian as a Required Loan Document pursuant to clause (b)(i)(x) of the definition of Required Loan Document, either the original or if accompanied by a “lost note” affidavit and indemnity, a copy of the Underlying Note, in each case, endorsed by the prior holder of record either in blank or to the Issuer (and evidencing an unbroken chain of endorsements from the prior holder thereof evidenced in the chain of endorsements to the Trustee), with any endorsement to the Issuer to be in the following form: “Horizon Funding I, LLC,” will be delivered or caused to be delivered within ten Business Days of the related Transfer Date.

Section 2.10    Limitations on Optional Sale and Substitution. The parties hereto hereby agree that:

(a)     In no event may (a) the aggregate Outstanding Loan Balance of Delinquent Loans and Restructured Loans optionally sold or substituted by the Issuer hereunder exceed 7.5% of the then Aggregate Outstanding Loan Balance, subject to the limitation in clause (c) below on aggregate optional sales and substitutions with respect to all of the Loans, (b) the aggregate Outstanding Loan Balance of Defaulted Loans sold or substituted by the Issuer exceed 7.5% of the then Aggregate Outstanding Loan Balance, subject to the limitation in clause (c) below on aggregate optional sales and substitutions with respect to all of the Loans, or (c) the aggregate Outstanding Loan Balance of all Loans (including any Delinquent Loans, Restructured Loans or Defaulted Loans optionally sold or substituted as described above) optionally sold or substituted by the Issuer for any reason exceed 15% of the then Aggregate Outstanding Loan Balance. All calculations related to sales of Loan Assets (and definitions related to sales or substitutions of Loan Assets) that would be calculated cumulatively will be reset at zero on the 2026 Amendment Date. For the purpose of calculating the amount of the Aggregate Outstanding Loan Balance comprising Loans that are optionally sold or substituted as described above, any Substitute Loans that have been placed into the Collateral in satisfaction of the Originator’s obligations to repurchase or substitute loans pursuant to Section 11.01 shall be disregarded. Further, any Loan that is sold to Persons other than the Originator or its Affiliates for the following reasons shall not be subject to any of the foregoing limitations: (x) a Delinquent Loan, Restructured Loan (or a Loan determined by the Servicer in accordance with the Servicing Standard should be restructured) or a Defaulted Loan where the Issuer has certified to the Trustee that it has determined in good faith that the best recovery for such Loan is the sale of such Loan to a third party, (y) a Loan for which the Issuer has certified to the Trustee that the terms of such Loan are subject to contractual purchase rights of third parties and such third party has exercised such right, or (z) a Loan which is being refinanced and the Issuer has certified to the Trustee that the related Obligor or new lender has requested that such Loan be sold to a third party for the purpose of refinancing such Loan.

(b)     The parties hereto agree that (i) if an Event of Default shall have occurred and the Notes have been accelerated, the Issuer may not exercise its option to sell or substitute Loans pursuant to Section 2.06 or Section 2.07 without the prior written consent of ~~the~~a Majority ~~Noteholders~~of the Controlling Class and (ii) if a Servicer Default shall have occurred, until such time as such Servicer Default is no longer continuing, the Issuer (A) may not exercise its option to substitute Loans pursuant to Section 2.07 without the prior written consent of ~~the~~a Majority ~~Noteholders~~of the Controlling Class and (B) may only sell a Loan pursuant to Section 2.06 if the price therefor is at least equal to the Transfer Deposit Amount of such Loan.

Section 2.11    Certification by Trustee and Custodian; Possession of Loan Files.

(a)     Review; Certification. On or prior to the Closing Date (in the case of the Initial Loans) or the related Transfer Date (in the case of any Subsequent Loans or Substitute Loans), the Custodian shall review the Required Loan Documents in the Loan File that are required to be delivered pursuant to Section 2.09(b) on the Closing Date (in the case of the Initial Loans) or the related Transfer Date (in the case of any Subsequent Loans or Substitute Loans), and shall deliver to the Issuer, the Originator, the Trustee and the Servicer a certification and the Trustee shall deliver or make available electronically to any Noteholder who requests a copy from the Trustee such certification, with respect to the Required Loan Documents delivered to it at such time in the form attached hereto as Exhibit H-1 on or prior to the Closing Date (in the case of the Initial Loans) or the related Transfer Date (in the case of any Subsequent Loans or Substitute Loans). Within two Business Days after the Custodian receives the Required Loan Documents in the Loan File that are permitted, pursuant to Section 2.09(b), to be delivered after the Closing Date (in the case of the Initial Loans) or the related Transfer Date (in the case of any Subsequent Loans or Substitute Loans), the Custodian shall deliver to the Originator, the Trustee and the Servicer a certification, and the Trustee shall deliver or make available electronically to any Noteholder who requests a copy from the Trustee such certification, with respect to the Required Loan Documents delivered to it at such time in the form attached hereto as Exhibit H-1, which updated certification shall supplement any previous certification given. Within 90 days of the end of the calendar year immediately following the end of the Investment Period, the Custodian shall deliver to the Originator, the Issuer, the Servicer and the Trustee, and the Trustee shall deliver or make available electronically to any Noteholder who requests a copy from the Trustee a final certification in the form attached hereto as Exhibit H-2 evidencing the completeness of the Loan Files with respect to the Required Loan Documents with respect to all Loans. The Servicer shall provide notice of the end of the Investment Period to the Trustee and to the Custodian if the Investment Period Termination Date will occur on any date other than June 5, ~~2022~~2027. Neither the Trustee nor the Custodian makes representations as to (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents, or (ii) the collectability, insurability, effectiveness or suitability of any asset; and neither the Trustee nor the Custodian has made any independent examination of any documents contained in each Loan File beyond the review specifically required under the Transaction Documents.

(b)     Non-Conforming Loan Files. If the Custodian during the process of reviewing the Loan Files finds any document constituting a part of a Loan File which is not properly executed (if applicable), has not been received, is unrelated to a Loan identified in the List of Loans, or does not conform on its face in any respect to the requirements of the definition of Loan File, or the description thereof as set forth in the List of Loans, the Custodian shall promptly so notify the Originator and the Servicer via delivery of the exception report attached to the related certification. In performing any such review, the Custodian may conclusively rely on the Originator as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Custodian’s review of the Loan Files is limited solely to confirming that the documents listed in the definition of Required Loan Documents have been executed and received and relate to the Loans identified in the List of Loans. The Originator agrees to use reasonable efforts to remedy any defect in a document constituting part of a Loan File of which it is so notified by the Custodian via delivery of the exception report attached to the related certification. If, however, within 30 days after the Custodian’s notice to it respecting such defect, the Originator has not remedied the defect and such defect materially and adversely affects the value of the related Loan, such Loan will be treated as an Ineligible Loan and the Originator shall (i) substitute in lieu of such Loan a Substitute Loan in the manner and subject to the conditions set forth in Section 11.01 or (ii) repurchase such Loan at a purchase price equal to the Transfer Deposit Amount, which purchase price shall be deposited in the Collection Account within such 30-day period.

(c)     Release of Entire Loan File upon Sale, Substitution or Repurchase. Subject to Section 5.08(a), upon receipt by the Custodian of a certification of a Servicing Officer of the Servicer of such substitution or of such purchase and the deposit of the amounts then required to be deposited as described in Section 2.05, Section 2.07, Section 2.11(b) or Section 11.01, as applicable, in the Collection Account (which certification shall be in the form of Exhibit I hereto), the Custodian shall release to the Servicer for release to the Originator or third party, as applicable, the related Loan File and the Trustee and the Issuer shall execute, without recourse, and deliver such instruments of transfer necessary to transfer all right, title and interest in such Loan to the Originator or third party, as applicable, free and clear of any Liens created by the Transaction Documents. All costs of any such transfer shall be borne by the Originator.

(d)     Partial Release of Loan File and/or Related Property. Subject to Section 5.08(b), if in connection with taking any action in connection with a Loan (including, without limitation, the amendment to documents in the Loan File and/or a revision to Related Property) the Servicer requires any item constituting part of the Loan File, or the release from the Lien of the related Loan of all or part of any Related Property, the Servicer shall deliver to the Trustee and the Custodian a certificate to such effect in the form attached as Exhibit I hereto. Subject to Section 5.08(d), upon receipt of such certification, the Custodian shall deliver to the Servicer within two Business Days of such request (if such request was received by 2:00 p.m., New York City time), the requested documentation, and the Trustee, upon a request made by the Servicer, shall execute, without recourse, and deliver such instruments of transfer necessary to release all or the requested part of the Related Property from the Lien of the related Loan and/or the Lien under the Transaction Documents.

(e)     Annual Certification. Within 90 days of the beginning of each calendar year, commencing in 2019, the Custodian shall deliver to the Originator, the Trustee and the Servicer a certification, and the Trustee shall deliver to any Noteholder who requests a copy from the Trustee such certification, detailing all transactions with respect to the Loans for which the Custodian (on behalf of the Trustee) holds the Loan Files pursuant to this Agreement during the prior calendar year. Such certification shall list all Loan Files which were released by or returned to the Custodian during the prior calendar year, the date of such release or return and the reason for such release or return (as identified on Exhibit I hereto relating to such release).

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Originator makes, and upon each conveyance of Subsequent Loans or Substitute Loans, is deemed to make, the representations and warranties in Section 3.01 through Section 3.04, on which the Issuer will rely in purchasing the Initial Loan Assets on the Closing Date (and, any Subsequent Loan Assets or Substitute Loan Assets on the relevant Transfer Date), and on which the Noteholders will rely.

Such representations and warranties are given as of the execution and delivery of this Agreement and as of the Closing Date (or Transfer Date, as applicable), but shall survive the sale, transfer and assignment of the Loan Assets to the Issuer. Other than with respect to Section 12.02, the repurchase obligation or substitution obligation of the Originator set forth in Section 11.01 constitutes the sole remedy available for a breach of a representation or warranty of the Originator set forth in Section 3.01 through Section 3.04.

Section 3.01    Representations and Warranties Regarding the Originator. The Originator represents and warrants to the Issuer and the Trustee that:

(a)     Organization and Good Standing. The Originator is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own its assets and to transact the business in which it is currently engaged. The Originator is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Originator.

(b)     Authorization; Valid Sale; Binding Obligations. The Originator has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party, and to create the Issuer and cause it to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which the Issuer is a party, and the Originator has taken all necessary limited liability company action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to cause the Issuer to be created. This Agreement shall effect a valid sale of the Loan Assets from the Originator to the Issuer and upon consummation of such sale, the Issuer will have a perfected interest in such Loan Assets of first priority. This Agreement and the other Transaction Documents to which the Originator is a party constitute the legal, valid and binding obligation of the Originator enforceable in accordance with their respective terms, except as enforcement of such terms may be limited by applicable Insolvency Laws and general principles of equity, whether considered in a suit at law or in equity.

(c)     No Consent Required. The Originator is not required to obtain the consent of any other party (other than those that it has already obtained) or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority (other than those that it has already obtained) in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

(d)     No Violations. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Originator, and the consummation of the transactions contemplated hereby and thereby, will not violate in any material respect any Applicable Law applicable to the Originator, or conflict with, result in a default under or constitute a breach of the Originator’s organizational documents or Contractual Obligations to which the Originator is a party or by which the Originator or any of the Originator’s properties may be bound, or result in the creation or imposition of any Lien of any kind upon any of its properties pursuant to the terms of any such Contractual Obligations, other than as contemplated by the Transaction Documents.

(e)     Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Originator threatened, against the Originator or any of its properties or with respect to this Agreement, the other Transaction Documents to which it is a party or the Notes (i) that, if adversely determined, would in the reasonable judgment of the Originator be expected to have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Originator or the Issuer or the transactions contemplated by this Agreement or the other Transaction Documents to which the Originator is a party or (ii) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Notes.

(f)     Solvency. The Originator at the time of and after giving effect to each conveyance of Loan Assets hereunder, is Solvent on and as of the date thereof.

(g)     Taxes. The Originator has filed or caused to be filed all tax returns which, to its knowledge, are required to be filed and has paid all taxes shown to be due and payable on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any amount of tax due, the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Originator); no tax Lien has been filed and, to the Originator’s knowledge, no claim is being asserted, with respect to any such tax, fee or other charge.

(h)     Place of Business; No Changes. The Originator’s location (within the meaning of Article 9 of the UCC) is the State of Delaware. The Originator has not changed its name, whether by amendment of its certificate of formation, by reorganization or otherwise, within the four months preceding the Closing Date. The Originator has not changed its location within the four months preceding the Closing Date.

(i)     Not an Investment Company. The Originator is not and, after giving effect to the transactions contemplated by the Transaction Documents, will not be required to be registered as an “investment company” under the 1940 Act.

(j)     Sale Treatment. Other than for accounting and tax purposes, the Originator has treated and will treat the transfer of Loan Assets to the Issuer for all purposes as a sale and purchase on all of its relevant books and records and other applicable documents.

(k)     Security Interest.

(i)      This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in favor of the Issuer in all right, title and interest of Originator in the Loan Assets, which security interest is prior to all other Liens (except for Permitted Liens), and is enforceable as such against creditors of and purchasers from the Originator;

(ii)     the Loans, along with the related Loan Files, constitute “general intangibles,” “instruments,” “accounts,” “investment property,” or “chattel paper,” within the meaning of the applicable UCC;

(iii)    the Originator owns and has, and upon the sale and transfer thereof by the Originator to the Issuer, the Issuer will have, good and marketable title to the Loan Assets free and clear of any Lien (other than Permitted Liens), claim or encumbrance of any Person;

(iv)    the Originator has received all consents and approvals required by the terms of the Loan Assets to the sale of the Loan Assets hereunder to the Issuer;

(v)     the Originator has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in the Loan Assets granted to the Issuer under this Agreement to the extent perfection can be achieved by filing a financing statement;

(vi)    other than the security interest granted to the Issuer pursuant to this Agreement, the Originator has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Loan Assets. The Originator has not authorized the filing of and is not aware of any financing statements naming the Originator as debtor that include a description of collateral covering the Loan Assets other than any financing statement (A) relating to the security interest granted by the Originator under this Agreement, or (B) that has been terminated or for which a release or partial release has been filed. The Originator is not aware of the filing of any judgment or tax Lien filings against the Originator;

(vii)   each Underlying Note or Underlying Notes that constitute or evidence the Loan Assets has been or will be delivered to the Trustee in accordance with Section 2.09;

(viii)  the Originator has received a written acknowledgment from the Trustee that the Trustee or its bailee is holding, in accordance with Section 2.09, any Underlying Notes that constitute or evidence any Loan Assets solely on behalf of and for the benefit of the Noteholders; and

(ix)    none of the Underlying Notes that constitute or evidence any Loan Assets has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer and the Trustee.

(l)     Value Given. The cash payments and the corresponding increase in the Originator’s equity interest in the Issuer received by the Originator in respect of the purchase price of the Loan Assets sold hereunder constitute reasonably equivalent value in consideration for the transfer to the Issuer of such Loan Assets under this Agreement, such transfer was not made for or on account of an antecedent debt owed by the Originator to the Issuer, and such transfer was not and is not voidable or subject to avoidance under any Insolvency Law.

(m)    Investment Company. The Issuer is not and, after giving effect to the transactions contemplated by the Transaction Documents, will not be required to be registered as an “investment company” within the meaning of the 1940 Act.

(n)     No Defaults. The Originator is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Originator or its respective properties or might have consequences that would materially and adversely affect its performance hereunder.

(o)     Bulk Transfer Laws. The transfer, assignment and conveyance of the Loans by the Originator pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

(p)     Origination and Collection Practices. The origination and collection practices used by the Originator and any of its Affiliates with respect to each Loan have been consistent with the Servicing Standard and comply in all material respects with the Operating Guidelines.

(q)     No Adverse Selection. No selection procedures adverse to the interests of the Issuer or the Noteholders were utilized in selecting Loans from the available loans in the Originator’s portfolio that meet the definition of Eligible Loans.

(r)     Lack of Intent to Hinder, Delay or Defraud. Neither the Originator nor any of its Affiliates sold, or will sell, any interest in any Loan Asset with any intent to hinder, delay or defraud any of their respective creditors.

(s)     Nonconsolidation. The Originator conducts its affairs such that the Issuer would not be substantively consolidated in the estate of the Originator and their respective separate existences would not be disregarded in the event of the Originator’s bankruptcy.

(t)     Accuracy of Information. All written factual information heretofore furnished by the Originator for purposes of or in connection with this Agreement or the other Transaction Documents to which Originator is a party, or any transaction contemplated hereby or thereby is, and all such written factual information hereafter furnished by the Originator to any party to the Transaction Documents will be, true and accurate in all material respects, on the date such information is stated or certified; provided that the Originator shall not be responsible for any factual information furnished to it by any third party not affiliated with it, or the Originator or the Servicer, except to the extent that a Responsible Officer of the Originator has actual knowledge that such factual information is inaccurate in any material respect.

The representations and warranties set forth in Section 3.01(k) may not be waived by any Person and shall survive the termination of this Agreement. The Originator and Issuer shall provide the Trustee and the Rating Agency with prompt written notice upon obtaining knowledge of any breach of the representations and warranties set out in Section 3.01.

Section 3.02    Representations and Warranties Regarding Each Loan and as to Certain Loans in the Aggregate.

The Originator represents and warrants as to each Initial Loan as of the Closing Date, and as of each Transfer Date with respect to each Subsequent Loan or Substitute Loan, that:

(a)     List of Loans. The information set forth in the List of Loans attached hereto as Exhibit F (as the same may be amended or deemed amended in respect of a conveyance of Subsequent Loans or Substitute Loans on a Transfer Date) is true, complete and correct as of the Closing Date and each Transfer Date, as applicable.

(b)     Eligible Loan. Such Loan satisfies the criteria for the definition of Eligible Loan set forth in this Agreement as of the date of its conveyance hereunder.

Section 3.03    [Reserved].

Section 3.04    Representations and Warranties Regarding the Required Loan Documents.

The Originator represents and warrants on the Closing Date with respect to the Initial Loans (or as of the related Transfer Date, with respect to Subsequent Loans or Substitute Loans), that except as otherwise provided in Section 2.09, the Required Loan Documents and each other item included in the Loan File for each Loan are in the possession of the Trustee (or the Custodian, on behalf of the Trustee).

Section 3.05    [Reserved].

Section 3.06    Representations and Warranties Regarding the Servicer. The initial Servicer represents and warrants to the Trustee that:

(a)     Organization and Good Standing. The Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of formation and has the power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Servicer or the Issuer. The Servicer is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction to service the Loans in accordance with the terms hereof and in which the failure to so qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Servicer or Issuer.

(b)     Authorization; Binding Obligations. The Servicer has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Servicer is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Servicer is a party, and has taken all necessary limited liability company action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party. This Agreement and the other Transaction Documents to which the Servicer is a party constitute the legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforcement of such terms may be limited by Insolvency Laws and general principles of equity, whether considered in a suit at law or in equity.

(c)     No Consent Required. The Servicer is not required to obtain the consent of any other party (other than those that it has already obtained) or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority (other than those that it has already obtained) in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Servicer is a party.

(d)     No Violations. The execution, delivery and performance by the Servicer of this Agreement and the other Transaction Documents to which the Servicer is a party will not violate any Applicable Law applicable to the Servicer, or conflict with, result in a default under or constitute a breach of the Servicer’s organizational documents or any Contractual Obligations to which the Servicer is a party or by which the Servicer or any of the Servicer’s properties may be bound, or result in the creation of or imposition of any Lien of any kind upon any of its properties pursuant to the terms of any such Contractual Obligations, other than as contemplated by the Transaction Documents.

(e)     Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement, or any other Transaction Document to which the Servicer is a party that, if adversely determined, would in the reasonable judgment of the Servicer be expected to have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Servicer or the Issuer or the transactions contemplated by this Agreement or any other Transaction Document to which the Servicer is a party.

(f)     Reports. All reports, certificates and other written information furnished by the Servicer on behalf of the Issuer with respect to the Loans are correct in all material respects; provided that the Servicer shall not be responsible for any information furnished to it by any third party not affiliated with the Servicer contained in any such reports, certificates or other written information, except to the extent that a Responsible Officer of the Servicer has actual knowledge that such factual information is inaccurate in any material respect.

Section 3.07    Representations of the Backup Servicer. The Backup Servicer represents and warrants to the Trustee that:

(a)     Organization and Good Standing. The Backup Servicer has been duly organized and is validly existing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement;

(b)     Due Qualification. The Backup Servicer is duly qualified to do business as a national banking association and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Loans as required by this Agreement) requires or shall require such qualification;

(c)     Power and Authority. The Backup Servicer has the power and authority to execute and deliver this Agreement and the other Transaction Documents to which the Backup Servicer is a party and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Backup Servicer is a party have been duly authorized by the Backup Servicer by all necessary corporate action;

(d)     Binding Obligation.This Agreement and the other Transaction Documents to which the Backup Servicer is a party shall constitute the legal, valid and binding obligations of the Backup Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(e)     No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which the Backup Servicer is a party, and the fulfillment of the terms of this Agreement and the other Transaction Documents to which the Backup Servicer is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of association or bylaws of the Backup Servicer, or any indenture, agreement or other instrument to which the Backup Servicer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Backup Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Backup Servicer or any of its properties;

(f)     No Proceedings. There are no proceedings or investigations pending or, to the Backup Servicer’s knowledge, threatened against the Backup Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Backup Servicer or its properties (i) asserting the invalidity of this Agreement or any of the Transaction Documents to which the Backup Servicer is a party, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents to which the Backup Servicer is a party, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Backup Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents to which the Backup Servicer is a party or (iv) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Notes;

(g)     No Consents. The Backup Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

ARTICLE IV

PERFECTION OF TRANSFER AND
PROTECTION OF SECURITY INTERESTS

Section 4.01    Custody of Loans.

The contents of each Loan File shall be held in the custody of the Custodian (on behalf of the Trustee) under the Indenture for the benefit of, and as agent for, the Noteholders.

Section 4.02    Filing.

On or prior to the Closing Date, the Originator and Servicer shall cause the UCC financing statement(s) referred to in Section 2.02(e) to be filed, and from time to time the Servicer, on behalf of the Issuer, shall take and cause to be taken such actions and execute such documents as are necessary or desirable, or as the Trustee (acting at the written direction of ~~the~~a Majority ~~Noteholders~~of the Controlling Class) may reasonably request, to perfect and protect the Trustee’s first priority perfected security interest in the Loan Assets against all other Persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title. Notwithstanding the obligations of the Originator and Servicer set forth in the preceding sentence, the Issuer hereby authorizes the Servicer to prepare and file, at the expense of the initial Servicer, such UCC financing statements (including but not limited to renewal, continuation or in lieu statements) and amendments or supplements thereto or other instruments as the Servicer may from time to time deem necessary or appropriate in order to perfect and maintain the security interest granted hereunder in accordance with the UCC.

Section 4.03    Changes in Name, Organizational Structure or Location.

(a)     During the term of this Agreement, none of the Originator, the Servicer or the Issuer shall change its name, form of organization, existence, state of formation or location without first giving at least 15 days’ prior written notice to the other parties hereto.

(b)     If any change in either the Servicer’s or the Originator’s name, form of organization, existence, state of formation, location or other action would make any financing or continuation statement or notice of ownership interest or Lien relating to any Loan Asset seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Servicer, no later than five Business Days after the effective date of such change, shall file such amendments or financing statements as may be required (including, but not limited to, any filings and other acts necessary or advisable under the UCC of each relevant jurisdiction) to preserve, perfect, and protect the Trustee’s security interest in the Loan Assets and the proceeds thereof and the priority thereof.

Section 4.04    Costs and Expenses.

The initial Servicer agrees to pay all reasonable and documented out-of-pocket costs and disbursements in connection with the perfection and the maintenance of perfection and priority, as against all third parties, of the Trustee’s and Issuer’s right, title and interest in and to the Loan Assets (including, without limitation, the security interest in the Related Property related thereto and the security interests provided for in the Indenture); provided that to the extent permitted by the Required Loan Documents, the Servicer may seek reimbursement for such costs and disbursements from the related Obligors.

Section 4.05    Sale Treatment.

Other than for accounting and tax purposes, the Originator shall treat the transfer of Loan Assets made hereunder for all purposes as a sale and purchase on all of its relevant books and records.

Section 4.06    Separateness from Issuer.

The Originator agrees to take or refrain from taking or engaging in with respect to the Issuer each of the actions or activities specified in the Issuer LLC Agreement, in Section 3.04 of the Indenture or in the “substantive non-consolidation” opinion of Dechert LLP (including any certificates of the Originator delivered in connection therewith) delivered on the Closing Date, upon which the conclusions therein are based.

Section 4.07    Powers of Attorney. Each of the Originator and the Issuer shall deliver irrevocable powers of attorney to the Trustee to execute, deliver, file or record and otherwise deal with the Related Property for the Loans at any time transferred to the Issuer. The powers of attorney will be delegable by the Trustee to the Servicer and any Successor Servicer and will permit the Trustee or its delegate to prepare, execute and file or record UCC financing statements and notices to insurers.

ARTICLE V

SERVICING OF LOANS

Section 5.01    Appointment and Acceptance.

(a)     Horizon Technology Finance Corporation is hereby appointed as Servicer pursuant to this Agreement and pursuant to the other Transaction Documents under which the Servicer has any rights, duties or obligations. Horizon Technology Finance Corporation hereby accepts such appointment and agrees to act as the Servicer pursuant to this Agreement and pursuant to the other Transaction Documents under which the Servicer, has any rights, duties or obligations.

(b)     U.S. Bank National Association is hereby appointed as Backup Servicer pursuant to this Agreement and pursuant to the other Transaction Documents under which the Backup Servicer has any rights, duties or obligations. U.S. Bank National Association hereby accepts such appointment and agrees to act as the Backup Servicer pursuant to this Agreement and pursuant to the other Transaction Documents under which U.S. Bank National Association, as Backup Servicer, has any rights, duties or obligations.

Section 5.02    Duties of the Servicer and the Backup Servicer.

The Servicer, as an independent contract servicer, shall service and administer the Loans (including, with respect to Agented Loans, Co-Agented Loans and Third Party Agented Loans, the Issuer’s interest as a lender thereunder) and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement, the Operating Guidelines and the Servicing Standard and the Issuer’s rights under the applicable Underlying Loan Agreements. The parties hereto each acknowledge, and the Noteholders are hereby deemed to acknowledge, that the Servicer, as Servicer under this Agreement, possesses only such rights with respect to the enforcement of rights and remedies with respect to the Loans and the Related Property and under the Required Loan Documents as those which have been transferred to the Issuer with respect to the related Loan. Therefore, the provisions of this Article V shall not apply to Third Party Agented Loans or Participated Loans except to the extent the Servicer, on behalf of the Issuer, has the right to vote, consent, give directions, make advances or receive payments with respect thereto, and these provisions shall only apply to Agented Loans and Co-Agented Loans with respect to which the Servicer is the lead agent and to the extent not inconsistent with the related Required Loan Documents.

(a)     Subject to the limitations set forth herein, the Servicer may perform its duties directly or, consistent with the Servicing Standard, through agents, accountants, experts, attorneys, brokers, consultants or nominees selected with reasonable care by the Servicer. The Servicer will remain fully responsible and fully liable for its duties and obligations hereunder and under any other Transaction Document notwithstanding any such delegation to a third party. Performance by any such third party of any of the duties of the Servicer hereunder or under any other Transaction Document shall be deemed to be performance thereof by the Servicer.

(b)     Reserved.

(c)     In the event the initial Servicer shall for any reason no longer be the Servicer, the initial Servicer at its expense and without right of reimbursement therefor, shall deliver to the Backup Servicer or the Successor Servicer, as applicable, all documents and records (including computer tapes and diskettes) in its possession relating to the Loans then being serviced hereunder and an accounting of amounts collected and held by it hereunder and otherwise use its best efforts to effect the orderly and efficient transfer of any arrangements with third parties pursuant to clause (a) of this Section 5.02 to the Backup Servicer or the Successor Servicer, as applicable, to the extent permitted thereby.

(d)     Modifications and Waivers Relating to Loans.

(i)      So long as it is consistent with the Operating Guidelines and the Servicing Standard, the Servicer may agree to waive, modify or vary any term of any Loan, if in the Servicer’s determination such waiver, modification or variance will not be materially adverse to the interests of the Noteholders; provided that the Servicer may not agree to any Material Modification that would extend the stated maturity date of such Loan beyond the Legal Final Payment Date.

(ii)     Except as expressly set forth in Section 5.02(d)(i), the Servicer may execute any amendments, waivers, modifications or variances related to such Loan and any documents related thereto on behalf of the Issuer.

(iii)    Reserved.

(iv)    Although costs incurred by the Servicer in respect of Servicing Advances, including any interest owed with respect thereto, may be added to the amount owing by the Obligor under the related Loan, such amounts shall not be so added for the purposes of calculating distributions to Noteholders. Any fees and costs imposed in connection therewith on the Obligor of the related Loan, and any reimbursement of Servicing Advances by any Obligor or out of Sale Proceeds, Liquidation Proceeds or Insurance Proceeds, in each case, received with respect to the related Loan or its Related Property shall be withdrawn and payable to the Servicer from the Collection Account as a Servicing Advance. Without limiting the generality of the foregoing, so long as it is consistent with the Operating Guidelines and the Servicing Standard, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Issuer, the Trustee and each Noteholder, all instruments of amendment, waiver, satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Loans and with respect to any Related Property. Such authority shall include, but not be limited to, the authority to substitute or release items of Related Property consistent with the Operating Guidelines and this Agreement and sell Loans previously transferred to the Issuer. The Issuer and the Trustee have granted a power of attorney to the Servicer with respect thereto, pursuant to Section 5.02(s). In connection with any such sale, the Servicer shall deposit in the Collection Account, pursuant to Section 7.03(b), all proceeds received upon such sale. If reasonably required by the Servicer, the Issuer and the Trustee shall furnish the Servicer, within five Business Days of receipt of the Servicer’s request, with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement or under any of the other Transaction Documents. Any such request by the Servicer to the Issuer or the Trustee shall be accompanied by a certification in the form of Exhibit E attached hereto signed by a Servicing Officer. In connection with any substitution of Related Property, the Servicer shall deliver to the Trustee the items required by, and within the time frame set forth in, Section 2.09, assuming that the date of substitution is the relevant Substitute Loan Cutoff Date.

(v)     The Servicer will not be in breach of its obligations under this Agreement by reason of any waiver, modification or variance taken by the administrative agent, syndicate agent or other Person acting in a similar capacity in respect of a Third Party Agented Loan or Participated Loan pursuant to its own authority or in respect of an Agented Loan, Co-Agented Loan or Third Party Agented Loan at the direction of the requisite percentage of the lenders in violation of this Agreement if the Servicer, acting on behalf of the Issuer, did not consent to such waiver, modification or variance on behalf of the Issuer.

(e)     The Servicer shall service and administer the Loans (including collection, foreclosure, foreclosed property and repossessed collateral management procedures other than for Third Party Agented Loans and Participated Loans, and with respect to Third Party Agented Loans and Participated Loans, the Issuer’s interest as a lender or purchaser thereunder) in accordance with the Required Loan Documents, the Operating Guidelines and the Servicing Standard.

(f)     In accordance with the power set forth in Section 2.01(a), the initial Servicer shall perform the duties of the Issuer under the Transaction Documents. In furtherance of the foregoing, the initial Servicer shall consult with the Originator as the Servicer deems appropriate regarding the duties of the Issuer under the Transaction Documents. The initial Servicer shall monitor the performance of the Issuer of its duties under the Transaction Documents and shall advise the Issuer when action is necessary to comply with the Issuer’s duties under the Transaction Documents. The initial Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Transaction Documents.

(g)     In addition to the duties of the Servicer set forth in this Agreement or any of the Transaction Documents, the initial Servicer shall perform or shall cause to be performed such calculations and shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to state and federal tax and securities laws. In accordance with the directions of the Issuer, the initial Servicer shall administer, perform or supervise the performance of such other activities in connection with the Issuer as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer and are reasonably within the capability of the Servicer. The Servicer is hereby authorized to execute documents, instruments and certificates on behalf of the Issuer.

(h)     Notwithstanding anything in this Agreement or any of the Transaction Documents to the contrary, the Servicer shall be responsible for promptly (upon a Responsible Officer of the Servicer having actual knowledge thereof) notifying the Trustee in the event that any withholding tax is imposed on the Issuer’s payments (or allocations of income) to a Noteholder. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Trustee pursuant to such provision.

(i)     All tax returns required to be signed by the Issuer, if any, will be signed by the Servicer (so long as the Servicer is the Originator) on behalf of the Issuer if permitted under applicable law.

(j)     The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be reasonably accessible for inspection by the Trustee or the Noteholders at any time during the Servicer’s normal business hours upon not less than three Business Days’ prior written notice.

(k)     Without the prior written consent of ~~the~~a Majority ~~Noteholders~~of the Controlling Class and Rating Agency Confirmation, the Servicer shall not agree or consent to, or otherwise permit to occur, any amendment, modification, change, supplement or rescission of or to the Operating Guidelines, in whole or in part, in any manner that could have a material adverse effect on the Loans. The Servicer shall provide written notice of any change to the Servicing Standard to the Noteholders, the Rating Agency and the Trustee.

(l)     For so long as any of the Notes are outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) of the Securities Act, (i) the initial Servicer will provide or cause to be provided to any Holder of such Notes and any prospective purchaser thereof designated by such Holder, upon the request of such a Holder or prospective purchaser, the information required to be provided to such Holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (ii) the initial Servicer shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Notes conducted in accordance with Rule 144A.

(m)     The initial Servicer will keep in full force and effect its existence, rights and franchise as a Delaware limited liability company, and the Servicer shall obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and of any of the Loans and to perform its duties under this Agreement.

(n)     The Servicer shall be entitled to reimbursement for any Servicing Advances or Scheduled Payment Advances from Collections. Notwithstanding anything contained herein to the contrary, in no event shall the application of Scheduled Payment Advances prevent a Loan from being or becoming a Delinquent Loan or a Defaulted Loan.

(o)     The Servicer shall not be responsible for any taxes payable by the Issuer or any Servicing Fees payable to any Successor Servicer.

(p)     All payments received on Loans by the Servicer will be applied by the Servicer to amounts due by each Obligor in accordance with the provisions of the related Required Loan Documents or, if to be applied at the discretion of the Servicer, then consistent with the Operating Guidelines and the Servicing Standard.

(q)     To the extent permitted by applicable law, the initial Servicer shall be responsible for any tax reporting, disclosure, record keeping or list maintenance requirements of the Issuer under Code Sections 6011(a), 6111(d) or 6112, including, but not limited to, the preparation of IRS Form 8886 pursuant to Federal Income Tax Regulations Section 1.6011-4(d) or any successor provision and any required list maintenance under Federal Income Tax Regulations Section 301.6112-1 or any successor provision.

(r)     The Servicer will maintain the Servicing Files at the principal place of business of the Servicer at the address set forth in Section 13.04 in accordance with the Servicing Standard.

(s)     The Issuer and the Trustee each hereby irrevocably (except as provided below) appoint the Servicer its respective true and lawful agent and attorney-in-fact (with full power of substitution) in its name, place and stead and at the Issuer’s expense, in connection with the performance of the Servicer’s duties provided for in this Agreement and in the other Transaction Documents, including the following powers: (i) to give any necessary receipts or acquittance for amounts collected or received on or with respect to the Loans and the Related Property, (ii) to make all necessary transfers of the Loans, and/or of the Related Property, as applicable, in accordance herewith and therewith, (iii) to execute (under hand, under seal or as a deed) and deliver all necessary or appropriate bills of sale, assignments, agreements and other instruments and endorsements in connection with any such transfer, and (iv) to execute (under hand, under seal or as a deed) any votes, consents, directions, releases, amendments, waivers, satisfactions and cancellations, agreements, instruments, orders or other documents or certificates in connection with or pursuant to this Agreement or the other Transaction Documents relating thereto or to the duties of the Servicer hereunder or thereunder, the Issuer and the Trustee hereby ratifying and confirming all that such attorney-in-fact (or any substitute) shall lawfully do under this power of attorney and in accordance with this Agreement and the other Transaction Documents as applicable thereto. Nevertheless, if so requested by the Servicer, the Issuer and the Trustee or any thereof, as requested, shall ratify and confirm any such act by executing and delivering to the Servicer or as directed by the Servicer all proper bills of sale, assignments, releases, endorsements and other certificates, instruments and documents of whatever nature as may reasonably be designated in any such request. This power of attorney shall, however, expire, and the Servicer and any substitute agent or attorney-in-fact appointed by the Servicer pursuant hereto shall cease to have any power to act as the agent or attorney-in-fact of the Issuer or of the Trustee upon termination of this Agreement or upon a Servicer Transfer from and after which the Successor Servicer shall be deemed to have the rights of the Servicer pursuant to this clause (t).

(t)     The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, perfect, maintain and protect the interest of the Issuer, the Noteholders and the Trustee in the Loans and in the proceeds thereof and the priority thereof. The Servicer shall deliver (or cause to be delivered) to the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(u)     The Servicer shall provide the Backup Servicer with a list of attorneys used in servicing or collecting on the Loans and shall provide an updated list to the Backup Servicer promptly upon the occurrence of a Rapid Amortization Event or an Event of Default and on an annual basis.

(v)     Notwithstanding any other provision of this Agreement, if any material conflict or material inconsistency exists among the Required Loan Documents, the Operating Guidelines and the Servicing Standard, the provisions of the Required Loan Documents shall control.

(w)     As set forth in Article VIII, in the event the Servicer fails to perform its obligations hereunder, the Backup Servicer shall be responsible for the Servicer’s duties in this Agreement as if it were the Servicer, provided that the Backup Servicer shall not be liable for the Servicer’s breach of its obligations.

(x)     The Backup Servicer shall receive a one-time Successor Servicer Engagement Fee if it assumes the obligations of the Servicer hereunder.

(y)     The Backup Servicer shall have the following duties: (i) the Backup Servicer may conduct periodic on site visits not more than once every 12 months to meet with appropriate operations personnel to discuss any changes in processes and procedures that have occurred since the last visit; provided that after the occurrence of a Rapid Amortization Event or an Event of Default, the Backup Servicer shall conduct such site visits at least once every 12 months or as frequently as requested by the Backup Servicer, (ii) within 90 days of the first acquisition of Loans hereunder, the Backup Servicer shall have completed all data-mapping, and (iii) not more than once per year, the Backup Servicer shall update or amend the data-mapping by effecting a data-map refresh upon receipt of written notice from the Servicer specifying updated or amended fields, if any, in (A) fields in the Tape or (B) fields confirmed in the original data-mapping referred to in clause (ii) above.

(z)     The Servicer shall provide prompt notice to the Rating Agency in the event ~~the~~a Majority ~~Noteholders~~of the Controlling Class waive the requirement that the Loans satisfy the Portfolio Profile Milestone Criteria on the Portfolio Profile Milestone Test Date.

Section 5.03    Liquidation of Loans.

(a)     In the event that any payment due under any Loan and not postponed pursuant to Section 5.02 is not paid when the same becomes due and payable, or in the event the Obligor fails to perform any other covenant or obligation under the Loan which results in an event of default thereunder, the Servicer in accordance with the Required Loan Documents, the Operating Guidelines and the Servicing Standard shall take such action as shall maximize the amount of recovery thereon and as the Servicer shall deem, in its sole discretion, to be in the best interests of the Issuer; provided that if such Loan is an Agented Loan, Co-Agented Loan or a Third Party Agented Loan, the Servicer’s obligations shall be limited to exercising the Issuer’s rights thereunder; provided, further, that in lieu of taking such action, the Servicer, consistent with its Operating Guidelines and the Servicing Standard, may amend or modify such Loan.

(b)     The Servicer will not be in breach of its obligations under this Section 5.03 by reason of any action taken by the administrative agent, syndicate agent or other Person acting in a similar capacity in respect of a Third Party Agented Loan or a Participated Loan pursuant to its own authority or in respect of an Agented Loan, Co-Agented Loan, Third Party Agented Loan or Participated Loan at the direction of the requisite percentage of the lenders in violation of this Agreement if the Servicer, acting on behalf of the Issuer, did not consent to such action on behalf of the Issuer. The Servicer, consistent with its Operating Guidelines and the Servicing Standard, may accelerate all payments due under any Loan to the extent permitted by the Required Loan Documents and foreclose upon at a public or private sale or otherwise comparably effect the ownership of Related Property relating to defaulted loans for which the related Loan is still outstanding and as to which no satisfactory arrangements can be made for collection of delinquent payments in accordance with the provisions of Section 5.10 nor satisfactory amendment or modification is made in accordance with Section 5.03(a). Subject to applicable law, the Servicer shall act, or shall engage an experienced Person qualified to act, as sales and processing agent for the Related Property that is foreclosed upon. In connection with such foreclosure or other conversion and any other liquidation action or enforcement of remedies, the Servicer shall exercise collection and foreclosure procedures in accordance with the Operating Guidelines and the Servicing Standard. Any sale of the Related Property is to be evidenced by a certificate of a Responsible Officer of the Servicer delivered to the Trustee setting forth the Loan, the Related Property, the sale price of the Related Property and certifying that such sale price is the fair market value of such Related Property. In any case in which any such Related Property has suffered damage, the Servicer will not expend funds in connection with any repair or toward the repossession of such Related Property unless it reasonably determines that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

(c)     No later than two Business Days following its receipt thereof, the Servicer will remit to the Lockbox Account, for subsequent deposit in the Collection Account, the Liquidation Proceeds and any Insurance Proceeds received in connection with the sale or disposition of Related Property relating to a Defaulted Loan.

(d)     After a Loan has been liquidated, the Servicer shall promptly prepare and forward to the Trustee and upon request, any Noteholder, a report (the “Liquidation Report”), in the form attached hereto as Exhibit D, detailing the Liquidation Proceeds received from such Loan, the Liquidation Expenses incurred and reimbursed to the Servicer with respect thereto, any Scheduled Payment Advances and Servicing Advances reimbursed to the Servicer therefrom, any loss incurred in connection therewith, and any Nonrecoverable Advances to be reimbursed to the Servicer with respect thereto in accordance with the Priority of Payments in Section 7.05.

Section 5.04    [Reserved].

Section 5.05    [Reserved].

Section 5.06    Collection of Certain Loan Payments.

(a)     The Servicer shall make reasonable efforts, consistent with the Operating Guidelines and the Servicing Standard, to collect all payments required under the terms and provisions of the Loans. Consistent with the foregoing and the Operating Guidelines and the Servicing Standard, the Servicer may in its discretion waive or permit to be waived any fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the due date for payments due on a Loan as provided in Section 5.02(d).

(b)     Except as otherwise permitted under this Agreement, the Servicer agrees not to make, or consent to, any change, in the direction of, or instructions with respect to, any payments to be made by an Obligor or, in connection with an Agented Loan, Co-Agented Loan or a Third Party Agented Loan, the paying agent with respect thereto, in any manner that would diminish, impair, delay or otherwise adversely affect the timing or receipt of such payments without the prior written consent of the Trustee and with the consent of ~~the~~a Majority ~~Noteholders~~of the Controlling Class.

Section 5.07    Access to Certain Documentation and Information Regarding the Loans.

The Servicer shall provide to the Trustee, any Noteholder, any bank, thrift or insurance company regulatory authority and the supervisory agents and examiners of any regulated Noteholder, access to the documentation regarding the Loans required by applicable local, state and federal regulations, such access being afforded without charge but only upon not less than three Business Days prior written request by the Trustee or any such regulated Noteholder and during normal business hours at the offices of the Servicer designated by it and in a manner that does not unreasonably interfere with the Servicer’s normal operations or customer or employee relations. The Trustee, such Noteholder and the representative of any such regulatory authority designated by the related Noteholder to view such information shall and shall cause their representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder. The Servicer may request that any such Person not a party hereto enter into a confidentiality agreement reasonably acceptable to the Servicer prior to permitting such Person to view such information.

Section 5.08    Satisfaction of Liens and Collateral and Release of Loan Files.

(a)     Upon the payment in full of any Loan, the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes or the deposit into the Collection Account of the purchase price of any Loan acquired by the Originator, the Servicer or another Person pursuant to this Agreement, or any other Transaction Document, the Servicer will promptly notify the Custodian and the Trustee by a certification in the form of Exhibit I attached hereto (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 7.03(b) have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Loan File. Upon receipt of such certification and request, the Custodian in accordance with Section 2.11(c), shall release, within two Business Days (if such request was received by 2:00 p.m. New York City time), the related Loan File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable by the Servicer and shall not be chargeable to the Collection Account or the Distribution Account; provided that the Servicer may collect and retain such expenses from the underlying Obligor.

(b)     From time to time and as appropriate for the servicing or foreclosure of any Loan, the Custodian shall, upon request of the Servicer and delivery to the Custodian of a certification in the form of Exhibit I attached hereto signed by a Servicing Officer, release the related Loan File to the Servicer within two Business Days (if such request was received by 2:00 p.m. New York City time). The Servicer shall return the Loan File to the Custodian when the need therefor by the Servicer no longer exists, unless the Loan has been liquidated and the Liquidation Proceeds relating to the Loan have been deposited in the Lockbox Account, for further credit to the Collection Account, and remitted to the Trustee for deposit in the Distribution Account or the Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure or repossession of Related Property either judicially or non-judicially, and the Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to whom such Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Loan was liquidated, the servicing receipt relating to such Loan shall be released by the Custodian to the Servicer.

(c)     The Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee’s sale or other documents provided to it necessary to the servicing or foreclosure or trustee’s sale in respect of Related Property or to any legal action brought to obtain judgment against any Obligor on the related loan agreement (including any Underlying Note or other agreement securing Related Property) or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the related loan agreement (including any Underlying Note or other agreement securing Related Property) or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise adversely affect the Lien of the agreement securing Related Property, except for the termination of such a Lien upon completion of the foreclosure or trustee’s sale. The Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Trustee by the Servicer or take any other action requested in such request, that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction or appropriate to discharge the Lien securing Related Property upon the satisfaction thereof and the Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days of the Trustee’s receipt of such certificate or documents. Such certificate or documents shall state that the related Loan has been paid in full by or on behalf of the Obligor (or subject to a deficiency claim against such Obligor) and that such payment has been deposited in the Collection Account.

(d)     Notwithstanding anything contained in this Section 5.08 to the contrary, in no event may the Servicer possess in excess of ten Loan Files (excluding Loan Files for Loans which have been paid in full, sold or repurchased) at any given time. Neither the Trustee nor the Custodian shall be required to monitor the Servicer’s compliance with the requirements of this Section 5.08(d).

Section 5.09    Scheduled Payment Advances; Servicing Advances and Nonrecoverable Advances.

(a)     With respect to each Collection Period, the Servicer will determine: (i) on or before the related Reference Date, the amount of Available Funds described in clauses (a) and (b) of the definition thereof for the following Payment Date, and (ii) the amount required to be paid on the related Payment Date pursuant to clauses (1) through (4) of Section 7.05(a)(i) or Section 7.05(a)(ii), as applicable (the amounts described in this clause (ii), the “Scheduled Amount”). If the Servicer determines that any Scheduled Payments (or portion thereof) that were due and payable pursuant to one or more Loans in the Collateral during the related Collection Period were not received prior to the end of such Collection Period and determines that, as a result of this, the Scheduled Amount for the related Payment Date exceeds the sum of the amount of Available Funds described in clauses (a) and (b) of the definition thereof for such Payment Date, then, subject to Section 5.09(b) below, the Servicer has the right to elect, at its option, but is not obligated, to make a Scheduled Payment Advance in an amount up to the lesser of (1) the amount of such excess and (2) the amount of such delinquent Scheduled Payments (or portion thereof). The Servicer will deposit any Scheduled Payment Advances into the Collection Account on or prior to 11:00 a.m. (New York City time) on the related Reference Date, in immediately available funds. The Servicer will be entitled to be reimbursed for Scheduled Payment Advances pursuant to Section 5.09(c), Section 7.03 or the Priority of Payments, as applicable. In addition, the Servicer may, at its option, make Servicing Advances in the performance of its servicing duties, unless it believes in good faith that the advance will be a Nonrecoverable Advance. The Servicer will be entitled to reimbursement for Servicing Advances from the Collections received from the Loan to which the Servicing Advance relates as well as pursuant to Section 5.09(c), Section 7.03 or the Priority of Payments, as applicable.

(b)     The Servicer will not make a Scheduled Payment Advance or a Servicing Advance if the Servicer has determined in its sole discretion, exercised in good faith and consistent with the Servicing Standard, that the amount of such Scheduled Payment Advance or Servicing Advance proposed to be advanced will be a Nonrecoverable Advance. Absent bad faith, the Servicer’s determination as to whether any Scheduled Payment Advance or Servicing Advance is expected to be a Nonrecoverable Advance or whether, once advanced, it is a Nonrecoverable Advance shall be conclusive and binding on the Issuer and on the Noteholders. Any such determination shall be made by the Servicer and shall be evidenced by an Officer’s Certificate delivered promptly to the Trustee, setting forth the basis for such determination. For the avoidance of doubt, the Servicer has the right to elect, at its option, but is not obligated, to make a Scheduled Payment Advance.

(c)     The Servicer will be entitled to recover any Scheduled Payment Advance made by it from Collections; provided that if at any time any Scheduled Payment Advance made by the Servicer is subsequently determined to be a Nonrecoverable Advance, the Servicer will be entitled to recover the amount of such Nonrecoverable Advance on a Payment Date to the extent then permitted in accordance with the Priority of Payments. The Servicer will be entitled to recover the amount of any Servicing Advance in accordance with the Priority of Payments.

(d)     Notwithstanding anything to contrary in this Agreement or any Transaction Document, the Servicer shall not be entitled to the payment of interest on any Scheduled Payment Advance or any Servicing Advance.

Section 5.10    Title, Management and Disposition of Foreclosed Property.

Except for Agented Loans, Co-Agented Loans and Third Party Agented Loans (in which case, the provisions of the Underlying Loan Agreement relating to taking title to collateral shall apply) in the event that title to Related Property is acquired by the Servicer hereunder in foreclosure or by deed in lieu of foreclosure or by other legal process, the deed, certificate of sale, or Repossessed Property may be taken in the name of the Issuer or in the name of a subsidiary of the Issuer, the equity securities of which will be pledged as Collateral by the Issuer to the Trustee pursuant to the Indenture. Any such Issuer subsidiary shall be serviced by the Servicer, which may perform such services through a nominee or agent as set forth in Section 5.02(b).

[Reserved].

The Servicer, subject to the provisions of this Article V, shall manage, conserve, protect and operate each such Foreclosed Property or other Repossessed Property for the Issuer or such Issuer subsidiary, as applicable, solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the Foreclosed Property or other Repossessed Property in a manner consistent with the Operating Guidelines and the Servicing Standard. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Issuer.

Subject to Section 5.10(e), the Servicer shall cause to be deposited in the Collection Account, no later than two Business Days after the receipt thereof, all revenues received by the Issuer with respect to the conservation and disposition of the related Foreclosed Property or other Repossessed Property net of Liquidation Expenses or received by the Issuer as distributions from any Issuer subsidiary. Any Issuer subsidiary formed pursuant to Section 5.10(a) may utilize and set aside revenues received in respect of such real estate Related Property to pay for the normal operations of the business of such Issuer subsidiary and of such real estate Related Property, and for such other fees, costs and expenses relating thereto as are deemed appropriate to maximize value or reduce or prevent loss with respect thereto by the Servicer, consistent with the Operating Guidelines and the Servicing Standard, and establish and maintain such cash reserves as the Servicer (or its agent) deem reasonably necessary with respect thereto; provided that no other funds of the Issuer shall be expended in connection with such Issuer subsidiary.

The Servicer shall, pursuant to the Priority of Payments, receive reimbursement for any related unreimbursed Scheduled Payment Advances and Servicing Advances relating to the related Loan or such Foreclosed Property or Repossessed Property, and the Servicer shall deposit in the Lockbox Account the net cash proceeds of the sale of any Foreclosed Property or other Repossessed Property to be distributed in accordance with Section 7.05.

Section 5.11    Servicing Compensation.

(a)     As compensation for its servicing activities hereunder and reimbursement for its expenses, the Servicer shall be entitled to receive a servicing fee (the “Servicing Fee”) calculated and payable monthly in arrears on each Payment Date prior to the termination of the Issuer. The Servicing Fee shall be equal to the product of: (i) one-twelfth of ~~2.00~~1.50% (or, with respect to the first Collection Period, a fraction equal to the number of days from and including the Amendment Date through and including June 30, 2020 over 360) and (ii) the Aggregate Outstanding Loan Balance as of the beginning of the related Collection Period; provided that if the Backup Servicer becomes the Servicer, the Servicing Fee payable to the Backup Servicer for each Collection Period thereafter shall be equal to the greater of (A) $8,500 and (B) the product of: (i) one-twelfth of ~~2.00~~1.50% and (ii) the Aggregate Outstanding Loan Balance as of the beginning of the related Collection Period. If any entity other than the Servicer or the Backup Servicer becomes the Servicer, the Servicing Fee may be adjusted as agreed upon by ~~the~~a Majority ~~Noteholders~~of the Controlling Class and such Successor Servicer. The Servicing Fee is payable out of Collections pursuant to the Priority of Payments.

(b)     In addition to the Servicing Fee, the Servicer shall be entitled to retain for itself as additional servicing compensation: (i) reimbursement for Scheduled Payment Advances on the Loans (ii) reimbursement for Servicing Advances on the Loans and (iii) any mistaken deposits or other related amounts due on Loans that the Servicer is entitled to retain, including without limitation any amounts payable as additional servicing compensation pursuant to Section 5.02(d)(iv).

Notwithstanding the foregoing or anything to the contrary contained herein, the Servicer hereby waives all compensation due under this Section 5.11 until such time as the Servicer provides 5 Business Days’ prior written notice to the Noteholders prior to any Payment Date of its intent to receive such compensation as described herein. In such case, the Servicer shall be entitled to receive all current Servicing Fees for the related period pursuant to this Section 5.11 on the next succeeding Payment Date after delivery of such notice. Any waiver of the Servicing Fee pursuant to this paragraph shall be irrevocable and no cumulative Servicing Fees that would have accrued to the Servicer but for such waiver shall be due and payable to the Servicer at any time.

Section 5.12    Assignment; Resignation.

The Servicer shall not assign its rights and duties under this Agreement (other than in connection with a subservicing arrangement or other arrangement permitted under this Agreement) or resign from the obligations and duties imposed on it pursuant to this Agreement except (a) upon a determination that its performance of its duties as Servicer is no longer permissible under Applicable Law or administrative determination and such incapacity cannot be cured by the Servicer, (b) an assignment or resignation by mutual consent of the Servicer, the Issuer and ~~the~~a Majority ~~Noteholders~~of the Controlling Class, or (c) an assignment in connection with a merger, conversion, consolidation or sale of substantially all of the Servicer’s business or substantially all of the Servicer’s asset-management business permitted pursuant to Section 5.13 (in which case the Person resulting from the merger, conversion or consolidation shall be the successor of the Servicer). Any such determination pursuant to clause (a) permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Trustee, which Opinion of Counsel shall be in form and substance reasonably acceptable to the Trustee. No such resignation shall become effective until a successor has been appointed pursuant to Section 8.02(b) and has assumed the Servicer’s responsibilities and obligations in accordance with Section 8.03. No such assignment shall become effective unless the Holders of 100% of the Notes shall have consented thereto in writing. Notwithstanding anything to the contrary herein, the Backup Servicer, in such role or as Successor Servicer, may use agents to perform its duties hereunder without the consent of any party hereto, but the Backup Servicer shall remain liable for the performance of such agents as if it were performing such duties. The Issuer shall provide notice to the Rating Agency of any assignment or resignation pursuant to this Section 5.12.

Section 5.13    Merger or Consolidation of Servicer.

Any Person into which the Servicer may be merged or consolidated, or any Person resulting from such merger, conversion or consolidation to which the Servicer is a party, or any Person succeeding to substantially all of the business or substantially all of the asset-management business of the Servicer, which Person assumes the obligations of the Servicer, shall be the successor to the Servicer hereunder, notwithstanding any provision in Section 8.02 or Section 8.03 and without execution or filing of any paper or any further act on the part of any of the parties hereto, notwithstanding anything herein to the contrary; provided that no such entity resulting from the merger, conversion or consolidation of the Servicer or the sale of all or substantially all of the Servicer’s assets or business or substantially all of the Servicer’s asset-management business shall be the successor Servicer hereunder unless either (i) such Person has assets of at least $50,000,000 and such Person’s regular business includes the servicing of assets similar to the Loan Assets or (ii) the Holders of 100% of the Notes shall have consented thereto in writing. Such Successor Servicer shall be a permitted assignee of the Servicer. The provisions of Section 8.03(c) and (e) shall apply to any such servicing transfer. The Issuer shall provide notice to the Rating Agency of any merger or consolidation pursuant to this Section 5.13.

Section 5.14    Limitation on Liability of the Servicer and Others.

The Servicer and any stockholder, partner, member, manager, director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities or persons respecting any matters arising hereunder. Except as otherwise provided in Section 5.02(b), the Servicer shall not be liable for any errors, inaccuracies or omissions of any Person not affiliated with the Servicer contained in any information, report, certificate, data or other document delivered to the Servicer or on which the Servicer must rely in order to perform its obligations hereunder and under the other Transaction Documents except to the extent that a Responsible Officer of the Servicer has actual knowledge of any such material error, inaccuracy or omission. The Servicer shall not be in default hereunder or incur any liability, except as provided in the proviso in the last sentence of this Section 5.14, for any failure, error or delay in carrying out its duties hereunder or under any other Transaction Document if such failure, error or delay results from the Servicer acting in accordance with information prepared or supplied by a Person other than the Servicer or any of its Affiliates or the failure or delay of any such Person to prepare or provide such information. The Servicer shall not be in default and shall incur no liability for any act or failure to act by any servicer primarily responsible for servicing Third Party Agented Loans. Subject to the terms of Section 12.01, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer’s duty to service the Loans in accordance with this Agreement, and that, in its opinion, may cause the Servicer to incur any expense or liability. The Servicer shall not be responsible for the payment of any taxes imposed on or with respect to the Issuer or for the fees of any Successor Servicer. Except as provided herein, neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to any other party to this Agreement, any Noteholder or any other Person for any action taken or for refraining from taking any action pursuant to this Agreement, whether arising from express or implied duties under this Agreement or any other Transaction Document, or for errors in judgment; provided that, notwithstanding anything to the contrary contained herein, neither the Servicer nor any of its directors, officers, employees or agents shall be protected against any liability that would otherwise be imposed by reason of willful misconduct or gross negligence in the performance of the Servicer’s duties or by reason of its reckless disregard of its obligations and duties hereunder.

Section 5.15    Determination of General Reserve Account Required Balance. The Servicer shall deposit funds into and withdraw funds from the General Reserve Account in accordance with Sections 7.02 and 7.05. The Servicer shall maintain at all times a complete and accurate record of the amount of funds on deposit in the General Reserve Account. Prior to each Payment Date, the Servicer shall determine the General Reserve Account Required Balance applicable to such Payment Date

Section 5.16    Determination of Principal Reinvestment Account Allocation Amount during Investment Period. During the Investment Period, prior to or on each Reference Date, the Servicer will determine and set forth in the Monthly Report, the amount to be deposited into the Principal Reinvestment Account on the related Payment Date from Principal Collections (after payment of clauses (1) through (3) of Section 7.05(b)(i)) (such amount, the “Principal Reinvestment Account Allocation Amount”). To the extent that any Principal Collections are remaining after application of the Principal Reinvestment Account Allocation Amount, the Servicer shall direct that such remaining funds be distributed to or at the written direction of the Issuer, and, if paid to the Noteholders, shall be considered an Investment Period Principal Distribution Amount.

ARTICLE VI

COVENANTS OF THE ORIGINATOR

Section 6.01    Legal Existence.

During the term of this Agreement, the Originator shall keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its formation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and each other instrument or agreement necessary or appropriate for the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Originator and the Issuer will be conducted on an arm’s-length basis.

Section 6.02    [Reserved].

Section 6.03    Security Interests.

The Originator shall not sell, pledge, assign or transfer to any Person other than the Issuer, or grant, create, incur, assume or suffer to exist any Lien on any Loan in the Collateral or its interest in any Related Property, other than the Lien granted to the Issuer, whether now existing or hereafter transferred to the Issuer, or any interest therein. The Originator shall promptly notify the Issuer and the Trustee upon obtaining knowledge of the existence of any Lien on any Loan in the Collateral or its interest in any Related Property; and the Originator shall defend the right, title and interest of the Issuer in, to and under the Loans in the Collateral and the Issuer’s interest in any Related Property, against all claims of third parties; provided that nothing in this Section 6.03 shall prevent or be deemed to prohibit the Originator from suffering to exist Permitted Liens upon any of the Loans in the Collateral or its interest in any Related Property.

Section 6.04    Delivery of Collections.

The Originator agrees to pay to the Servicer promptly (but in no event later than two Business Days after receipt) all Collections received by the Originator in respect of the Loans and Related Property, for application in accordance with this Agreement.

Section 6.05    Regulatory Filings.

The Originator shall make any filings, reports, notices, applications and registrations with, and seek any consents or authorizations from, the Commission and any state securities authority on behalf of the Issuer as may be necessary or that the Originator deems advisable to comply with any federal or state securities or reporting requirements laws.

Section 6.06    Compliance with Law.

The Originator hereby agrees to comply in all material respects with all Applicable Law applicable to the Originator except where the failure to do so would not reasonably be expected to have a material adverse effect on the Issuer.

Section 6.07    Limitation on Liability of Originator and Others.

The Originator and any stockholder, partner, member, manager, director, officer, employee or agent of the Originator may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities or persons respecting any matters arising hereunder.

Section 6.08    Payments from Obligors.

The Originator agrees not to make, or consent to, any change in the direction of, or instructions with respect to, any payments to be made by an Obligor in any manner that would diminish, impair, delay or otherwise adversely affect the timing or receipt of such payments into the Lockbox Account or otherwise without (a) the prior written consent of the Trustee and the consent of ~~the~~a Majority ~~Noteholders~~of the Controlling Class and (b) delivery of prior written notice of such change to the Rating Agency.

ARTICLE VII

ESTABLISHMENT OF ACCOUNTS;
DISTRIBUTIONS;

Section 7.01    Distribution Account; Lockbox Account and Other Accounts.

(a)     Distribution Account and Lockbox Account. On or before the Closing Date, the Securities Intermediary shall establish and maintain the Distribution Account as a segregated account in its corporate trust department in the name of the Trustee, for the benefit of the Noteholders. On or before the Closing Date, the Issuer shall establish the Lockbox Account as a non-interest bearing, segregated deposit account with U.S. Bank National Association (the “Lockbox Bank”) and in the name of the Trustee for the benefit of the Noteholders. The Servicer is hereby required to ensure that each of the Distribution Account and the Lockbox Account is established and maintained as an Eligible Deposit Account with a Qualified Institution. The Servicer will monitor the Lockbox Account on a daily basis and review the previous day’s Lockbox Account activity. If any institution with which any of the accounts established pursuant to this Section 7.01(a) and pursuant to Section 7.03 ceases to be a Qualified Institution, the Servicer, within ten Business Days of actual knowledge of such failure by a Responsible Officer, establish a replacement account at a Qualified Institution after notice of such event. In no event shall the Securities Intermediary or the Lockbox Bank, as appropriate, be responsible for monitoring whether such institution shall remain a Qualified Institution. Each Qualified Institution maintaining an Eligible Deposit Account shall agree in writing to comply with all instructions originated by the Securities Intermediary or Lockbox Bank, as applicable. U.S. Bank National Association, in its capacity as Lockbox Bank, shall be afforded the rights, protections and immunities that are provided by general bank rules and regulations as well as any standard terms with respect to lockboxes established with U.S. Bank National Association.

(b)     Principal Reinvestment Account. On or before the Closing Date, the Securities Intermediary shall establish and maintain as a segregated account, the Principal Reinvestment Account in the name of the Trustee for the benefit of the Noteholders. Amounts on deposit in the Principal Reinvestment Account will be invested by the Securities Intermediary, at the written direction of the Servicer, in Permitted Investments. Absent written direction, amounts in the Principal Reinvestment Account shall remain uninvested. The Servicer is hereby required to ensure that the Principal Reinvestment Account is established and maintained as an Eligible Deposit Account with a Qualified Institution. The Servicer will monitor the Principal Reinvestment Account in accordance with its customary policies and procedures.

(i)      On each Advance Date, the Issuer will cause any Advances made by the Noteholders to be deposited into the Principal Reinvestment Account or as directed in the related Advance Request.

(ii)     On each Transfer Date during the Investment Period, subject to satisfaction of the conditions set forth in Section 2.05 and in the Note Funding Agreement, the Servicer will direct the Trustee in writing to withdraw the lesser of amounts on deposit in the Principal Reinvestment Account and the Subsequent Loan Cash Purchase Price for Subsequent Loans being conveyed by the Originator to the Issuer on such Transfer Date and remit such amount to the Originator against delivery of such Subsequent Loans.

(iii)    With respect to a Payment Date, so long as the Aggregate Outstanding Note Balance for each Class of Notes will not exceed the Borrowing Base for each Class of Notes after giving effect to the distributions on such Payment Date, the Issuer (or the Servicer on behalf of the Issuer) may, on the related Reference Date, direct the Trustee in writing to withdraw amounts from the Principal Reinvestment Account and deposit such amounts to the Distribution Account for application under Section 7.05(b)(i).

(iv)    On the Investment Period Termination Date, once a Responsible Officer of the Trustee has written notice or actual knowledge of the Investment Period Termination Date occurring, the Trustee shall withdraw all amounts on deposit in the Principal Reinvestment Account and deposit such amounts into the Collection Account as Principal Collections.

(c)     [Reserved].

(d)     Alternative Collection Practices. With respect to certain Loans, the Originator may make Collections thereon by debiting the appropriate amounts from designated accounts of the related Obligor. Within two Business Days of receipt by the Originator of the amounts so debited, the Originator shall cause the amounts so received belonging to the Issuer to be deposited into the Lockbox Account, and thereupon credited to the Collection Account.

(e)     Other Accounts. Amounts representing payments sent by Obligors and by paying agents under Agented Loans, Co-Agented Loans and Third Party Agented Loans with respect to Loans pledged to the Trustee as well as with respect to Loans not pledged to the Trustee may be deposited into accounts other than the Lockbox Account. Within two Business Days of receipt by the Originator or the Issuer of any amounts representing payments sent by Obligors and/or by paying agents under Agented Loans, Co-Agented Loans and Third Party Agented Loans with respect to Loans pledged to the Trustee, the Servicer, as agent for the Issuer, and the Originator shall cause the amounts so received belonging to the Issuer to be deposited into the Lockbox Account, and thereupon credited to the Collection Account.

(f)     Except as otherwise agreed in writing between the Issuer, the Originator and the Trustee, the Issuer shall retain the authority to institute, participate and join in any plan of reorganization, readjustment, merger or consolidation with respect to the Issuer of any Permitted Investments held hereunder, and, in general, to exercise each and every other power or right with respect to each such asset or investment as individuals generally have and enjoy with respect to their own assets and investment, including power to vote upon any securities.

Section 7.02    General Reserve Account.

(a)     The Securities Intermediary shall establish and maintain as a segregated account, the General Reserve Account in the name of the Trustee for the benefit of the Noteholders. Amounts deposited to the General Reserve Account will be invested by the Securities Intermediary at the written direction of the Servicer in Permitted Investments. Absent such written directions, such amounts will remain uninvested. The General Reserve Account shall be held in one Eligible Deposit Account with a Qualified Institution in the form of a segregated account in a corporate trust department wherein the moneys therein may be invested in Permitted Investments. The Servicer shall monitor the General Reserve Account in accordance with its customary policies and procedures.

(b)     Deposits to the General Reserve Account shall be made in accordance with Section 7.05(a)(i)(6).

(c)     Subject to Sections 7.02(d) and (e) below, if on any Payment Date, Interest Collections, Principal Collections and any other amounts on deposit in the Collection Account on the last day of the related Collection Period (without giving effect to any deposit from the General Reserve Account) would be insufficient to pay any portion of the Required Payments on such Payment Date, the Servicer shall direct the Securities Intermediary in writing (via the related Monthly Report) to withdraw from the General Reserve Account an amount equal to the lesser of such insufficiency and the amount on deposit in the General Reserve Account and deposit such amount in the Distribution Account as Principal Proceeds on the Business Day immediately preceding such Payment Date.

(d)     Upon the occurrence of a Rapid Amortization Event or an Event of Default, the Servicer shall direct the Securities Intermediary in writing (via the related Monthly Report) to withdraw all amounts on deposit in the General Reserve Account and deposit such amounts to the Distribution Account for distribution in accordance with Section 7.05(b)(iii) or Section 7.05(c).

(e)     On the earlier to occur of the Legal Final Payment Date and the Payment Date on which the Aggregate Outstanding Note Balance is reduced to zero, the Servicer shall direct the Securities Intermediary in writing (via the related Monthly Report) to withdraw all amounts on deposit in the General Reserve Account and deposit such amounts to the Distribution Account.

(f)     Except if a Rapid Amortization Event or an Event of Default shall have occurred and is continuing, on any Payment Date, if amounts on deposit in the General Reserve Account are greater than the General Reserve Account Required Balance (after giving effect to all other distributions and disbursements on such Payment Date), the Servicer shall direct the Securities Intermediary in writing (via the related Monthly Report) to withdraw funds in excess of the General Reserve Account Required Balance from the General Reserve Account and disburse such amounts to (i) the Principal Reinvestment Account as Principal Collections during the Investment Period or (ii) the Collection Account as Interest Collections after the Investment Period.

Section 7.03    Collection Account.

(a)     The Securities Intermediary shall establish and maintain as a segregated account the Collection Account in the name of the Trustee for the benefit of the Noteholders. The Collection Account shall be held in one Eligible Deposit Account with a Qualified Institution in the form of a segregated account in a corporate trust department. Amounts in the Collection Account shall be invested in Permitted Investments at the written direction of the Servicer. Absent such written direction, such amounts shall remain uninvested. The Servicer will monitor the Collection Account in accordance with its customary policies and procedures.

(b)     The Servicer shall deposit or cause to be deposited into the Collection Account within two Business Days of the deposit thereof into the Lockbox Account all Collections (including, for the avoidance of doubt, amounts received from co-lenders, collateral agents or paying agents under Agented Loans, Co-Agented Loans and Third Party Agented Loans and amounts debited from Obligor accounts as described in Section 7.01(d)) so deposited into the Lockbox Account. The Servicer will retain in the Collection Account, subject to withdrawal as permitted by this Section 7.03, the following amounts received by the Servicer, without duplication:

(i)      all Collections accruing and received on or after the Cutoff Date, Subsequent Loan Cutoff Date or Substitute Loan Cutoff Date, as applicable;

(ii)     any other proceeds from any other Related Property securing the Loans (other than amounts released to the Obligor, other creditors or any other Person in accordance with Applicable Law, the Required Loan Documents, the Operating Guidelines and the Servicing Standard) and any disbursements, payments or proceeds from any other Collateral;

(iii)    any amounts paid in connection with the purchase or repurchase of any Loan;

(iv)    any amount required to be deposited in the Collection Account pursuant to Section 5.10 or this Section 7.03; and

(v)     the amount of any gains and interest earned in connection with investments in Permitted Investments from any account.

(c)     The Servicer shall have no obligation to deposit into the Collection Account any amounts in respect of Excluded Property or any amounts mistakenly deposited in the Lockbox Account or other amounts due on Loans that the Servicer is entitled to retain.

(d)     Not later than the close of business on each Reference Date immediately preceding a Payment Date, the Servicer will remit to the Lockbox Account any Scheduled Payment Advance that the Servicer determines to make at its option. The application of Scheduled Payment Advances will not prevent a Loan from being or becoming a Delinquent Loan or a Defaulted Loan.

(e)     Notwithstanding Section 7.03(b), if (i) the Servicer makes a deposit into the Lockbox Account in respect of a Collection of a Loan in the Collateral and such Collection was received by the Servicer in the form of a check that is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Lockbox Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.

(f)     The foregoing requirements for deposit in the Collection Account and the Lockbox Accounts shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments with respect to Liquidation Expenses and Excluded Property may not be deposited by the Servicer in the Collection Account.

(g)     Prior to the occurrence of a Servicer Default or an Event of Default and acceleration of the Notes, to the extent there are uninvested available amounts deposited in the Collection Account on or before 3:00 p.m. (New York, New York time), all such amounts shall be invested by the Securities Intermediary in Permitted Investments selected by the Servicer in written instructions (which may be in the form of standing instructions) delivered to the Qualified Institution holding such Transaction Account, that mature no later than the Business Day immediately preceding the next Payment Date; to the extent that there are uninvested available funds deposited after 3:00 p.m. (New York, New York time), such funds shall be swept into the overnight funds investment which shall be a Permitted Investment selected by the Servicer in written instructions (which may be in the form of standing instructions) delivered to the Qualified Institution holding such Transaction Account. From and after the occurrence of a Servicer Default or an Event of Default and acceleration of the Notes, to the extent there are uninvested amounts in the Collection Account (net of losses and investment expenses), all amounts shall remain uninvested. Subject to the restrictions herein, the Servicer or Trustee may purchase a Permitted Investment from itself or an Affiliate with respect to investment of funds in the Transaction Accounts. Any investment earnings (net of losses and investment expenses) on funds held in the Collection Account shall be treated as Interest Collections and shall be deposited therein pursuant to this Section 7.03 and distributed on the next Payment Date pursuant to Section 7.05. The Originator and the Issuer agree and acknowledge that the Trustee is to have “control” (within the meaning of the UCC) of collateral composed of “investment property” or deposit accounts (within the meaning of the UCC) for all purposes of this Agreement.

(h)     The Servicer may (and, for the purposes of clause (i) below, shall), at any time upon one Business Day written notice to the Trustee or, if different, the depository institution then holding the Collection Account, request withdrawals from the Collection Account for the following purposes:

(i)      to remit to the Trustee on the Business Day immediately preceding any Payment Date, for deposit in the Distribution Account, Collections received during the immediately preceding Collection Period (other than any Transfer Deposit Amounts or other amounts still available to invest in Substitute Loans pursuant to Section 11.01) and all amounts deposited into the Collection Account from the General Reserve Account pursuant to Section 7.02;

(ii)     [Reserved];

(iii)    to withdraw any amount received from an Obligor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

(iv)    to make investments in Permitted Investments;

(v)     to withdraw any funds deposited in the Collection Account that were not required or permitted to be deposited therein or were deposited therein in error (including without limitation amounts in respect of Loans that were purchased or replaced pursuant to Section 2.06, Section 2.07 or Section 11.01 to the extent such amount is attributable to a time after the effective date of such purchase or replacement);

(vi)    to withdraw Principal Collections in accordance with an Advance Request delivered by the Issuer for deposit to the Principal Reinvestment Account;

(vii)   to acquire Substitute Loans as contemplated by Section 2.05(a) to the extent funds have been deposited by the Originator for such purpose pursuant to Section 11.01);

(viii)  to clear and terminate the Collection Account upon the termination of this Agreement.

Section 7.04    Noteholder Distributions.

(a)     Each Noteholder as of the related Record Date shall be paid on the next succeeding Payment Date by check mailed to such Noteholder at the address for such Noteholder appearing on the Note Register or by wire transfer to the account directed by such Noteholder if such Noteholder provides written instructions to the Trustee at least five Business Days prior to such Payment Date, which instructions may be in the form of a standing order.

(b)     The Trustee shall serve as the paying agent hereunder and shall make the payments to the Noteholders required hereunder. The Trustee hereby agrees that all amounts held by it for payment hereunder will be held in a segregated account for the benefit of the Noteholders.

(c)     All amounts distributed pursuant to the terms of this Agreement shall be deemed free and clear of the Lien of the Indenture.

Section 7.05    Allocations and Distributions.

(a)     Allocations of Interest Collections. On the Business Day immediately preceding each Payment Date, the Trustee, upon written instructions from the Servicer, will transfer all Interest Collections constituting Available Funds to the Distribution Account. Such amounts will remain uninvested while deposited in the Distribution Account. On each Payment Date (other than a Payment Date following an Event of Default and acceleration of the Notes), the Trustee, upon written instructions from the Servicer (in the form of the Monthly Report), will distribute the Interest Collections on deposit in the Distribution Account to the following parties in the order of priority set forth below. With respect to the Notes then Outstanding, payments shall be made pro rata to the Holders of Notes based on their respective Percentage Interests.

(i)       During the Investment Period or Amortization Period.

(1)     pro rata, based on the amounts owed under this clause (1), to the payment of (i) Administrative Expenses owed to the respective parties, subject to the limitations set forth in the definition thereof and in the priority stated in the definition thereof and (ii) indemnities then due to any such Persons; provided that (a) the cumulative amount of Administrative Expenses (other than the Trustee Fee and the Backup Servicer Fee) and indemnities paid to the Trustee, the Custodian, the Backup Servicer and the Lockbox Bank under this clause (1) in any rolling twelve month period shall not exceed $300,000 as of the first day of the related Collection Period and (b) the cumulative amount of Administrative Expenses (other than the Trustee Fee and the Backup Servicer Fee) and indemnities paid to parties other than the Trustee, the Custodian, the Backup Servicer and the Lockbox Bank under this clause (1) in any rolling twelve month period shall not exceed $200,000 as of the first day of the related Collection Period;

(2)     pro rata, based on the amounts owed to such Persons under this clause (2), (i) to the Servicer, to the extent not previously reimbursed, the sum of (x) Scheduled Payment Advances on such Loans and (y) Servicing Advances on such Loans;

(3)     accrued and unpaid Servicing Fees;

(4)     (i) to any Successor Servicer, the Successor Servicer Engagement Fee and (ii) to any Successor Servicer, any Servicing Transfer Costs, provided that the cumulative amount of such Servicing Transfer Costs shall not exceed $150,000;

(5)     (A) first, to the Class A Noteholders, the Class A Interest Amount for the related Interest Period~~, if any, and any Unused Fee~~ and (B) second, to the Class B Noteholders, the Class B Interest Amount for the related Interest Period;

(6)     to the General Reserve Account, until amounts on deposit in the General Reserve Account shall equal the General Reserve Account Required Balance;

(7)     during the Amortization Period, on a pro-rata basis to the Class A Noteholders and Class B Noteholders, the Amortization Period Advance Rate Reduction;

(8)     on each of the first 18 Payment Dates of the Amortization Period, to pay 35.0% of all remaining available funds on a pro-rata basis to the Class A Noteholders and Class B Noteholders until the Class A Outstanding Note Balance and Class B Outstanding Note Balance is reduced to zero;

(9)     ~~(7)~~ to the payment of the amounts referred to in clause (2) of Section 7.05(b)(i) or clauses (2) and (3) of Section 7.05(b)(ii) (as applicable and in the priority stated therein), but only to the extent not paid in full thereunder and subject to the limitations set forth therein;

(10)   ~~(8)~~ pro rata, based on the amounts owed to such Persons under this clause (~~8~~10), to the payment of amounts referred to in clauses (1) and (2), without giving effect to any caps, but only to the extent not paid in full thereunder;

(11)   ~~(9)~~ to the Servicer in connection with any Permitted Distribution; and

(12)   ~~(10)~~ any remaining amounts to or at the written direction of the Issuer.

To the extent that any fees, expenses and indemnities of the Trustee are not paid on a Payment Date due to insufficiency of funds, such unpaid fees shall be paid on the next Payment Date on which funds are available to pay such fees in accordance with the priority of payments set forth above in this Section 7.05(a)(i).

(ii)      During the Rapid Amortization Period

(1)     pro rata, based on the amounts owed to the Trustee, the Custodian, the Backup Servicer, and the Lockbox Bank under this clause (1), to the payment of (i) Administrative Expenses owed to such parties, subject to the limitations set forth in the definition thereof and (ii) indemnities then due to any such Persons; provided that the cumulative amount of Administrative Expenses and indemnities paid under this clause (1) or clause (1) of 7.05(a)(i) in any rolling twelve month period shall not exceed $500,000 as of the first day of the related Collection Period;

(2)     pro rata, based on the amounts owed to such Persons under this clause (2), (i) to the Servicer, to the extent not previously reimbursed, the sum of (x) Scheduled Payment Advances on such Loans and (y) Servicing Advances on such Loans;

(3)     accrued and unpaid Servicing Fees;

(4)     (i) to the Backup Servicer, accrued and unpaid backup servicing fees; (ii) to the Custodian, any accrued and unpaid custodial fees; (iii) to any Successor Servicer, the Successor Servicer Engagement Fee and (iv) to any Successor Servicer, any Servicing Transfer Costs, provided that the cumulative amount of such Servicing Transfer Costs shall not exceed $150,000;

(5)     (A) first, to the Class A Noteholders, the Class A Interest Amount for the related Interest Period~~, if any, and any Unused Fee~~ and (B) second, to the Class B Noteholders, the Class B Interest Amount for the related Interest Period;

(6)     (A) first, to the Class A Noteholders, all remaining amounts in payment of principal of the Class A Notes until the Class A Outstanding Note Balance is reduced to zero; and (B) second, to the Class B Noteholders, all remaining amounts in payment of principal of the Class B Notes until the Class B Outstanding Note Balance is reduced to zero;

~~(6) reserved;~~

~~(7) to the Noteholders, all remaining amounts in payment of principal of the Notes until the Aggregate Outstanding Note Balance is reduced to zero;~~

(7)     ~~(8)~~ pro rata, based on the amounts owed to such Persons under this clause (~~8~~7), to the payment of amounts referred to in clauses (1) and (2), without giving effect to any caps but only to the extent not paid in full thereunder; and

(8)     ~~(9)~~ any remaining amounts to or at the written direction of the Issuer.

To the extent that any fees, expenses and indemnities of the Trustee are not paid on a Payment Date due to insufficiency of funds, such unpaid fees shall be paid on the next Payment Date on which funds are available to pay such fees in accordance with the priority of payments set forth above in this Section 7.05(a)(ii).

(b)     Allocations of Principal Collections and General Reserve Available Funds. On the Business Day immediately preceding each Payment Date, the Trustee, upon written instructions from the Servicer (in the form of the Monthly Report), will transfer all (A) Principal Collections on deposit in the Collection Account constituting Available Funds, (B) amounts deposited into the Distribution Account pursuant to Section 7.01(b)(iii), and (C) all amounts, if any, required to be transferred pursuant to Section 7.02 to the Distribution Account. Such amounts will remain uninvested while deposited in the Distribution Account. On each Payment Date (other than a Payment Date following an Event of Default and acceleration of the Notes), the Trustee, upon written instructions from the Servicer (in the form of the Monthly Report), will distribute the Principal Collections and any General Reserve Available Funds on deposit in the Distribution Account to the following parties in the order of priority set forth below. With respect to the Notes then Outstanding, payments shall be made pro rata to the Holders of Notes based on their respective Percentage Interests.

(i)       During the Investment Period

(1)     to the payment of the amounts referred to in clauses (1) through (5) of Section 7.05(a)(i) (in the priority stated therein), but only to the extent not paid in full thereunder and subject to the limitations set forth therein;

(2)     (A) first, to the Class A Noteholders, the Class A Principal Distribution Amount in payment of principal on the Class A Notes; and (B) second, to the Class B Noteholders, the Class B Principal Distribution Amount in payment of principal on the Class B Notes;

(3)     to the payment of the amounts referred to in clause (~~8~~10) of Section 7.05(a)(i), but only to the extent not paid in full thereunder and subject to the limitations set forth therein;

(4)     to the Principal Reinvestment Account, the Principal Reinvestment Account Allocation Amount determined by the Servicer; and

(5)     any remaining amounts to or at the written direction of the Issuer.

To the extent that any fees, expenses and indemnities of the Trustee are not paid on a Payment Date due to insufficiency of funds, such unpaid fees shall be paid on the next Payment Date on which funds are available to pay such fees in accordance with the priority of payments set forth above in this Section 7.05(b)(i).

(ii)      During the Amortization Period

(1)     to the payment of the amounts referred to in clauses (1) through (5) of Section 7.05(a)(i) (in the priority stated therein), but only to the extent not paid in full thereunder and subject to the limitations set forth therein;

(2)     to the Noteholders, the Principal Distribution Amount in payment of principal on the Notes;

(3)     to the extent not paid pursuant to clause (7) of Section 7.05(a)(i), on a pro-rata basis to the Class A Noteholders and Class B Noteholders, the Amortization Period Advance Rate Reduction;

(4)     on each of the first 18 Payment Dates of the Amortization Pe-riod, to pay 35.0% of all remaining available funds on a pro-rata ba-sis to the Class A Noteholders and Class B Noteholders until the Class A Outstanding Note Balance and Class B Outstanding Note Balance is reduced to zero;

(5)     ~~(3)~~ to the Noteholders, all remaining amounts in payment of the Aggregate Outstanding Note Balance on the Legal Final Payment Date;

(6)     ~~(4)~~ to the payment of the amounts referred to in clause (8) of Section 7.05(a)(i), but only to the extent not paid in full thereunder and subject to the limitations set forth therein; and

(7)     ~~(5)~~ any remaining amounts to or at the written direction of the Issuer.

To the extent that any fees, expenses and indemnities of the Trustee are not paid on a Payment Date due to insufficiency of funds, such unpaid fees shall be paid on the next Payment Date on which funds are available to pay such fees in accordance with the priority of payments set forth above in this Section 7.05(b)(ii).

(iii)     During the Rapid Amortization Period

(1)     to the payment of the amounts referred to in clauses (1) through (5) of Section 7.05(a)(ii) (in the priority stated therein), but only to the extent not paid in full thereunder and subject to the limitations set forth therein;

(2)     (A) first, to the Class A Noteholders, all remaining amounts in payment of principal on the Class A Notes until the ~~Aggregate~~Class A Outstanding Note Balance is reduced to zero and (B) second, to the Class B Noteholders, all remaining amounts in payment of principal on the Class B Notes until the Class B Outstanding Note Balance is reduced to zero;

(3)     to the payment of the amounts referred to in clause (5) of Section 7.05(a)(ii), but only to the extent not paid in full thereunder and subject to the limitations set forth therein;

(4)     (A) first, to the Class A Noteholders, any remaining amounts then due and payable and (B) second, to the Class B Noteholders, any remaining amounts then due and payable; and

(5)     ~~(4)~~ any remaining amounts to or at the written direction of the Issuer.

~~To the extent that any fees, expenses and indemnities of the Trustee are not paid on a Payment Date due to insufficiency of funds, such unpaid fees shall be paid on the next Payment Date on which funds are available to pay such fees in accordance with the priority of payments set forth above in this Section 7.05(b)(iii).~~

(c)     Default Allocations. On each Payment Date (or such other date as selected by the Trustee pursuant to the Indenture) (i) following an acceleration of the Notes pursuant to Section 5.02 of the Indenture that has not been rescinded and annulled in accordance with the terms of the Indenture, or (ii) following the institution of proceedings for the foreclosure of the Indenture and the liquidation of the Collateral pursuant to Section 5.04(a)(ii) of the Indenture, the Trustee will transfer all Collections on deposit in the Collection Account, including Proceeds from the liquidation of the Collateral, to the Distribution Account. On each Payment Date (or such other date as selected by the Trustee pursuant to the Indenture), the Trustee will distribute such amounts together with Available Funds and all other funds available for distributions on the Notes, to the extent there are sufficient funds, to the following parties in the order of priority set forth below (in the form of the Monthly Report). With respect to the Notes then Outstanding, payments shall be made pro rata to the Holders of Notes based on their respective Percentage Interests.

(1)     to the Trustee, the Servicer, the Backup Servicer, the Custodian and the Lockbox Bank, certain amounts due and owing to such entities, pursuant to the priorities in clauses (1) and (2) of Sections 7.05(a)(i) and 7.05(a)(ii), and without regard to the caps set forth in such clauses;

(2)     to the Noteholders, any unpaid Interest Amounts;

(3)     to the Noteholders, in payment of principal on the Notes until the Aggregate Outstanding Note Balance is reduced to zero; and

(4)     any remaining amounts to or at the written direction of the Issuer.

ARTICLE VIII

SERVICER DEFAULT; SERVICER TRANSFER

Section 8.01    Servicer Default.

“Servicer Default” means the occurrence of any of the following:

(a)     any failure by the Servicer to remit or cause to be remitted when due any payment, transfer or deposit required to be remitted by the Servicer to the Trustee under the terms of this Agreement or the other Transaction Documents which continues unremedied for a period of 5 days, it being understood that the Servicer shall not be responsible for the failure of either the Issuer or the Trustee to remit funds that were received by the Issuer or the Trustee from or on behalf of the Servicer in accordance with this Agreement or the other Transaction Documents; or

(b)     failure by the Servicer to duly observe or perform any covenants or agreements of the Servicer set forth in this Agreement or the other Transaction Documents (other than as otherwise identified in this definition of Servicer Default), which failure materially and adversely affects the rights of the Issuer or the Noteholders and continues unremedied for a period of 30 days (if such failure or breach can be cured) after the first to occur of (i) the date on which a Responsible Officer of the Servicer has actual knowledge of such failure, (ii) the date on which written notice of such failure requiring the same to be remedied shall have been given to a Responsible Officer of the Servicer by the Trustee or to a Responsible Officer of the Servicer and the Trustee by any Noteholder or (iii) the date the Servicer shall assign any of its duties hereunder other than as expressly permitted hereby;

(c)     any representation or warranty of the Servicer in this Agreement or any other Transaction Document or in any certificate delivered under this Agreement or any other Transaction Document (other than any representation or warranty relating to a Loan that has been purchased by the Servicer) shall prove to have been incorrect when made, which has a material adverse effect on the Noteholders and which continues unremedied for 30 days after discovery thereof by a Responsible Officer of the Servicer or after the date on which written notice of such failure, requiring the same to be remedied, shall have been delivered to the Servicer by the Trustee or any Noteholder;

(d)     a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any Insolvency Proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 consecutive days;

(e)     the Servicer, the Issuer or the Fund shall consent to the appointment of a conservator or receiver or liquidator in any Insolvency Proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer’s property;

(f)     the Servicer shall cease to be eligible to continue as Servicer under this Agreement;

(g)     the Servicer, the Issuer or the Fund shall file a petition to take advantage of any applicable Insolvency Laws, make an assignment for the benefit of its creditors or generally fail to pay its debts as they become due;

(h)     the willful breach of any provision of this Agreement applicable to the Servicer; or

(i)     the conviction or indictment of a senior officer of the Servicer for a criminal offense related to the Issuer’s, Originator’s or Servicer’s business activities~~;~~ .

~~(j) a Change of Control (as defined in the Indenture); or~~

~~(k) an Event of Default.~~

Notwithstanding the foregoing, a delay in or failure of performance referred to under Section 8.01(a) for a period of five Business Days or referred to under Section 8.01(b) for a period of 60 days (in addition to the 30-day period provided therein) shall not constitute a Servicer Default until the expiration of such additional five Business Days or 60 days, respectively, if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or other events beyond the Servicer’s control.

Section 8.02    Servicer Transfer.

(a)     If a Servicer Default has occurred and is continuing (subject to any applicable cure period), the Trustee or the Issuer, at the direction of ~~the~~a Majority ~~Noteholders~~of the Controlling Class, shall terminate all of the rights and obligations of the Servicer hereunder by notice to the Servicer (a “Termination Notice”), whereupon the Backup Servicer will succeed to all of the Servicer’s management, administrative, servicing, custodial and collection functions as Servicer hereunder within 30 days of receiving a Termination Notice.

(b)     If the Backup Servicer does not assume the role of the Servicer after a Termination Notice is delivered pursuant to Section 8.02(a), the Trustee (i) will provide the Originator with written notice of such circumstances (and the Originator shall promptly forward a copy of such notice to the Rating Agency) and (ii) may appoint a successor servicer with assets of at least $50,000,000 and whose regular business includes the servicing of assets similar to the Loan Assets (either the Backup Servicer or such other Person appointed successor servicer, the “Successor Servicer”). Such proposed Successor Servicer shall become the Successor Servicer once it assumes the Servicer’s responsibilities and obligations in accordance with Section 8.03. If such proposed Successor Servicer is unable to assume the responsibilities and obligations of the Servicer, the Trustee shall propose an alternative established servicing institution to serve as the Successor Servicer. Such other proposed Successor Servicer shall become the Successor Servicer once it assumes the Servicer’s responsibilities and obligations in accordance with this Agreement. The appointment of any Successor Servicer (other than the Backup Servicer) is subject to the prior written approval of ~~the~~a Majority ~~Noteholders~~of the Controlling Class. If no Successor Servicer has been appointed and approved following the above procedures within 120 days of the delivery of a Termination Notice or notice of resignation by the Servicer, then any of the Issuer, Trustee, removed or resigning Servicer or any Noteholder may petition any court of competent jurisdiction for the appointment of a Successor Servicer, which appointment will not require the consent of, nor be subject to the approval of the Issuer, the Trustee or any Noteholder.

(c)     On the date that a Successor Servicer shall have been appointed and accepted such appointment pursuant to Section 8.03 (such appointment being herein called a “Servicer Transfer”), all rights, benefits, fees, indemnities, authority and power of the Servicer under this Agreement, whether with respect to the Loans, the Loan Files or otherwise, shall pass to and be vested in such Successor Servicer pursuant to and under this Section 8.02; and, without limitation, the Successor Servicer is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer agrees to cooperate with the Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Successor Servicer for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in a Transaction Account or thereafter received with respect to the Loans and Related Property. The Servicer shall transfer to the Successor Servicer (i) all records held by the Servicer relating to the Loans and Related Property in such electronic form as the Successor Servicer may reasonably request and (ii) any Loan Files in the Servicer’s possession. In addition, the Servicer shall permit access to its premises (including all computer records and programs) to the Successor Servicer or its designee, shall pay the reasonable transition expenses of the Successor Servicer, and assign or sub-license to the Successor Servicer for the remainder of the term of this Agreement all intellectual property owned or licensed by or assigned to the Servicer that is necessary to perform the duties of Successor Servicer hereunder (to the extent that the Servicer has the right that the Servicer has the right to assign or sub-license such intellectual property). Upon a Servicer Transfer, the Successor Servicer shall also be entitled to receive the Servicing Fee thereafter payable for performing the obligations of the Servicer and any additional amounts payable to the Servicer hereunder. Any indemnities provided in this Agreement or the other Transaction Documents in favor of the Servicer, any Servicing Fee (together with accrued interest thereon), any other fees, costs and expenses and any Scheduled Payment Advances, Servicing Advances and Nonrecoverable Advances, in any case, that have accrued and/or are due and unpaid or unreimbursed to the Servicer shall survive the termination of the Servicer and its replacement with a Successor Servicer and the Servicer being replaced shall remain entitled thereto until paid hereunder in accordance with the Priority of Payments.

(d)     The Backup Servicer may resign, either as Backup Servicer or as Successor Servicer, upon ninety (90) days prior written notice to the Trustee, the Issuer, and the Servicer (in the case of a resignation as the Backup Servicer); provided, however, such resignation shall not become effective until there is a replacement Successor Servicer or Backup Servicer in place that is acceptable to ~~the~~a Majority ~~Noteholders~~of the Controlling Class. Upon the resignation of the Backup Servicer, the Servicer shall appoint a successor Backup Servicer (subject to the previous sentence) and if it does not do so within 120 days of the Backup Servicer’s resignation, the Backup Servicer may petition a court of competent jurisdiction for the appointment of a successor. Upon the resignation of the Successor Servicer, ~~the~~a Majority ~~Noteholders~~of the Controlling Class shall appoint a Successor Servicer and if they do not do so within 120 days of the Successor Servicer’s resignation, the Successor Servicer may petition a court of competent jurisdiction for the appointment of a successor.

Section 8.03    Acceptance by Successor Servicer; Reconveyance; Successor Servicer to Act.

(a)     Subject to Section 8.04, no appointment of a Successor Servicer (other than the Backup Servicer) shall be effective until the Successor Servicer shall have executed and delivered to the Issuer and the Trustee a written acceptance of such appointment and of the duties of Servicer hereunder, subject to Section 8.03(d). The Servicer shall continue to perform all servicing functions under this Agreement until the date the Successor Servicer shall have so executed and delivered such written acceptance.

(b)     [Reserved].

(c)     As compensation, a Successor Servicer so appointed shall be entitled to receive the Servicing Fee, together with any other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in the Transaction Documents that thereafter are payable under this Agreement, including, without limitation, all reasonable costs (including reasonable attorneys’ fees) incurred in connection with transferring the servicing obligations under this Agreement and amending this Agreement (if necessary) to reflect such transfer. Neither the Trustee nor any Successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer. To the extent that either the Trustee or the Backup Servicer incurs any extraordinary expenses in connection with a servicing transfer, it shall be entitled to reimbursement therefor as an Administrative Expense pursuant to the Priority of Payments.

(d)     On or after a Servicer Transfer, the Successor Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein with respect to servicing of the Collateral and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and the terminated Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Servicer Transfer; provided that (i) the Successor Servicer will not assume any obligations of the Servicer described in Section 8.02(c), (ii) the Successor Servicer shall not be liable for any acts or omissions of the Servicer occurring prior to such Servicer Transfer or for any breach by the Servicer of any of its representations and warranties contained herein or in any other Transaction Document, (iii) the Successor Servicer shall have no obligation to pay any taxes required to be paid by the Servicer (provided, that the Successor Servicer shall pay any income taxes for which it is liable), (iv) the Successor Servicer shall have no obligation to pay any of the fees and expenses of any other party to the transactions contemplated hereby, (v) the Successor Servicer shall have no liability or obligation with respect to any Servicer indemnification obligations of any prior Servicer, including the initial Servicer, (vi) the Successor Servicer shall have no obligation to perform any repurchase obligations of the Servicer and (vii) the Successor Servicer shall have no obligation to make any Servicing Advances or Scheduled Payment Advances. Notwithstanding anything else herein to the contrary, in no event shall the Trustee be liable for any Servicing Fee or for any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any Successor Servicer to act as Successor Servicer under this Agreement and the transactions set forth or provided for herein, including any Servicing Transfer Costs. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The terminated Servicer shall remain entitled to payment and reimbursement of the amounts set forth in the last sentence of Section 8.02(b) notwithstanding its termination hereunder, to the same extent as if it had continued to service the Loans hereunder.

(e)     Notwithstanding anything contained in this Agreement or the Indenture to the contrary, no Successor Servicer, shall be responsible for the accounting, records (including computer records) and work of the Servicer or any other predecessor Servicer relating to the Loans (collectively, the “Predecessor Servicer Work Product”). If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, “Errors”) exists in any Predecessor Servicer Work Product and such Errors make it materially more difficult to service or should cause or materially contribute to such Successor Servicer making or continuing any Errors (collectively, “Continued Errors”), such Successor Servicer shall have no liability for such Continued Errors; provided, however, that each Successor Servicer agrees to use commercially reasonable efforts to prevent Continued Errors. In the event that a Successor Servicer becomes aware of Errors or Continued Errors, such Successor Servicer shall, with the prior consent of the Trustee, use commercially reasonable efforts to reconstruct and reconcile such data to correct such Errors and Continued Errors and to prevent future Continued Errors. A Successor Servicer shall be entitled to recover its costs thereby expended in accordance with the Priority of Payments.

(f)     The Successor Servicer is authorized to accept and rely on all accounting records (including computer records) and work product of the prior Servicer hereunder relating to the Collateral without any audit or other examination.

Section 8.04    Notification to Noteholders.

(a)     Promptly following the occurrence of any Servicer Default, the Servicer shall give written notice thereof to the Trustee, the Backup Servicer, the Originator and the Rating Agency at the addresses described in Section 13.04, and the Trustee shall promptly forward such notice to the Noteholders at their respective addresses appearing on the Note Register.

(b)     Within ten days following receipt of a Termination Notice or notice of appointment of a Successor Servicer pursuant to this Article VIII, the Trustee shall give written notice thereof to the Originator (and the Originator shall promptly forward a copy of such notice to the Rating Agency) at the addresses described in Section 13.04 and to the Noteholders at their respective addresses appearing on the Note Register.

Section 8.05    Effect of Transfer.

(a)     After a Servicer Transfer, the terminated Servicer shall have no further obligations with respect to the management, administration, servicing, custody or collection of the Loans as Servicer hereunder and, subject to Section 8.03(d), the Successor Servicer appointed pursuant to Section 8.03 shall have all of such obligations, except that the terminated Servicer will transmit or cause to be transmitted directly to the Successor Servicer promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the Successor Servicer to collect them) received as Collections upon or otherwise in connection with the Collateral.

(b)     A Servicer Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the obligations and indemnities of the Servicer) other than those relating to the management, administration, servicing, custody or collection of the Loans.

Section 8.06    Database File.

Upon reasonable request by the Trustee or the Successor Servicer, the Servicer will provide the Successor Servicer with a magnetic tape or Microsoft Excel or similar spreadsheet file containing the database file for each Loan on and as of the Business Day before the actual commencement of servicing functions by the Successor Servicer following the occurrence of a Servicer Default.

Section 8.07    Waiver of Defaults.

~~The~~A Majority ~~Noteholders~~of the Controlling Class may, on behalf of all the Noteholders, waive any default by the Servicer of its obligations hereunder and all consequences of such default, except a default in making any required deposits to the Collection Account or the Distribution Account. No such waiver or cure shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

ARTICLE IX

REPORTS

Section 9.01    Monthly Reports.

(a)     With respect to each Payment Date and the related Collection Period, the Servicer shall prepare a statement (a “Monthly Report”) containing the information set forth in Exhibit G and Exhibit L hereto with respect to the preceding Collection Period and will deliver a copy of such Monthly Report to the Trustee no later than the related Reference Date.

(b)     [Reserved].

(c)     On or before each Payment Date, the Trustee will provide or make available electronically the Monthly Report received by it on the related Reference Date to the Rating Agency and the Noteholders in accordance with Section 3.29 of the Indenture.

Section 9.02    [Reserved].

Section 9.03    Preparation of Reports; Officer’s Certificate.

(a)     The Servicer shall cooperate with the Trustee in connection with the delivery of the Monthly Reports. Without limiting the generality of the foregoing and the obligation of the Servicer to deliver Monthly Reports to the Trustee, the Servicer shall supply in a timely fashion any information as to any determinations required to be made by the Servicer hereunder or under the Indenture and such other information as is maintained by the Servicer that the Trustee may from time to time request with respect to the Collateral. Nothing herein shall obligate the Trustee to determine independently any characteristic of a Loan, including without limitation whether any item of Indenture Collateral is an Agented Loan, Co-Agented Loan, Third Party Agented Loan or Participated Loan, any such determination being based exclusively upon notification the Trustee receives from the Servicer, and except as otherwise specifically set forth in any of the Transaction Documents, nothing in this Article IX shall obligate the Trustee to review or examine any underlying instrument or contract evidencing, governing or guaranteeing or securing any Loan in order to verify, confirm, audit or otherwise determine any characteristic thereof.

(b)     In performing its duties hereunder to deliver the Monthly Reports, the Trustee shall in no event have any liability for the actions or omissions of the Servicer or any other Person, and shall have no liability for any inaccuracy or error in any Monthly Report it distributes pursuant to Sections 9.01 and 9.02, except to the extent that such inaccuracies or errors are caused by the Trustee’s own fraud, bad faith, willful misfeasance, gross negligence or reckless disregard of its duties hereunder. The Trustee shall not be liable for failing to perform or delay in performance of its specified duties hereunder that results from or is caused by a failure or delay on the part of the Servicer or another Person in furnishing necessary, timely and accurate information to the Trustee or the Servicer or a review by the Independent Accountants of a Monthly Report.

Section 9.04    Other Data; Obligor Financial Information.

(a)     Not later than 4:00 p.m. (New York City time) on the Reference Date, the Servicer shall provide to the Trustee (in a format agreed to by the Trustee and the Servicer) and the Backup Servicer such information (the “Tape”) the Servicer relied upon to prepare the Monthly Report for such month. Each Tape shall include, but not be limited to, the information set forth in Exhibit G hereto. The Backup Servicer shall use such tape or diskette (or other electronic transmission acceptable to the Trustee and the Backup Servicer) to (i) confirm that such tape, diskette or other electronic transmission is in readable form~~,~~; and (ii) calculate and confirm (A) with respect to the Class A Notes (1) the aggregate amount distributable as principal on the related Payment Date ~~to the Notes~~, (~~B~~2) the aggregate amount distributable as interest on the related Payment Date ~~to the Notes~~, (~~C~~3) the outstanding principal amount ~~of the Notes~~ after giving effect to all distributions made pursuant to clause (A)(1), above, and (~~D~~4) the aggregate amount of principal and interest to be carried over on such Payment Date after giving effect to all distributions made pursuant to clauses (A) ~~and (B), above~~(1) and (A)(2), above, respectively; and (B) with respect to the Class B Notes (1) the aggregate amount distributable as principal on the related Payment Date, (2) the aggregate amount distributable as interest on the related Payment Date, (3) the outstanding principal amount after giving effect to all distributions made pursuant to clause (B)(1), above, and (4) the aggregate amount of principal and interest to be carried over on such Payment Date after giving effect to all distributions made pursuant to clauses (B)(1) and (B)(2), above, respectively. The Backup Servicer shall certify to the Trustee that it has verified the Monthly Report in accordance with this Section 9.04(a) and shall notify the Servicer and the Trustee of any discrepancies, in each case, on or before the fifth Business Day following the related Payment Date. In the event that the Backup Servicer reports any discrepancies, the Servicer and the Backup Servicer shall attempt to reconcile such discrepancies prior to the next succeeding Payment Date, but in the absence of reconciliation, the Monthly Report shall control for the purpose of calculations and distributions with respect to the next succeeding Payment Date. In the event that the Backup Servicer and the Servicer are unable to reconcile discrepancies with respect to a Monthly Report by the next succeeding Payment Date, the Servicer shall cause the Independent Accountants, at the Servicer’s expense, to audit the Monthly Report and, prior to the last day of the month after the month in which such Monthly Report was delivered, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Monthly Report for such next succeeding Payment Date following the last date of the Collection Period. In addition, upon the occurrence of a Servicer Default the Servicer shall deliver to the Backup Servicer or any successor Servicer its files within 15 days after demand therefor and a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Loans. Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer.

(b)     In addition, the initial Servicer shall, upon the request of the Trustee or any Rating Agency, furnish the Trustee or Rating Agency, as the case may be, such underlying data in the possession of the initial Servicer used to generate a Monthly Report as may be reasonably requested. The initial Servicer will also forward to the Trustee, the Backup Servicer and the Rating Agency (i) within 75 days after each calendar quarter (except the fourth calendar quarter), commencing with the quarter ending September 30, 2018, the unaudited quarterly financial statements of the initial Servicer, the Issuer, the Fund and the BDC and (ii) within 120 days after each fiscal year of the initial Servicer, commencing with the fiscal year ending December 31, 2018, the audited annual financial statements of the initial Servicer, the Issuer and the Fund, together with the related report of the independent accountants to the initial Servicer, the Issuer and the Fund. To the extent the initial Servicer is required or asked to furnish any of the data described in this Section 9.04(b), the initial Servicer may furnish such data through an online investor information website.

(c)     The Servicer shall provide promptly to the Backup Servicer any data relating to the servicing of the Loans that the Backup Servicer reasonably requests.

(d)     [Reserved].

(e)     The Servicer will forward to the Rating Agency promptly upon request any additional financial information in the Servicer’s possession or reasonably obtainable by the Servicer as the Rating Agency shall reasonably request with respect to an Obligor as to which any Scheduled Payment is past due for at least ten days.

Section 9.05    Annual Report of Accountants.

(a)     The initial Servicer shall cause a firm of nationally recognized independent certified public accountants (the “Independent Accountants”), who may also render other services to the initial Servicer or its Affiliates, to deliver to the Trustee and the Rating Agency, on or before January 31st of each year, beginning on January 31, 2019, a report indicating that the Independent Accountants have performed certain procedures as agreed by the initial Servicer. As a part of such review, the Independent Accountants will obtain the Monthly Report with respect to two Collection Periods during the 12 months ended the immediately preceding December 31 and, for each such Monthly Report, the Independent Accountants will reconcile certain amounts in the Monthly Report to the initial Servicer’s computer, accounting and other reports. In the event the Independent Accountants require the Trustee to agree to the procedures performed by the Independent Accountants, the initial Servicer shall direct the Trustee in writing to so agree; it being understood and agreed that the Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the initial Servicer, and the Trustee will not make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures. The Trustee shall not have any responsibility to any party to make any inquiry or investigation as to, and shall have no obligation in respect of, the terms of any engagement of independent public accountants by the Servicer, and the Trustee shall be authorized, upon receipt of written direction from the Issuer or initial Servicer directing the Trustee in writing to execute any acknowledgment or other agreement with the independent public accountants required for the Trustee to receive any of the reports or instructions provided for herein, which acknowledgment or agreement may include, among other things, (i) acknowledgement that the Servicer has agreed that the procedures to be performed by the independent public accountants are sufficient for the Issuer’s purposes, (ii) acknowledgment that the Trustee has agreed that the procedures to be performed by the independent public accountants are sufficient for the Trustee’s purposes and that the Trustee’s purposes are limited solely to receipt of the report, (iii) releases by the Trustee (on behalf of itself and the Noteholders) of claims against the independent public accountants and acknowledgement of other limitations of liability in favor of the independent public accountants, and (iv) restrictions or prohibitions on the disclosure of information or documents provided to it by such firm of independent public accountants to other parties (including to the Noteholders).

Section 9.06    Statements of Compliance from Servicer. The Servicer will deliver to the Trustee and the Backup Servicer within 90 days of the end of each fiscal year commencing with the year ending December 31, 2018, an Officer’s Certificate stating that (a) the Servicer has fully complied in all material respects with certain provisions of the Agreement relating to servicing of the Loans and payments on the Notes, (b) a review of the activities of the Servicer during the prior calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (c) to the best of such officer’s knowledge, based on such review, the Servicer has fully performed or caused to be performed in all material respects all its obligations under this Agreement for such year, or, if there has been a Servicer Default or default in any of its obligations which, with notice or passage of time, could become a Servicer Default, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such event.

Section 9.07    Notices of Event of Default, Servicer Default or Rapid Amortization Event.

Promptly upon a Responsible Officer of the Servicer becoming aware thereof, the Servicer shall furnish to the Trustee, the Backup Servicer and the Rating Agency notice of the occurrence of any Event of Default or Servicer Default or of any situation which the Servicer reasonably expects to develop into an Event of Default or Servicer Default. Promptly upon a Responsible Officer of the Servicer becoming aware thereof, the Servicer shall furnish to the Trustee, the Backup Servicer and the Rating Agency notice of the occurrence of any Rapid Amortization Event.

Section 9.08    Trustee’s Right to Examine Servicer Records, Audit Operations and Deliver Information to Noteholders.

The Trustee shall have the right upon reasonable prior notice, during normal business hours, in a manner that does not unreasonably interfere with the Servicer’s normal operations or customer or employee relations, no more often than once a year unless an Event of Default or Servicer Default shall have occurred and be continuing in which case as often as reasonably required, to examine and audit any and all of the books, records or other information of the Servicer, whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. No amounts payable in respect of the foregoing shall be paid from the Loan Assets.

The Trustee shall have the right, in accordance with the Indenture, to deliver information provided by the Servicer to any Noteholder requesting the same; provided that the Servicer may request that any such Noteholder not a party hereto enter into a confidentiality agreement reasonably acceptable to the Servicer prior to permitting such Noteholder to view such information.

ARTICLE X

TERMINATION

Section 10.01    [Reserved].

Section 10.02    Termination.

(a)      This Agreement shall terminate upon notice to the Trustee of the earlier of the following events: (i) the final payment on or the disposition or other liquidation by the Issuer of the last Loan (including, without limitation, in connection with a Redemption by the Issuer of all outstanding Notes pursuant to Section 10.01 of the Indenture) or the disposition of all other Collateral, including property acquired upon foreclosure or deed in lieu of foreclosure of any Loan and the remittance of all funds due thereunder with respect thereto, (ii) mutual written consent of the Servicer, the Trustee, the Originator and all Outstanding Noteholders or (iii) the payment in full of all amounts owing in respect of the Notes.

(b)      Notice of any termination, specifying the Payment Date upon which the Issuer will terminate and that the Noteholders shall surrender their Notes to the Trustee for payment of the final distribution and cancellation shall be given promptly by the Servicer to the Trustee, the Custodian and the Backup Servicer and by the Trustee to all Noteholders and the Rating Agency during the month of such final distribution before the Reference Date in such month, specifying (i) the Payment Date upon which final payment of the Notes (or Redemption Price) will be made upon presentation and surrender of Notes at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Notes at the office of the Trustee therein specified.

ARTICLE XI

REMEDIES UPON MISREPRESENTATION;
REPURCHASE OPTION

Section 11.01    Repurchases of, or Substitution for, Loans for Breach of Representations and Warranties.

Upon a discovery by the Originator, a Responsible Officer of the Servicer or any subservicer, a Responsible Officer of the Backup Servicer or a Responsible Officer of the Trustee of (i) a breach of a representation or warranty as set forth in Section 3.01, Section 3.02, or Section 3.04 or as made or deemed made in any notice relating to Subsequent Loans and Substitute Loans, as applicable, that materially and adversely affects the interests of the Noteholders (each such Loan, an “Ineligible Loan”), the party discovering such breach or failure shall give prompt written notice to the other parties to this Agreement; provided that neither the Trustee nor the Backup Server not have a duty or obligation to inquire or to investigate the breach of any of such representations or warranties. Within 60 days of the earlier of (x) its discovery or (y) its receipt of notice of any breach of a representation or warranty, the Originator shall, (a) promptly cure such breach in all material respects, (b) repurchase each such Ineligible Loan by depositing in the Lockbox Account, for further credit to the Collection Account, within such 60 day period, an amount equal to the Transfer Deposit Amount for such Ineligible Loan, or (c) remove such Loan from the Collateral, deposit the Transfer Deposit Amount with respect to such Loan into the Lockbox Account, for further credit to the Collection Account, and, not later than the date a repurchase of such affected Loan would be required hereunder, effect a substitution for such affected Loan with a Substitute Loan in accordance with the substitution requirements set forth in Sections 2.04 and 2.07.

Section 11.02    Reassignment of Repurchased or Substituted Loans.

Upon receipt by the Trustee for deposit in the Collection Account of the amounts described in Section 11.01 (or upon the Substitute Loan Cutoff Date related to a Substitute Loan described in Section 11.01), and upon receipt of an Officer’s Certificate of the Servicer in the form attached hereto as Exhibit E hereto, the Trustee and the Issuer shall release and assign, as the case may be, to the Originator all of the Trustee’s and the Issuer’s right, title and interest in the Loans being repurchased or substituted for the related Loan Assets without recourse, representation or warranty. Such reassigned Loan shall no longer thereafter be included in any calculations of Outstanding Loan Balances required to be made hereunder or otherwise be deemed a part of the Collateral.

ARTICLE XII

INDEMNITIES

Section 12.01    Indemnification by Servicer.

The Servicer agrees to indemnify, defend and hold harmless the Trustee (as such and in its individual capacity), the Lockbox Bank, the Backup Servicer, Securities Intermediary, the Custodian, any Successor Servicer (as such and in its individual capacity) and each Noteholder, and each officer, director, employee, representative and agent of such Persons, from and against any and all claims, losses, penalties, fines, forfeitures, judgments (provided that any indemnification for damages is limited to actual damages, not consequential, special or punitive damages), reasonable legal fees and related costs and any other reasonable costs, fees and expenses (including the fees and expenses of enforcing the Servicer’s indemnification and contractual obligation hereunder) that such Person actually sustains as a result of the Servicer’s fraud or the failure of the Servicer to perform its duties and service the Loans in compliance in all material respects with the terms of this Agreement, except to the extent arising from gross negligence, willful misconduct or fraud by the Person claiming indemnification. Any Person seeking indemnification hereunder shall promptly notify the Servicer if such Person receives a complaint, claim, compulsory process or other notice of any loss, claim, damage or liability giving rise to a claim of indemnification hereunder but failure to provide such notice shall not relieve the Servicer of its indemnification obligations hereunder unless the Servicer is deprived of material substantive or procedural rights or defenses as a result thereof. The Servicer shall assume (with the consent of the indemnified party, such consent not to be unreasonably withheld) the defense and any settlement of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the indemnified party in respect of such claim. If the consent of the indemnified party required in the immediately preceding sentence is unreasonably withheld, the Servicer shall be relieved of its indemnification obligations hereunder with respect to such Person. The parties agree that the provisions of this Section 12.01 shall not be interpreted to provide recourse to the Servicer against loss by reason of the bankruptcy, insolvency or lack of creditworthiness of an Obligor with respect to a Loan. The Servicer shall have no liability for making indemnification hereunder to the extent any such indemnification constitutes recourse for uncollectible or uncollected Loans.

Section 12.02 Indemnification by Originator.

The Originator agrees to indemnify, defend and hold harmless the Trustee (as such and in its individual capacity), the Lockbox Bank, the Backup Servicer, Securities Intermediary, the Custodian, any Successor Servicer (as such and in its individual capacity) and each Noteholder from and against any and all claims, losses, penalties, fines, forfeitures, judgments (provided that any indemnification for damages is limited to actual damages, not consequential, special or punitive damages), reasonable legal fees and related costs and any other reasonable costs, fees and expenses (including the fees and expenses of enforcing the Originator’s indemnification and contractual obligations hereunder) that such Person actually sustains as a result of the Originator’s fraud or material breach of a representation or warranty made in this Agreement which would reasonably be expected to have a material adverse effect on the transactions contemplated by the Transaction Documents, including but not limited to, the eligibility of any Loan, except to the extent arising from gross negligence, willful misconduct or fraud by the Person claiming indemnification. Any Person seeking indemnification hereunder shall promptly notify the Originator if such Person receives a complaint, claim, compulsory process or other notice of any loss, claim, damage or liability giving rise to a claim of indemnification hereunder but failure to provide such notice shall not relieve the Originator of its indemnification obligations hereunder unless the Originator is deprived of material substantive or procedural rights or defenses as a result thereof. The Originator shall assume (with the consent of the indemnified party, such consent not to be unreasonably withheld) the defense and any settlement of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the indemnified party in respect of such claim. If the consent of the indemnified party required in the immediately preceding sentence is unreasonably withheld, the Originator shall be relieved of its indemnification obligations hereunder with respect to such Person. The parties agree that the provisions of this Section 12.02 shall not be interpreted to provide recourse to the Originator against loss by reason of the bankruptcy, insolvency or lack of creditworthiness of an Obligor with respect to a Loan. The Originator shall have no liability for making indemnification hereunder to the extent any such indemnification constitutes recourse for uncollectible or uncollected Loans.

Section 12.03 Survival.

The indemnities in Section 12.01 and Section 12.02 shall survive the termination of this Agreement and the resignation or removal of any party hereto.

ARTICLE XIII

MISCELLANEOUS

Section 13.01    Amendment.

(a)    This Agreement may be amended from time to time by the Issuer, the Originator, the Servicer, the Backup Servicer, the Custodian, the Lockbox Bank, the Securities Intermediary and the Trustee by written agreement, but without the consent of any Noteholder, to (i) cure any ambiguity or to correct or supplement any provisions herein that may be inconsistent with any other provisions in this Agreement, (ii) comply with any changes in the Code, USA PATRIOT Act, or U.S. securities laws (including the regulations implementing such laws), (iii) evidence the succession of another Person to the Issuer, a Successor Servicer or a successor Trustee, and the assumption by any such successor of the applicable covenants therein, (iv) add to the covenants of any party hereto for the benefit of the Noteholders, (v) amend any provision to this Agreement to reflect any written change to the guidelines, methodology or standards established by any Rating Agency that are applicable to this Agreement, (vi) modify Exhibit F hereto, or (vii) add any new provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided that no such amendment shall materially and adversely affect the interests of any Noteholder. Notice of any proposed amendment must be sent to all Noteholders at least ten Business Days prior to the execution of such amendment. Any amendment shall not be deemed to materially and adversely affect the interests of any Noteholder if the Person requesting such amendment obtains an Opinion of Counsel addressed to the Trustee to that effect.

(b)    Except as provided in Section 13.01(a), this Agreement may be amended from time to time by the Issuer, the Originator, the Servicer, the Backup Servicer, the Custodian, the Securities Intermediary and the Trustee, with the consent of ~~the~~a Majority ~~Noteholders~~of the Controlling Class and satisfaction of the Rating Agency Confirmation, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided that (i) no such amendment shall, without the consent of each Noteholder that may be adversely affected, reduce the percentage of the principal balance of the Notes that is required to consent to any amendment to this Agreement and (ii) no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on or in respect of the Loans or distributions that are required to be made for the benefit of the Noteholders or change the interest rate applicable to the Notes, without the consent of all adversely affected Noteholders.

(c)    Promptly after the execution of any such amendment or consent, written notification of the substance of such amendment or consent shall be furnished by the Trustee to the Noteholders and by the Issuer to the Rating Agency. It shall not be necessary for the consent of any Noteholders required pursuant to Section 13.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by the Noteholders of the execution thereof shall be subject to such reasonable requirements as the Trustee may prescribe for the Noteholders.

(d)    Notwithstanding, the foregoing clauses (a) and (b) of this Section 13.01, the Originator’s consent or approval shall not be required for any amendments to Sections 2.06, 2.07 or 2.10.

Section 13.02    Acts of God. In no event shall any party hereto be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes, acts of God, unavailability of the Federal Reserve Bank wire or telex facility or interruptions, loss or malfunctions of computer services, communications or utilities; it being understood that each party hereto shall use reasonable efforts to resume performance of its obligations as soon as practicable under the circumstances.

Section 13.03    Governing Law.

(a)    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)    EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.03(b).

Section 13.04    Notices.

All notices, demands, certificates, requests and communications hereunder (“notices”) shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to a Responsible Officer of the party to which sent, or (d) on the date of confirmation or receipt by the addressee thereof if transmitted by legible telecopier or electronic mail transmission, in all cases addressed to the recipient as follows:

(i)	if to the Seller or the Originator:

Horizon Secured Loan Fund I LLC 312 Farmington Avenue Farmington, CT 06032 Telephone: 860-674-9977 Facsimile No.: 860-674-8655 Email: dtrolio@horizontechfinance.com

(ii)	if to the Issuer: Horizon Funding I, LLC 312 Farmington Avenue Farmington, CT 06032 Telephone: 860-674-9977 Facsimile No.: 860-674-8655 Email: dtrolio@horizontechfinance.com

(iii)	if to the Servicer: Horizon Technology Finance Corporation 312 Farmington Avenue Farmington, CT 06032 Telephone: 860-674-9977 Facsimile No.: 860-674-8655 Email: dtrolio@horizontechfinance.com

(iv)      if to the Trustee, the Lockbox Bank, Backup Servicer or the Securities Intermediary:

U.S. Bank National Association

190 LaSalle St., 7th Floor

Chicago, IL 60603

Attention: Global Corporate Trust – Horizon Funding I, LLC

Facsimile No.: (312) 332-7996

Email: melissa.rosal@usbank.com and jennifer.napolitano@usbank.com

(v)

if to the Custodian

U.S. Bank National Association
60 Livingston Avenue

EP-MN-WS3D

St. Paul, MN 55107

Attention: Global Corporate Trust – Horizon Funding I, LLC

Facsimile No.: (615) 446-7362

Email: deborah.franco@usbank.com

(vi)	if to the Rating Agency: DBRS, Inc., d/b/a DBRS Morningstar 140 Broadway, 43rd Floor New York, New York 10005 Attention: U.S. ABS Surveillance Email: ABS_Surveillance@morningstar.com

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

Section 13.05  Severability of Provisions.

If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever prohibited or held invalid or unenforceable, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement, the Notes or the rights of the Noteholders, and any such prohibition, invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenants, agreements, provisions or terms in any other jurisdiction.

Section 13.06  Third Party Beneficiaries.

The parties hereto hereby manifest their intent that no third party shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

Section 13.07  Counterparts.

This Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using facsimile signature or Electronic Signatures. The parties hereto agree that any Electronic Signature on or associated with any Communication shall be valid and binding on each such party to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of each party enforceable against such party in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For purposes hereof, “Electronic Record”, “Electronic Copy” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

Section 13.08  Headings.

The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 13.09  No Bankruptcy Petition; Disclaimer.

(a)     Each of the Originator, the Trustee, the Lockbox Bank, the Securities Intermediary, the Backup Servicer, the Servicer, the Issuer and each Holder (by acceptance of the Notes) covenants and agrees that, prior to the date that is one year and one day (or, if longer, the then applicable preference period and one day) after the payment in full of all amounts owing in respect of all outstanding Notes, it will not institute against the Issuer, or join any other Person in instituting against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States; provided that nothing herein shall prohibit the Trustee from filing proofs of claim or otherwise participating in any such proceedings instituted by any other Person.

(b)     The Issuer acknowledges and agrees that Notes do not represent an interest in any assets (other than the Loan Assets) of the Originator (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Loan Assets, other Collateral and proceeds thereof).

(c)     The provisions of this Section 13.09 shall be for the third party benefit of those entitled to rely thereon, including the Noteholders, and shall survive the termination of this Agreement.

Section 13.10  Jurisdiction.

Any legal action or proceeding with respect to this Agreement may be brought in the courts of the United States for the Southern District of New York, and by execution and delivery of this Agreement, each party hereto consents, for itself and in respect of its property, to the nonexclusive jurisdiction of those courts. Each such party irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto.

Section 13.11  No Partnership.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto, and the services of the Servicer shall be rendered as an independent contractor and not as agent or as a fiduciary for any party hereto or for the Noteholders.

Section 13.12  Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

Section 13.13   Acts of Holders.

Except as otherwise specifically provided herein, whenever Holder action, consent or approval is required under this Agreement or any other Transaction Document, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Holders if ~~the~~a Majority ~~Noteholders~~of the Controlling Class agree to take such action or give such consent or approval. In all cases except where otherwise required by law or regulation, any act by a Holder of a Note may be taken by the Owner of such Note.

Section 13.14  Duration of Agreement.

This Agreement shall continue in existence and effect until terminated as herein provided.

Section 13.15  Limited Recourse.

Notwithstanding any other provisions of the Notes, this Agreement or any other Transaction Document, the obligations of the Issuer under the Notes, this Agreement and any other Transaction Document are limited recourse obligations of the Issuer payable solely from the Collateral in accordance with the Priority of Payments and, following realization of the Collateral and distribution in accordance with the Priority of Payments, any claims of the Noteholders and the other Secured Parties, and any other parties to any Transaction Document shall be extinguished. The obligations of the Originator, the Issuer and the Servicer under this Agreement and the other Transaction Documents are solely the obligations of the Originator, the Issuer and the Servicer, respectively. No recourse shall be had for the payment of any amount owing by the Originator, the Issuer or the Servicer or otherwise under this Agreement or under the other Transaction Documents or for the payment by the Originator, the Issuer or the Servicer of any fee in respect hereof or thereof or any other obligation or claim of or against the Originator, the Issuer or the Servicer arising out of or based upon this Agreement or on any other Transaction Document, against any Affiliate, shareholder, partner, manager, member, director, officer, employee, representative or agent of the Originator, the Issuer or the Servicer or of any Affiliate of such Person. The provisions of this Section 13.15 shall survive termination of this Agreement.

Section 13.16  Confidentiality.

Each of the Issuer, the Servicer and the Trustee shall maintain and shall cause each of its employees, officers, agents and Affiliates to maintain the confidentiality of material non-public information concerning the Fund and its Affiliates or about the Obligors obtained by it or them in connection with the structuring, negotiating, execution and performance of the transactions contemplated by the Transaction Documents, except that each such party and its employees, officers, agents and Affiliates may disclose such information to other parties to the Transaction Documents and to its external accountants, attorneys, any potential subservicers and the agents of such Persons provided such Persons expressly agree to maintain the confidentiality of such information, and as required by an applicable law or order of any judicial or administrative proceeding. This Section 13.16 shall constitute a confidentiality agreement for purposes of Regulation FD under the Exchange Act. Notwithstanding any other provision of this Agreement, the Servicer shall not be required to disclose any confidential information it is restricted from disclosing by law or contract; provided that the Servicer will use its commercially reasonable efforts to enter into, or cause the Issuer to enter into, a confidentiality agreement permitting such disclosure satisfactory to the Servicer with any Person to whom such information is required to be delivered. Notwithstanding the foregoing, the parties hereto may disclose material non-public information to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) in connection with the exercise of any remedies hereunder or any action or proceeding relating to this Agreement or the enforcement of rights hereunder or thereunder, (e) to the extent such information becomes publicly available other than as a result of a breach of this Section 13.16.

Section 13.17  Non-Confidentiality of Tax Treatment.

All parties hereto agree that each of them and each of their managers, officers, employees, representatives, and other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure. “Tax treatment” and “tax structure” shall have the same meaning as such terms have for purposes of Treasury Regulation Section 1.6011-4.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

HORIZON FUNDING I, LLC, as the
Issuer

By:
Name:
Title:

HORIZON SECURED LOAN FUND I LLC, as the Originator and as the Seller

By:
Name:
Title:

HORIZON TECHNOLOGY FINANCE CORPORATION, as the Servicer

By:
Name:
Title:

[Horizon — Sale and Servicing Agreement]

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as the Trustee

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as Securities Intermediary

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as Custodian

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as Backup Servicer

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but as Lockbox Bank

By:
Name:
Title:

[Horizon — Sale and Servicing Agreement]

Acknowledged and agreed:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as Initial Purchaser
By: NYL Investors LLC, its Investment Manager

By:
Name:
Title:

NEW YORK LIFE INSURANCE COMPANY, as initial purchaser

By:
Name:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C), as initial purchaser

By:	NYL Investors LLC, its Investment Manager

By:
Name:
Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30E), as initial purchaser

By:	NYL Investors LLC, its Investment Manager

By:
Name:
Title:

[Horizon — Sale and Servicing Agreement]

THE BANK OF NEW YORK MELLON, A

BANKING CORPORATION ORGANIZED

UNDER THE LAWS OF NEW YORK, NOT

IN ITS INDIVIDUAL CAPACITY BUT

SOLELY AS TRUSTEE UNDER THAT

CERTAIN TRUST AGREEMENT DATED AS

OF JULY 1st, 2015 BETWEEN NEW YORK

LIFE INSURANCE COMPANY OF NEW

YORK, AS BENEFICIARY, AND THE BANK

OF NEW YORK MELLON, AS TRUSTEE, as

Initial Purchaser

By: New York Life Insurance Company, its attorney-in-fact

By:
Name:
Title:

[Horizon — Sale and Servicing Agreement]

EXHIBITS AND SCHEDULES TO

SALE AND SERVICING AGREEMENT

EXHIBIT A	Form of Assignment

EXHIBIT B	Form of Borrowing Base Certificate

EXHIBIT C	Form of Closing Certificate of Originator

EXHIBIT D	Form of Liquidation Report

EXHIBIT E	Form of Servicer’s Officer Certificate

EXHIBIT F	List of Loans

EXHIBIT G	Form of Monthly Report

EXHIBIT H-1	Form of Initial Certification

EXHIBIT H-2	Form of Final Certification

EXHIBIT I	Form of Request for Release of Documents

EXHIBIT J	Initial Loans Criteria

EXHIBIT K	Portfolio Profile Milestone Criteria

EXHIBIT L	Runway Report

[Horizon — Sale and Servicing Agreement]

Exhibit A

to Sale and

Servicing Agreement

FORM OF ASSIGNMENT

[__]

Pursuant to and in accordance with the Sale and Servicing Agreement (such agreement as amended, modified, waived, supplemented or restated from time to time, the “Agreement”), dated as of June 1, 2018, made by and among Horizon Funding I, LLC, as the issuer (the “Issuer”), Horizon Secured Loan Fund I LLC, as the originator (the “Originator”) and as the seller, Horizon Technology Finance Corporation, as the servicer (“Servicer”) and U.S. Bank National Association, as the trustee, backup servicer, custodian, lockbox bank and securities intermediary, the undersigned does hereby sell, transfer, assign, set over and otherwise convey to the [ ]1 all right, title and interest of the [ ]2 in and to the following: (i) the Loans [listed in the List of Loans (as may be updated from time to time to reflect Substitute Loans and Subsequent Loans and Loans removed in accordance with the Agreement)] [on the attached schedule], all payments paid in respect thereof and all monies due, to become due or paid in respect thereof accruing on and after the [Cutoff Date] [Transfer Date] and all Insurance Proceeds, Liquidation Proceeds, Released Mortgaged Property Proceeds and other recoveries thereon, in each case as they arise after the [Cutoff Date] [Transfer Date]; (ii) all security interests and Liens and Related Property subject thereto from time to time purporting to secure payment by Obligors under such Loans; (iii) all guaranties, indemnities and warranties, and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Loans; (iv) all collections and records (including Computer Records) with respect to the foregoing; (v) all documents relating to the applicable Loan Files; and (vi) all income, payments, proceeds and other benefits of any and all of the foregoing, including but not limited to, all accounts, cash and currency, chattel paper, electronic chattel paper, tangible chattel paper, copyrights, copyright licenses, equipment, fixtures, general intangibles, instruments, commercial tort claims, deposit accounts, inventory, investment property, letter of credit rights, software, supporting obligations, accessions, and other property consisting of, arising out of, or related to the foregoing.

This Assignment shall be governed by the laws of the State of New York applicable to agreements made and to be performed therein. Capitalized terms used herein have the meaning given such terms in the Agreement.

[Remainder of Page Intentionally Left Blank]

Assignee

Assignor

[Horizon — Sale and Servicing Agreement]

A-1

IN WITNESS WHEREOF, the undersigned have caused this Assignment to be duly executed as of the date first written above.

[ ], as Assignor

By:
Name:
Title: Authorized Representative

[Horizon — Sale and Servicing Agreement]

Exhibit B

to Sale and

Servicing Agreement

FORM OF BORROWING BASE CERTIFICATE

[●], 201_

[Horizon — Sale and Servicing Agreement]

B-1

HORIZON FUNDING I, LLC
Borrowing Base Certificate

Pursuant to the Sale and Servicing Agreement dated as of June 1, 2018, as amended from time to time (the "Agreement") among the undersigned, the Servicer, and the Trustee, the undersigned certifies that as of the close of business on the date set forth below, the Borrowing Base is computed as set forth below:

Date of Advance:
Date of Determination:

COLLATERAL ROLLFORWARD

	Date		TOTAL

Aggregate Outstanding Loan Balance:

Excess Concentration Amounts (-):
Aggregate Outstanding Loan Balance of Delinquent Loans (-):
Aggregate Outstanding Loan Balance of Defaulted Loans (-):
Aggregate Outstanding Loan Balance of Ineligible Loans (-):

Adjusted Pool Balance:

Multiplied by Advance Rate:

Borrowing Base Subtotal:

Amounts on deposit in Principal Reinvestment Account (+):
Amounts on deposit in Collection Account related to Principal Collections (+):
Amounts directed to Principal Reinvestment Account (+):
Amounts directed from Principal Reinvestment Account (-):
Amounts directed from Collection Account related to Principal Collections (-):

Borrowing Base:

Commitment Amount:

Lesser of Borrowing Base and Commitment Amount:

Current Aggregate Outstanding Note Balance:

Current Advance Availability:

Draw Request Amount:
Principal Distribution Amount:

Aggregate Outstanding Note Balance after Activity:

Advance Availability after Activity:

The undersigned represents and warrants that this Borrowing Base Certificate and all attached Schedules are true and correct statements of, and that the information contained herein is true and correct in all material respects regarding the status of Eligible Loans and the respective amounts reflected herein are in compliance with the provisions of the Agreement and the Exhibits and Schedules thereto. The undersigned further represents and warrants that there is no Event of Default and all representations and warranties contained in the Agreement and other Documents are true and correct in all material respects and that all required procedures have been completed in calculating the information set forth above. If requesting an Advance, the undersigned further represents that the Investment Period Termination Date has not occurred. Capitalized terms are used herein and not otherwise defined herein shall have the meanings specified in the Agreement.

[Horizon — Sale and Servicing Agreement]

By: Horizon Funding I LLC
Signature
Print Name
Title
Date

[Horizon — Sale and Servicing Agreement]

Exhibit C

to Sale and

Servicing Agreement

FORM OF CLOSING CERTIFICATE OF ORIGINATOR

June 1, 2018

THIS OFFICER’S CERTIFICATE is executed and delivered as of this 1st day of June, 2018, pursuant to the Sale and Servicing Agreement (such agreement as amended, modified, waived, supplemented or restated from time to time, the “Agreement”), dated as of June 1, 2018, by and among Horizon Secured Loan Fund I LLC, as the Originator (the “Company”), Horizon Technology Finance Corporation, as the servicer, U.S. Bank National Association, as the Trustee, as the Securities Intermediary, as the Custodian, as the Lockbox Bank and as the Backup Servicer, and Horizon Funding I, LLC, as the Issuer. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

I, [__________], do ~~herby~~hereby certify that I am the Chief Operating Officer and Executive Vice President of the Company and that, as such, I am authorized to execute this certificate on behalf of the Company and do further certify that:

Attached hereto as Annex I is a true, correct and complete copy of the Certificate of Formation of the Company, as amended, together with all amendments thereto, and as in effect on the date hereof, which documents were in full force and effect in such form on the date hereof, and at all times subsequent thereto, without modification or amendment in any respect.

Attached hereto as Annex II is a Certificate of the Secretary of State of the State of Delaware, dated [●], stating that the Company is duly formed under the laws of the State of Delaware.

Attached hereto as Annex III is a true, correct and complete copy of the Limited Liability Company Agreement of the Company, together with all amendments thereto in effect on the date hereof, which documents are in full force and effect on the date hereof.

Attached hereto as Annex IV is a true, correct and complete copy of the written resolutions duly adopted by [the sole member] of the Company relating to the authorization, execution, delivery and performance of (among other things) the Agreement and the other Transaction Documents. Said resolutions have not been amended, modified, annulled or revoked, are in full force and effect on the date hereof and at all times subsequent thereto, and are the only resolutions relating to these matters which have been adopted by the sole member.

Each person named on Annex V attached hereto is a duly elected, qualified and incumbent officer of the Company and the signature set forth opposite his or her name on such Annex V is that person’s genuine signature.

I have carefully examined the Transaction Documents.

No event with respect to the Company has occurred and is continuing that would constitute an Event of Default or Servicer Default or an event that, with notice or the passage of time, would constitute an Event of Default or Servicer Default as defined in the Transaction Documents.

[Horizon — Sale and Servicing Agreement]

C-1

All federal, state and local taxes of the Company due and owing as of the date hereof have been paid or adequate provisions for the payment thereof have been made.

All representations and warranties of the Company contained in the Transaction Documents or in any document, certificate or financial or other statement delivered in connection therewith are true and correct in all material respects as of the date hereof.

There is no action, investigation or proceeding pending or, to my knowledge, threatened against the Company before any court, administrative agency or other tribunal (a) asserting the invalidity of any Transaction Document to which the Company is a party; (b) seeking to prevent the consummation of any of the transactions contemplated by the Transaction Documents; or (c) that is likely to materially and adversely affect the Company’s performance of its obligations under, or the validity or enforceability of, the Transaction Documents.

No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by the Company for its consummation of the transactions contemplated by the Transaction Documents, except such as have been obtained or made and such as may be required under the blue sky laws of any jurisdiction in connection with the issuance and sale of the Notes.

The Company’s (a) transfer and assignment of the Initial Loan Assets to the Issuer; (b) entering into of the Transaction Documents; and (c) consummation of any of the transactions contemplated in the Transaction Documents, in each case will not violate or conflict with any agreement or instrument to which the Company is a party or by which it or its property is otherwise bound.

In connection with the transfers of the Initial Loan Assets contemplated in the Transaction Documents, the Company (a) has not made such transfer with actual intent to hinder, delay or defraud any creditor of the Company; (b) has not received less than a reasonably equivalent value in exchange for such transfer; (c) is not on the date hereof insolvent (nor will the Company become insolvent as a result thereof); (d) is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital; and (e) does not intend to incur or believe it will incur debts beyond its ability to pay when matured.

Each of the agreements and conditions of the Company to be performed or satisfied on or before the Closing Date under the Transaction Documents has been performed or satisfied in all material respects.

The Company has not authorized for filing any UCC financing statements listing the Initial Loan Assets as collateral other than financing statements relating to the transactions contemplated in the Agreement or for which have been released or terminated.

Attached hereto as Annex VI is the complete and accurate List of Loans for the Initial Loans.

[Horizon — Sale and Servicing Agreement]

The Servicer has notified and directed the Obligor with respect to each such Loan to make all payments on the Loans, whether by wire transfer, ACH or otherwise, directly to the Lockbox Account

The Servicer has notified and directed each of the Company’s co-lenders under Co-Agented Loans and Third-Party Loans that receive payments on behalf of the Originator, to transfer such payments received from the Obligors with respect to such Loans to the Lockbox Account within two Business Days of receipt of such payments by such co-lender.

The Initial Loans satisfy the Initial Loans Criteria.

******

[Horizon — Sale and Servicing Agreement]

IN WITNESS WHEREOF, I have affixed my signature hereto as of the date written above.

By:
Name:
Title:

[Horizon — Sale and Servicing Agreement]

ANNEX I

to Closing Certificate of

Servicer/Originator

CERTIFICATE OF FORMATION

[Horizon — Sale and

Servicing Agreement]

ANNEX II

to Closing Certificate of

Servicer/Originator

CERTIFICATES OF GOOD STANDING

[Horizon — Sale and Servicing Agreement]

ANNEX III

to Closing Certificate of

Servicer/Originator

LIMITED LIABILITY COMPANY AGREEMENT

[Horizon — Sale and Servicing Agreement]

ANNEX IV

to Closing Certificate of

Servicer/Originator

WRITTEN RESOLUTIONS

[Horizon — Sale and Servicing Agreement]

ANNEX V

to Closing Certificate of

Servicer/Originator

INCUMBENCY OF SIGNING OFFICERS

Name of Officer	Title	Signature

1.

2.

[Horizon — Sale and Servicing Agreement]

ANNEX VI

to Closing Certificate of

Servicer/Originator

List of Loans

See below

[Horizon — Sale and Servicing Agreement]

Account Name	Loan Name	Funding Name	Accounting System/ Collateral ID	Outstanding Loan Balance at Cutoff Date	Actual Funding Date	Loan Type	Collateral Agent	Promissory Note Status	Mortgage Security	UCC Filing in Originator’s Name	Availability of Original Required Documents

[Horizon — Sale and Servicing Agreement]

Exhibit D to Sale

and Servicing

Agreement

FORM OF LIQUIDATION REPORT

Obligor Name:

Account number:

Original Outstanding Loan Balance:

1.	Amounts received or receivable $
	Principal Prepayment	$
	Property Sale Proceeds	$
	Insurance Proceeds	$
	Other (Itemize)	$

2.	Liquidation Expenses ($__________________________)

3.	Scheduled Payment Advances, ($__________________________)
Servicing Advances and interest
thereon reimbursed

4.	Outstanding Loan Balance of the ($) Loan on date of liquidation

5.	Realized (Loss) or Gain $

[Horizon — Sale and

Servicing Agreement]

D-1

Exhibit E

to Sale and

Servicing Agreement

HORIZON TECHNOLOGY FINANCE CORPORATION

SERVICER OFFICER’S CERTIFICATE

                    , 2018

Reference is made to the Sale and Servicing Agreement, dated as of June 1, 2018 (the “Servicing Agreement”), by and among Horizon Funding I, LLC, as the Issuer, Horizon Secured Loan Fund I LLC, as the Originator, Horizon Technology Finance Corporation, as the Servicer (in such capacity, the “Servicer”) and U.S. Bank National Association as the Trustee (in such capacity, the “Trustee”), Custodian, Backup Servicer, Lockbox Bank and Securities Intermediary, relating to the Notes. Terms defined by the Servicing Agreement, wherever used herein, unless otherwise defined herein, shall have the same meanings as are prescribed by the Servicing Agreement.

OPTION 1:

Pursuant to Section 5.02(d)(iv), the undersigned, in its capacity as Servicer, hereby requests the documents described on Schedule A hereto in connection with its servicing activities.

OPTION 2:

The undersigned, in its capacity as Servicer, hereby certifies that the Loan described on Schedule A hereto is required to be repurchased or substituted pursuant to and in accordance with Section 11.01 of the Servicing Agreement.

Executed as of the date set forth above.

HORIZON TECHNOLOGY FINANCE CORPORATION, as Servicer

By:
Name:
Title:

[Horizon — Sale and Servicing Agreement]

E-1

Schedule A

[Horizon — Sale and Servicing Agreement]

Exhibit F

to Sale and

Servicing Agreement

List of Loans

[To be attached]

[Horizon — Sale and Servicing Agreement]

F-1

Exhibit G

to Sale and

Servicing Agreement

FORM OF MONTHLY REPORT

[To be attached]

[Horizon — Sale and Servicing Agreement]

G-1

Exhibit H-1

to Sale and

Servicing Agreement

FORM OF INITIAL CERTIFICATION

[●], 2018

Horizon Funding I, LLC	Horizon Technology Finance Corporation
312 Farmington Avenue	312 Farmington Avenue
Farmington, CT 06032	Farmington, CT 06032
Telephone: 860-674-9977	Telephone: 860-674-9977
Facsimile No.: 860-674-8655	Facsimile No.: 860-674-8655
Email: dtrolio@horizontechfinance.com	Email: dtrolio@horizontechfinance.com

Horizon Secured Loan Fund I LLC	U.S. Bank National Association, as Trustee
312 Farmington Avenue	190 S. LaSalle St., 7th Floor
Farmington, CT 06032	Chicago, IL 60603
Telephone: 860-674-9977	Telephone: (312) 332-7496
Facsimile No.: 860-674-8655	Facsimile No.: (312) 332-7996
Email: dtrolio@horizontechfinance.com	Email: Melissa.rosal@usbank.com and jennifer.napolitano@usbank.com
ATTN: Horizon Funding I, LLC

Re:          Sale and Servicing Agreement dated as of June 1, 2018 – Horizon Funding I, LLC

Ladies and Gentlemen:

In accordance with Section 2.11(a) of the above–captioned Sale and Servicing Agreement (such agreement as amended, modified, waived, supplemented or restated from time to time, the “Agreement”), the undersigned, as the Custodian, hereby certifies that, except as noted on the attachment hereto, if any (the “Loan Exception Report”), it has received each of the Required Loan Documents required to be delivered to it pursuant to Section 2.09(b) of the Agreement with respect to each Loan listed in the List of Loans and the documents contained therein appear to bear original signatures to the extent required under the definition of Required Loan Documents. Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

The Custodian has made no independent examination of any such documents beyond the review specifically required in the Agreement.

[Horizon — Sale and Servicing Agreement]

H-1

The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Loans identified on the List of Loans, or (ii) the collectibility, insurability, effectiveness or suitability of any such Loan.

U.S. BANK NATIONAL ASSOCIATION, as the Custodian

By:
Name:
Title:

[Horizon — Sale and Servicing Agreement]

LOAN EXCEPTION REPORT

[________]

[Horizon — Sale and Servicing

Agreement]

Exhibit H-2

to Sale and

Servicing Agreement

FORM OF FINAL CERTIFICATION

[         ], 2018

Horizon Funding I, LLC	Horizon Technology Finance Corporation
312 Farmington Avenue	312 Farmington Avenue
Farmington, CT 06032	Farmington, CT 06032
Telephone: 860-674-9977	Telephone: 860-674-9977
Facsimile No.: 860-674-8655	Facsimile No.: 860-674-8655
Email: dtrolio@horizontechfinance.com	Email: dtrolio@horizontechfinance.com

Horizon Secured Loan Fund I LLC	U.S. Bank National Association, as Trustee
312 Farmington Avenue	190 S. LaSalle St., 7th Floor
Farmington, CT 06032	Chicago, IL 60603
Telephone: 860-674-9977	Telephone: (312) 332-7496
Facsimile No.: 860-674-8655	Facsimile No.: (312) 332-7996
Email: dtrolio@horizontechfinance.com	Email: Melissa.rosal@usbank.com and jennifer.napolitano@usbank.com
ATTN: Horizon Funding I, LLC

Re:          Sale and Servicing Agreement dated as of June 1, 2018 – Horizon Funding I, LLC

Ladies and Gentlemen:

In accordance with Section 2.11(a) of the above-captioned Sale and Servicing Agreement (such agreement as amended, modified, waived, supplemented or restated from time to time, the “Agreement”), the undersigned, as the Custodian, hereby certifies that, except as noted on the attachment hereto, as to each Loan listed on the List of Loans (other than any Loan paid in full or listed on the attachment hereto), it has reviewed the documents identified on the related List of Loans and required to be delivered to it pursuant to Section 2.09(b) of the Agreement and has determined that (i) all such documents are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Loan and (iii) based on its examination, and only as to the foregoing documents, the account number and maturity date set forth in the List of Loans respecting such Loan has been provided. Capitalized terms used but not defined herein have the same meanings set forth in the Agreement.

The Custodian has made no independent examination or inquiry of such documents beyond the review specifically required in the Agreement.

The Custodian makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Loans identified on the List of Loans, (ii) the collectibility, insurability, effectiveness or suitability of any such Loan, or (iii) the compliance by such documents with statutory or regulatory guidelines.

[Horizon — Sale and Servicing Agreement]

H-2

U.S. BANK NATIONAL ASSOCIATION, as the Custodian

By:
Name:
Title:

[Horizon — Sale and Servicing Agreement]

Exhibit I

to Sale and

Servicing Agreement

REQUEST FOR RELEASE OF DOCUMENTS

To:

U.S. Bank National Association, as Trustee

190 S. LaSalle St., 7th Floor

Chicago, IL 60603

Telephone: (312) 332-7496

Facsimile: (312) 332-7996

Attention: Global Corporate Trust - Horizon Funding I, LLC

U.S. Bank National Association,

as the Custodian

West Side Flats, 60 Livingston Avenue

EP-MN-WS3D

St. Paul, MN 55107

Facsimile: (615) 446-7362

Attention: Global Corporate Trust – Horizon Funding I, LLC

Re:	Sale and Servicing Agreement dated as of June 1, 2018 – Horizon Funding I, LLC

In connection with the administration of the pool of Loans held by you, we request the release, and acknowledge receipt, of the (Trustee’s Document File/[specify document]) for the Loan described below, for the reason indicated.

Obligor’s Name, Address & Zip Code:

Loan Number:

Reason for Requesting Documents (check one)

1.	Loan paid in full (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Principal and Interest Account.)

2.	Loan liquidated (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Principal and Interest Account.)

3.	Loan in foreclosure

4.

Loan sold, repurchased or substituted pursuant to Article II or XI of the Sale and Servicing Agreement (Servicer hereby certifies that the repurchase price to the extent required has been credited to the Principal and Interest Account and/or remitted to the Trustee for deposit into the Note Distribution Account pursuant to the Sale and Servicing Agreement.)

[Horizon — Sale and Servicing Agreement]

I-1

5.	Collateral being released pursuant to Sections 2.11 or 5.08 of the Sale and Servicing Agreement.

6.	Loan Collateral or associated loan document being substituted, released, revised or subordinated.

7.	Other [Specify.]

If box 1, 2 or 4 above is checked, and if all or part of the Trustee’s document file was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Loan.

If box 3, 5 or 6 above is checked, upon our return of all of the above documents (or the appropriate substitutes therefor, if applicable) to you, please acknowledge your receipt by signing in the space indicated below, and returning this form.

HORIZON TECHNOLOGY FINANCE CORPORATION, as the Servicer

By:
Name:
Title:
Date:

Documents returned to Trustee:

U.S. BANK NATIONAL ASSOCIATION, as the Trustee

By:
Name:
Title:
Date:

[Horizon — Sale and Servicing Agreement]

Exhibit J

to Sale and

Servicing Agreement

INITIAL LOAN CRITERIA

Minimum Number of Distinct Obligors	4

Maximum Aggregate Outstanding Loan Balance	$25,000,000

[Horizon — Sale and Servicing Agreement]

J-1

Exhibit K

to Sale and

Servicing Agreement

PORTFOLIO PROFILE MILESTONE CRITERIA

Minimum Number of Obligors at October 1, 2019: 10

Minimum Number of Obligors at 24 Months: 20

Maximum Outstanding Loan Balance per Distinct Obligor: $15,000,000

Maximum Weighted Average Loan-To-Value Ratio (determined in accordance with the Operating Guidelines) for Loans: 25%

Minimum Weighted Average Cash Yield Rate: 9%

Minimum Weighted Average Risk Rating: 2.5

K-1

Exhibit L

to Sale and

Servicing Agreement

Runway Report Watchlist Credits

[Date]

Company	HTF Rating	Portfolio Management Team	Balance (Post PMT)	Lien/ Subordination	Default Covenant	Cash	Current Cash Out	Access to Cash	Burn Cutting Plans	Fund Raising Expectations

L-1

Runway Report Pass Credits

[Date]

Company	HTF Rating	Portfolio Management Team	Balance (Post PMT)	Lien/ ubordination	Financial and Operating Covenant	Cash	Current Cash Out	Access to Cash	Fund Raising Expectations